As filed with the Securities and Exchange Commission on January 26, 2024

Securities Act File No. 333-228684

Investment Company Act File No. 811-23395

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 8	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 9	☒

GABELLI INNOVATIONS TRUST

(Exact Name of Registrant as Specified in Charter)

One Corporate Center, Rye, New York 10580-1422

(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: 1-800-422-3554

John C. Ball

Gabelli Funds, LLC

One Corporate Center

Rye, New York 10580-1422

(Name and Address of Agent for Service)

Copies to:

Peter Goldstein, Esq.	Michael R. Rosella, Esq.
Gabelli Innovations Trust	Paul Hastings LLP
One Corporate Center	200 Park Avenue
Rye, New York 10580-1422	New York, New York 10166

It is proposed that this filing will become effective:

☒	immediately upon filing pursuant to paragraph (b);or
☐	on January________, pursuant to paragraph (b);or
☐	60 days after filing pursuant to paragraph (a)(1);or
☐	on ________ pursuant to paragraph (a)(1);or
☐	75 days after filing pursuant to paragraph (a)(2);or
☐	on ________ pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Gabelli Innovations Trust

Gabelli Media Mogul Fund

Gabelli Pet Parents’™ Fund

Gabelli Food of All Nations Fund

Gabelli RBI Fund

(each a “Fund” and collectively, the “Funds”)

One Corporate Center

Rye, New York 10580-1422

800-GABELLI
(800-422-3554)

fax: 914-921-5118

website: www.gabelli.com
e-mail: info@gabelli.com

Questions? Call 800-GABELLI or your investment representative.

Gabelli Innovations Trust (the “Company”)

Fund	Class	Ticker Symbol
Gabelli Media Mogul Fund	I	MOGLX
	A	MLGLX

Gabelli Pet Parents’™ Fund	I	PETZX
	A	PETGX

Gabelli Food of All Nations Fund	I	FOANX

Gabelli RBI Fund	I	GRBIX

PROSPECTUS

January 26, 2024

The Securities and Exchange Commission has not approved or disapproved the shares described in this Prospectus or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

GABELLI MEDIA MOGUL FUND

(the “Media Mogul Fund” or the “Fund”)

Investment Objective

The Fund seeks to provide capital appreciation.

Fees and Expenses of the Fund:

The table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund’s Class A shares. More information about these and other discounts is available from your financial professional and in the section entitled “Classes of Shares” on page 38 of the prospectus and in Appendix A, “Sales Charge Reductions and Waivers Available through Certain Intermediaries” attached to the Fund’s prospectus. You may also incur usual and customary brokerage commissions and other charges when buying and selling shares that are not reflected in the fee table and expense example below.

	Class A	Class I
Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) (as a percentage of redemption or offering price, whichever is lower)	5.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of redemption or offering price, whichever is lower)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (as percentage of amount invested)	None	None
Redemption Fees (as a percentage of amount redeemed for shares held 7 days or less)	2.00%	2.00%
Exchange Fee	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	1.00%	1.00%
Distribution and Service (Rule 12b-1) Fees	0.25%	None
Other Expenses(1)	4.28%	4.28%
Total Annual Fund Operating Expenses	5.53%	5.28%
Less Fee Waiver and/or Expense Reimbursement(2)	(4.38)%	(4.38)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.15%	0.90%

(1)	“Other Expenses” are based on estimated amounts for the current fiscal year.
(2)	Gabelli Funds, LLC, the Fund’s investment adviser (the “Adviser”), has contractually agreed to waive all or a portion of its investment advisory fees and/or to reimburse certain expenses of the Fund to the extent necessary to maintain the Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement (excluding brokerage costs, acquired fund fees and expenses, interest, taxes, distribution expenses, and extraordinary expenses) at no more than an annual rate of 0.90%. Under this same arrangement, the Fund has also agreed, during the three year period following the date of any such waiver or reimbursement by the Adviser, to repay such amount to the Adviser, but only to the extent the Fund is able to do so without exceeding the lesser of (1) the expense limit in effect at the time of the waiver or reimbursement, as applicable, or (2) the expense limit in effect at the time of recoupment after giving effect to the repayment. This arrangement is in effect through at least January 28, 2025, and may be terminated only by the Board of Trustees of the Fund before such time.

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Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The example assumes that you invest $10,000 in the Fund for the time periods shown and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the example reflects the Expense Cap through the first year after the commencement of investment operations). Investors may pay brokerage commissions on their purchases and sales of Fund shares, which are not reflected in the example. The results apply whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$685	$1,762	$2,828	$5,442
Class I	$92	$1,188	$2,278	$4,977

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 25% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of its net assets, plus borrowings for investment purposes, in the media industry. Media industry companies are companies that are primarily engaged in the production, sale and distribution of goods or services used in the media industry. Media industry companies are companies that derive at least 50% of their revenue from the production or distribution of information and entertainment content, and may include television and radio stations, motion picture companies, print publishing and providers of internet content, as well as satellite service providers, cable service providers and advertising service providers. The Fund will specifically invest in companies that were spun-off from Liberty Media Corporation (“Liberty Media”) as constituted in 2001, as well as in companies that resulted from subsequent mergers of any such spin-offs or stocks that track performance of such spin-offs or companies that resulted from subsequent mergers of any such spin-offs, and in public companies in which Liberty Media and its successor companies invest. The Fund is classified as a non-diversified fund under the Investment Company Act of 1940, as amended.

Liberty Media was spun off from AT&T Corporation in August 2001, as an amalgamation of, among others, media and telecommunications related assets. The company’s chairman and largest shareholder since inception has been Dr. John C. Malone. Since 2001, Liberty Media has engaged in a series of spin-offs, split-offs, mergers, and tracking stock issuances. Tracking stocks are generally common stocks issued by a parent company that track performance of a particular division of a company without having claim on the assets of the division or the parent company.

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The current investable universe includes U.S. and non-U.S. listed companies in all capitalization ranges in the media industry. The Adviser will weight these securities utilizing factors including, but not limited to the attractiveness of a security’s valuation and the potential for a catalyst or event that might surface underlying value in a particular security.

Principal Risks

You may want to invest in the Fund if:

●	you are a long term investor

●	you seek growth of capital

●	you want exposure to equity investments in securities that were spun-off or are tracking stocks of Liberty Media

●	you believe that the market will favor value over growth stocks over the long term

●	you wish to include a value strategy as a portion of your overall investments

The Fund’s share price will fluctuate with changes in the market value of the Fund’s portfolio securities. An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell Fund shares, they may be worth more or less than what you paid for them; you may lose money by investing in the Fund.

Investing in the Fund involves the following risks:

●	Communication Services Risk. The communication services sector consists of both companies in the telecommunication services industry as well as those in the media and entertainment industry. Companies in the media and entertainment industry group encompass a variety of services and products including television broadcasting, gaming products, social media, networking platforms, online classifieds, online review websites and Internet search engines. The communications services sector of a country’s economy is often subject to extensive government regulation. The costs of complying with governmental regulations, delays or failure to receive required regulatory approvals, or the enactment of new regulatory requirements may negatively affect the business of communications companies.

●	Infectious Illness Risk. A widespread outbreak of an infectious illness, such as the COVID-19 pandemic, may result in travel restrictions, disruption of healthcare services, prolonged quarantines, cancellations, supply chain disruptions, business closures, lower consumer demand, layoffs, ratings downgrades, defaults and other significant economic, social and political impacts. Such events may adversely affect the Fund, its investments, and the value of your investment in the Fund. The fallout from the COVID-19 pandemic and its subsequent variants, and the long-term impact on economies, markets, industries and individual issuers, are not known.

●	Industry Concentration Risk. The Fund invests at least 25% of its assets in companies in the media industry, which includes telecommunications, publishing, and entertainment companies and, as a result, the value of the Fund’s shares will be more susceptible to the factors affecting those particular types of companies, including government regulation, greater price volatility for the overall market, rapid obsolescence of products and services, intense competition, and strong market reactions to technological developments.

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●	Non-Diversification Risk. As a non-diversified fund, more of the Fund’s assets may be focused in the securities of a small number of issuers, which may make the value of the Fund’s shares more sensitive to changes in the market value of a single issuer or industry than shares of a diversified fund.

●	Large-Capitalization Company Risk. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

●	Mid-Capitalization Company Risk. Mid-cap company risk is the risk that investing in securities of mid-cap companies could entail greater risks than investments in larger, more established companies. Mid-cap companies tend to have narrower product lines, more limited financial resources and a more limited trading market for their stocks, as compared with larger companies. As a result, their stock prices may decline more significantly or more rapidly than stocks of larger companies as market conditions change.

●	Small-Capitalization Company Risk. Investing in securities of small-capitalization companies may involve greater risks than investing in larger, more established issuers. Smaller capitalization companies typically have relatively lower revenues, limited product lines and lack of management depth, and may have a smaller share of the market for their products or services, than larger capitalization companies. The stocks of smaller capitalization companies tend to have less trading volume than stocks of larger capitalization companies. Less trading volume may make it more difficult for the Adviser to sell securities of smaller capitalization companies at quoted market prices. Finally, there are periods when investing in smaller capitalization stocks falls out of favor with investors and the stocks of smaller capitalization companies underperform.

●	Tracking Stock Risk. The Fund invests in tracking stocks, which are typically a separate class of common stock whose value is linked to a specific business unit or operating division within a larger company and which is designed to “track” the performance of such business unit or division. The parent company, rather than the business unit or division, generally is the issuer of the tracking stock. However, holders of the tracking stock may not have the same rights as holders of the parent company’s common stock. In the event of the parent company’s liquidation, tracking stock shareholders typically do not have a legal claim on the parent company’s assets.

●	Value Investing Risk. The Fund invests in “value” stocks. Value investing refers to buying securities that the portfolio manager believes are out of favor and/or undervalued in comparison to their peers or their prospects for growth. From time to time, “value” investing falls out of favor with investors. During those periods, the Fund’s relative performance may suffer.

●	Equity Risk. Equity risk is the risk that the prices of the securities held by the Fund will fluctuate, sometimes rapidly and unpredictably, due to general market and economic conditions, perceptions regarding the industries in which the companies issuing the securities participate, and the issuer companies’ particular circumstances. Holders of equity securities only have rights to value in the company only after all issuer debts have been paid and they could lose their entire investment in a company that encounters financial difficulty.

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●	Management Risk. If the portfolio manager is incorrect in his assessment of the investment prospects of the securities the Fund holds, then the value of the Fund’s shares may decline.

●	Foreign Securities Risk. Investments in foreign securities involve risks relating to political, social, and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S and foreign issuers and markets are subject. These risks include expropriation, differing accounting and disclosure standards, currency exchange risks, settlement difficulties, market illiquidity, difficulties enforcing legal rights, and greater transaction costs.

Performance

An exchange traded managed fund (“Predecessor Fund”) managed by the Adviser was reorganized into the Fund as of the date the Fund commenced operations (April 1, 2019). The Predecessor Fund had an investment objective and strategies that were, in all material respects, the same as those of the Fund, and was managed in a manner that, in all material respects, complied with the investment guidelines and restrictions of the Fund.

The Fund’s performance for periods prior to the commencement of operations on April 1, 2019, is that of the Predecessor Fund.

The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for one year, five years, and ten years, if applicable, compared with those of a broad based securities market index. As with all mutual funds, the Fund’s past performance (before and after taxes) does not predict how the Fund will perform in the future. Updated information on the Fund’s results can be obtained by visiting www.gabelli.com.

MEDIA MOGUL FUND

(Total returns for Class I Shares for the Years Ended December 31)

30%
20%
10%
0%
-10%
-20%
-30%
-40%
8.99%
-8.90%
18.51%
0.25%
7.73%
-31.11%
10.23%
2017
2018
2019
2020
2021
2022
2023

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During the calendar years shown in the bar chart, the highest return for a quarter was 23.20% (quarter ended December 31, 2020) and the lowest return for a quarter was (33.30)% (quarter ended March 31, 2020).

Average Annual Total Returns (for the period ended December 31, 2023, with maximum sales charges, if applicable)	Past One Year	Past Five Years	Since Inception
Media Mogul Fund Class I Shares (first issued December 1, 2016)
Return Before Taxes	10.23%	(0.57)%	(0.64)%
Return After Taxes on Distributions	9.97%	(0.81)%	(0.81)%
Return After Taxes on Distributions and Sale of Fund Shares	6.22%	(0.41)%	(0.47)%
Class A Shares (first issued May 17, 2022)*
Return Before Taxes	3.62%	(1.81)%	(1.52)%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)**	26.29%	15.69%	13.62%

*	The Class I Share NAVs are used to calculate performance for the periods prior to the issuance of Class A Shares on May 17, 2022.
**	The S&P 500 Index is a widely recognized, unmanaged index of common stock prices. Investors cannot invest directly in the S&P 500 Index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return After Taxes on Distributions and Sale of Fund Shares” may be greater than “Return Before Taxes” because the investor is assumed to be able to use the capital loss from the sale of Fund shares to offset other taxable gains. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts, including “Roth” IRAs and SEP IRAs (collectively, “IRAs”).

Management

The Adviser. Gabelli Funds, LLC

The Portfolio Manager. Christopher C. Marangi, Managing Director and Co-Chief Investment Officer of the Value Team of GAMCO Investors, Inc., has served as portfolio manager of the Fund since 2019.

Purchase and Sale of Fund Shares

The minimum initial investment for Class A shares is $1,000 and the minimum initial investment for Class I shares is $5,000 ($5,000 for “IRAs” or Coverdell Education Savings Plans). G.distributors, LLC, the Fund’s distributor (“G.distributors” or “Distributor”), reserves the right to waive or change the minimum investment amounts. There is no minimum for subsequent investments.

You can purchase or redeem shares of the Fund on any day the New York Stock Exchange (“NYSE”) is open for trading (each, a “Business Day”). You may purchase or redeem shares of the Fund by written request via mail (Gabelli Funds, P.O. Box 219204, Kansas City, MO 64121-9204), personal or overnight delivery (Gabelli Funds, c/o SS&C Global Investor & Distribution Solutions, Inc., 430 W 7th Street, Suite 219204,

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Kansas City, MO 64105-1407), Internet, bank wire, or Automated Clearing House (“ACH”) system. You may also purchase shares of the Fund by telephone, if you have an existing account with banking instructions on file, or redeem at 800-GABELLI (800-422-3554).

Shares of the Fund can also be purchased or sold through registered broker-dealers or other financial intermediaries that have entered into appropriate selling agreements with the Distributor. The broker-dealer or other financial intermediary will transmit these transaction orders to the Fund on your behalf and send you confirmation of your transactions and periodic account statements showing your investment in the Fund.

Tax Information

The Fund expects that distributions will generally be taxable as ordinary income or long term capital gains, unless you are investing through a tax deferred arrangement, such as a 401(k) plan or an IRA.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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GABELLI PET PARENTS’™ FUND

(the “Pet Parents’ Fund” or the “Fund”)

Investment Objective

The Fund seeks to provide capital appreciation.

Fees and Expenses of the Fund:

The table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund’s Class A shares. More information about these and other discounts is available from your financial professional and in the section entitled “Classes of Shares” on page 38 of the prospectus and in Appendix A, “Sales Charge Reductions and Waivers Available through Certain Intermediaries” attached to the Fund’s prospectus. You may also incur usual and customary brokerage commissions and other charges when buying and selling shares that are not reflected in the fee table and expense example below.

	Class A	Class I
Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) (as a percentage of redemption or offering price, whichever is lower)	5.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of redemption or offering price, whichever is lower)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (as percentage of amount invested)	None	None
Redemption Fees (as a percentage of amount redeemed for shares held 7 days or less)	2.00%	2.00%
Exchange Fee	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	1.00%	1.00%
Other Expenses(1)	4.61%	4.61%
Distribution and Service (Rule 12b-1) Fees	0.25%	None
Total Annual Fund Operating Expenses	5.86%	5.61%
Less Fee Waiver and/or Expense Reimbursement(2)	(4.71)%	(4.71)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.15%	0.90%

(1)	“Other Expenses” are based on estimated amounts for the current fiscal year.
(2)	Gabelli Funds, LLC, the Fund’s investment adviser, has contractually agreed to waive all or a portion its investment advisory fees and/or to reimburse certain expenses of the Fund to the extent necessary to maintain the Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement (excluding brokerage costs, acquired fund fees and expenses, interest, taxes, distribution expenses, and extraordinary expenses) at no more than an annual rate of 0.90%. Under this same arrangement, the Fund has also agreed, during the three year period following the date of any such waiver or reimbursement by the Adviser, to repay such amount to the Adviser, but only to the extent the Fund is able to do so without exceeding the lesser of (1) the expense limit in effect at the time of the waiver or reimbursement, as applicable, or (2) the expense limit in effect at the time of recoupment after giving effect to the repayment. This arrangement is in effect through at least January 28, 2025, and may be terminated only by the Board of Trustees of the Fund before such time.

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Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The example assumes that you invest $10,000 in the Fund for the time periods shown and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the example reflects the Expense Cap through the first year after the commencement of investment operations). Investors may pay brokerage commissions on their purchases and sales of Fund shares, which are not reflected in the example. The results apply whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$685	$1,823	$2,941	$5,652
Class I	$92	$1,253	$2,400	$5,206

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the portfolio turnover rate was 26% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of its net assets, plus borrowings for investment purposes, in common and preferred shares of publicly traded domestic and foreign companies of all capitalization ranges in the pet industry. The pet industry includes companies that offer services and products for pets and pet owners (“Pet Parents”). Such companies will generally derive at least 50% of their revenues or profits from, or will devote at least 50% of their assets to the following sectors: manufacturers and distributors of pet food, pet supplies, veterinary pharmaceuticals, veterinary wellness, veterinary and other pet services, pet equipment, pet toys, and products and services that support Pet Parents regarding their pet activities (hereinafter the “Pet Industry”). The Fund is classified as a non-diversified fund under the Investment Company Act of 1940, as amended.

The Adviser’s investment philosophy with respect to securities is to identify assets that are selling in the public market at a discount to their private market value (“PMV”). The Adviser defines PMV as the value informed purchasers are willing to pay to acquire assets with similar characteristics. The Adviser also generally evaluates an issuer’s free cash flow and long term earnings trends. Finally, the Adviser looks for a catalyst, something indigenous to the company, its industry or geographic positioning that may surface additional value, including, but not limited to, industry developments, regulatory changes, changes in management, sale or spin-off of a division, or the development of a profitable new business.

The Fund is intended for investors seeking capital appreciation. It is not intended for those who wish to play short term swings in the stock market.

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Principal Risks

You may want to invest in the Fund if:

●	you are a long term investor

●	you seek capital appreciation

●	you wish to include a value strategy as a portion of your overall investments

The Fund’s share price will fluctuate with changes in the market value of the Fund’s portfolio securities. An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell Fund shares, they may be worth more or less than what you paid for them; you may lose money by investing in the Fund.

Investing in the Fund involves the following risks:

●	Industry Concentration Risk. The Fund invests at least 25% of its assets in companies in the Pet Industry, which includes manufacturers and distributors of pet food, pet supplies, veterinary pharmaceuticals, veterinary wellness, veterinary and other pet services, pet equipment, pet toys, pet product and services that support Pet Parents regarding their pet activities. As a result, the value of the Fund’s shares will be more susceptible to the factors affecting those particular types of companies, including government regulation, greater price volatility for the overall market, rapid obsolescence of products and services, intense competition, and strong market reactions to pet- or industry-related developments.

•	Infectious Illness Risk. A widespread outbreak of an infectious illness, such as the COVID-19 pandemic, may result in travel restrictions, disruption of healthcare services, prolonged quarantines, cancellations, supply chain disruptions, business closures, lower consumer demand, layoffs, ratings downgrades, defaults and other significant economic, social and political impacts. Such events may adversely affect the Fund, its investments, and the value of your investment in the Fund. The fallout from the COVID-19 pandemic and its subsequent variants, and the long-term impact on economies, markets, industries and individual issuers, are not known.

●	Equity Risk. Equity risk is the risk that the prices of the securities held by the Fund will fluctuate, sometimes rapidly and unpredictably, due to general market and economic conditions, perceptions regarding the industries in which the companies issuing the securities participate, and the issuer companies’ particular circumstances. Holders of equity securities only have rights to value in the company only after all issuer debts have been paid and they could lose their entire investment in a company that encounters financial difficulty.

●	Management Risk. If the portfolio manager is incorrect in his assessment of the investment prospects of the securities the Fund holds, then the value of the Fund’s shares may decline.

●	Non-Diversification Risk. As a non-diversified fund, more of the Fund’s assets may be focused in the securities of a small number of issuers, which may make the value of the Fund’s shares more sensitive to changes in the market value of a single issuer or industry than shares of a diversified fund.

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●	Large-Capitalization Company Risk. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

●	Mid-Capitalization Company Risk. Mid-cap company risk is the risk that investing in securities of mid-cap companies could entail greater risks than investments in larger, more established companies. Mid-cap companies tend to have narrower product lines, more limited financial resources and a more limited trading market for their stocks, as compared with larger companies. As a result, their stock prices may decline more significantly or more rapidly than stocks of larger companies as market conditions change.

●	Small-Capitalization Company Risk. Investing in securities of small-capitalization companies may involve greater risks than investing in larger, more established issuers. Smaller capitalization companies typically have relatively lower revenues, limited product lines and lack of management depth, and may have a smaller share of the market for their products or services, than larger capitalization companies. The stocks of smaller capitalization companies tend to have less trading volume than stocks of larger capitalization companies. Less trading volume may make it more difficult for the Adviser to sell securities of smaller capitalization companies at quoted market prices. Finally, there are periods when investing in smaller capitalization stocks falls out of favor with investors and the stocks of smaller capitalization companies underperform.

●	Foreign Securities Risk. Investments in foreign securities involve risks relating to political, social, and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks include expropriation, differing accounting and disclosure standards, currency exchange risks, settlement difficulties, market illiquidity, difficulties enforcing legal rights, and greater transaction costs.

●	Value Investing Risk. The Fund invests in “value” stocks. Value investing refers to buying securities that the portfolio manager believes are out of favor and/or undervalued in comparison to their peers or their prospects for growth. From time to time, “value” investing falls out of favor with investors. During those periods, the Fund’s relative performance may suffer.

Performance

An exchange traded managed fund (the “Predecessor Fund”) managed by the Adviser was reorganized into the Fund as of the date the Fund commenced operations (April 1, 2019). The Predecessor Fund had an investment objective and strategies that were, in all material respects, the same as those of the Fund, and was managed in a manner that, in all material respects, complied with the investment guidelines and restrictions of the Fund.

The Fund’s performance for periods prior to the commencement of operations on April 1, 2019, is that of the Predecessor Fund.

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The bar chart and table that follow provide an indication of the risk of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for one year, five years, and ten years, if applicable, compared with those of a broad-based securities market index. As with all mutual funds, the Fund’s past performance (before and after taxes) does not predict how the Fund will perform in the future. Updated information on the Fund’s results can be obtained by visiting www.gabelli.com.

PET PARENTS’ FUND

(Total returns for Class I Shares for the Years Ended December 31)

70%
60%
50%
40%
30%
20%
10%
0%
-10%
-20%
-30%
-40%
-50%
11.37%
53.45%
11.57%
-35.36%
25.03%
2019
2020
2021
2022
2023

During the calendar year shown in the bar chart, the highest return for a quarter was 24.83% (quarter ended June 30, 2020) and the lowest return for a quarter was (17.26)% (quarter ended June 30, 2022).

Average Annual Total Returns (for the period ended December 31, 2023, with the maximum sales charges, if applicable)	Past One Year	Past Five Year	Since Inception
Pet Parents’ Fund Class I shares (first issued June 19, 2018)
Return Before Taxes	25.03%	9.03%	6.18%
Return After Taxes on Distributions	24.80%	8.46%	5.66%
Return After Taxes on Distributions and Sale of Fund Shares	14.94%	7.12%	4.82%
Class A Shares (first issued May 17, 2022)*
Return Before Taxes	17.61%	7.64%	4.96%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)**	26.29%	15.69%	12.30%

*	The Class I Share NAVs are used to calculate performance for the periods prior to the issuance of Class A Shares on May 17, 2022.
**	The S&P 500 Index is a widely recognized, unmanaged index of common stock prices. Investors cannot invest directly in the S&P 500 Index.

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After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return After Taxes on Distributions and Sale of Fund Shares” may be greater than “Return Before Taxes” because the investor is assumed to be able to use the capital loss from the sale of Fund shares to offset other taxable gains. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts, including “Roth” IRAs and SEP IRAs (collectively, “IRAs”).

Management

The Adviser. Gabelli Funds, LLC

The Portfolio Manager. Daniel M. Miller, a Managing Director of GAMI and Executive Vice President of Marketing for the mutual funds business, has served as portfolio manager of the Fund since 2019.

Purchase and Sale of Fund Shares

The minimum initial investment for Class A shares is $1,000 and the minimum initial investment for Class I shares is $5,000 ($5,000 for “IRAs” or Coverdell Education Savings Plans). G.distributors, LLC, the Fund’s distributor (“G.distributors” or “Distributor”), reserves the right to waive or change the minimum investment amounts. There is no minimum for subsequent investments for either share class.

You can purchase or redeem shares of the Fund on any day the New York Stock Exchange (“NYSE”) is open for trading (each, a “Business Day”). You may purchase or redeem shares of the Fund by written request via mail (Gabelli Funds, P.O. Box 219204, Kansas City, MO 64121-9204), personal or overnight delivery (Gabelli Funds, c/o SS&C Global Investor & Distribution Solutions, Inc., 430 W 7th Street, Suite 219204, Kansas City, MO 64105-1407), Internet, bank wire, or Automated Clearing House (“ACH”) system. You may also purchase shares of the Fund by telephone, if you have an existing account with banking instructions on file, or redeem at 800-GABELLI (800-422-3554).

Shares of the Fund can also be purchased or sold through registered broker-dealers or other financial intermediaries that have entered into appropriate selling agreements with the Distributor. The broker-dealer or other financial intermediary will transmit these transaction orders to the Fund on your behalf and send you confirmation of your transactions and periodic account statements showing your investment in the Fund.

Tax Information

The Fund expects that distributions will generally be taxable as ordinary income or long term capital gains, unless you are investing through a tax deferred arrangement, such as a 401(k) plan or an IRA.

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Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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GABELLI FOOD OF ALL NATIONS FUND

(the “Food of All Nations Fund” or the “Fund”)

Investment Objective

The Fund seeks to provide capital appreciation.

Fees and Expenses of the Fund:

The table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may also incur usual and customary brokerage commissions and other charges when buying and selling shares that are not reflected in the fee table and expense example below.

Shareholder Fees (fees paid directly from your investment):	None
Redemption Fees (as a percentage of amount redeemed for shares held 7 days or less)	2.00%
Exchange Fee	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	1.00%
Other Expenses(1)	1.40%
Total Annual Fund Operating Expenses	2.40%
Less Fee Waiver and/or Expense Reimbursement(2)	(1.50)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.90%

(1)	“Other Expenses” are based on estimated amounts for the current fiscal year.
(2)	Gabelli Funds, LLC, the Adviser, has contractually agreed to waive all or a portion of its investment advisory fees and/or to reimburse certain expenses of the Fund to the extent necessary to maintain the Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement (excluding brokerage costs, acquired fund fees and expenses, interest, taxes, and extraordinary expenses) at no more than an annual rate of 0.90%. Under this same arrangement, the Fund has also agreed, during the three year period following the date of any such waiver or reimbursement by the Adviser, to repay such amount to the Adviser, but only to the extent the Fund is able to do so without exceeding the lesser of (1) the expense limit in effect at the time of the waiver or reimbursement, as applicable, or (2) the expense limit in effect at the time of recoupment after giving effect to the repayment. This arrangement is in effect through at least January 28, 2025, and may be terminated only by the Board of Trustees of the Fund before such time.

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Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The example assumes that you invest $10,000 in the Fund for the time periods shown and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the example reflects the Expense Cap through the first year after the commencement of investment operations).

Investors may pay brokerage commissions on their purchases and sales of Fund shares, which are not reflected in the example. The results apply whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$92	$605

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. As the Fund is new, it does not have any portfolio turnover as of the date of this prospectus.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of its net assets, plus borrowings for investment purposes, in common stocks and preferred stocks of domestic and foreign companies of all capitalization ranges in the food and beverage industries. As part of the 80% Policy, under normal market conditions, the Fund will invest in securities of issuers, or related investments thereof, located in at least three countries, and at least 40% of the Fund’s net assets will be invested in securities of non-U.S. issuers or related investments thereof. Companies in the food and beverage industries are companies that derive at least 50% of their revenues or profits from or devote at least 50% of their assets to the food and beverage industries, these companies include companies that manufacture, sell or distribute crops or raise livestock, operate fisheries or own nontobacco plantations; brewers, distillers and vintners; food distributors and retailers; hypermarkets and super centers; packaged foods and meats; and soft drinks. The Fund is classified as a non-diversified fund under the Investment Company Act of 1940, as amended.

The portfolio manager’s investment philosophy with respect to equity securities is to identify assets that are selling in the public market at a discount to their private market value (“PMV”). The portfolio manager defines PMV as the value informed purchasers are willing to pay to acquire assets with similar characteristics. The portfolio manager considers factors such as price, earnings expectations, earnings and price histories, balance sheet characteristics, and perceived management skills. The portfolio manager also considers changes in economic and political outlooks as well as individual corporate developments. The portfolio manager will sell any Fund investments that lose their perceived value relative to other investments.

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Principal Risks

You may want to invest in the Fund if:

●	you are a long term investor

●	you seek growth of capital

●	you want exposure to equity investments in securities of food and beverage companies

●	you believe that the market will favor value over growth stocks over the long term

●	you wish to include a value strategy as a portion of your overall investments

The Fund’s share price will fluctuate with changes in the market value of the Fund’s portfolio securities. An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell Fund shares, they may be worth more or less than what you paid for them; you may lose money by investing in the Fund.

Investing in the Fund involves the following risks:

●	Industry Concentration Risk. The Fund invests at least 25% of its assets in companies in the food and beverage industries, which includes companies involved in the manufacture, sale or distribution of crops or raise livestock, operate fisheries or own nontobacco plantations; brewers, distillers and vintners; food distributors and retailers; hypermarkets and super centers; packaged foods and meats; and soft drinks. As a result, the value of the Fund’s shares will be more susceptible to factors affecting those particular types of companies, which may include, among others, governmental regulation, greater price volatility for the overall market, rapid obsolescence of products and services, intense competition, and strong market reactions to consumer tastes and demands.

•	Infectious Illness Risk. A widespread outbreak of an infectious illness, such as the COVID-19 pandemic, may result in travel restrictions, disruption of healthcare services, prolonged quarantines, cancellations, supply chain disruptions, business closures, lower consumer demand, layoffs, ratings downgrades, defaults and other significant economic, social and political impacts. Such events may adversely affect the Fund, its investments, and the value of your investment in the Fund. The fallout from the COVID-19 pandemic and its subsequent variants, and the long-term impact on economies, markets, industries and individual issuers, are not known.

●	Consumer Staples. Companies in the consumer staples sector may be adversely affected by changes in the worldwide economy, world events, government regulation, environmental factors, consumer confidence, consumer spending, marketing, competition, demographics and consumer preferences, product trends, and production spending. Companies in this sector are also affected by natural and man-made disasters and political, social, or labor unrest that affect production and distribution of consumer staple products.

●	Equity Risk. Equity risk is the risk that the prices of the securities held by the Fund will fluctuate, sometimes rapidly and unpredictably, due to general market and economic conditions, perceptions regarding the industries in which the companies issuing the securities participate, and the issuer companies’ particular circumstances. Holders of equity securities only have rights to value in the company only after all issuer debts have been paid and they could lose their entire investment in a company that encounters financial difficulty.

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●	Foreign Securities Risk. Investments in foreign securities involve risks relating to political, social, and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks include expropriation, differing accounting and disclosure standards, currency exchange risks, settlement difficulties, market illiquidity, difficulties enforcing legal rights, and greater transaction costs.

●	New Fund Risk. The Fund is new with a limited operating history and may have higher expenses. There can be no assurance that the Fund will grow to or maintain an economically viable size. The Fund could cease operations, and investors may be required to liquidate or transfer their assets at a loss.

●	Non-Diversification Risk. As a non-diversified fund, more of the Fund’s assets may be focused in the securities of a small number of issuers, which may make the value of the Fund’s shares more sensitive to changes in the market value of a single issuer or industry than shares of a diversified fund.

●	Management Risk. If the portfolio manager is incorrect in his assessment of the investment prospects of the securities the Fund holds, then the value of the Fund’s shares may decline.

●	Large-Capitalization Company Risk. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

●	Mid-Capitalization Company Risk. Mid-cap company risk is the risk that investing in securities of mid-cap companies could entail greater risks than investments in larger, more established companies. Mid-cap companies tend to have narrower product lines, more limited financial resources and a more limited trading market for their stocks, as compared with larger companies. As a result, their stock prices may decline more significantly or more rapidly than stocks of larger companies as market conditions change.

●	Small-Capitalization Company Risk. Investing in securities of small-capitalization companies may involve greater risks than investing in larger, more established issuers. Smaller capitalization companies typically have relatively lower revenues, limited product lines and lack of management depth, and may have a smaller share of the market for their products or services, than larger capitalization companies. The stocks of smaller capitalization companies tend to have less trading volume than stocks of larger capitalization companies. Less trading volume may make it more difficult for the Adviser to sell securities of smaller capitalization companies at quoted market prices. Finally, there are periods when investing in smaller capitalization stocks falls out of favor with investors and the stocks of smaller capitalization companies underperform.

●	Preferred Stock Risk. Preferred stocks are susceptible to general market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. The dividend on a preferred stock may be changed or omitted by the issuer, and participation in the growth of an issuer may be limited.

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●	Value Investing Risk. The Fund invests in “value” stocks. Value investing refers to buying securities that the portfolio manager believes are out of favor and/or undervalued in comparison to their peers or their prospects for growth. From time to time, “value” investing falls out of favor with investors. During those periods, the Fund’s relative performance may suffer.

Performance

The Fund has not yet commenced operations and, therefore, performance information is not yet available. Performance information will be available after the Fund has been in operation for one calendar year.

Management

The Adviser. Gabelli Funds, LLC

The Portfolio Manager. Kevin V. Dreyer, Managing Director and Co-Chief Investment Officer of the Value Team of GAMCO Investors, Inc., will serve as portfolio manager to the Fund upon commencement of operations.

Purchase and Sale of Fund Shares

The minimum initial investment for Class A shares is $1,000 and the minimum initial investment for Class I shares is $5,000 ($5,000 for “IRAs” or Coverdell Education Savings Plans). G.distributors, LLC, the Fund’s distributor (“G.distributors” or “Distributor”), reserves the right to waive or change the minimum investment amounts. There is no minimum for subsequent investments.

You can purchase or redeem shares of the Fund on any day the New York Stock Exchange (“NYSE”) is open for trading (each, a “Business Day”). You may purchase or redeem shares of the Fund by written request via mail (Gabelli Funds, P.O. Box 219204, Kansas City, MO 64121-9204), personal or overnight delivery (Gabelli Funds, c/o SS&C Global Investor & Distribution Solutions, Inc., 430 W 7th Street, Suite 219204, Kansas City, MO 64105-1407), Internet, bank wire, or Automated Clearing House (“ACH”) system. You may also purchase shares of the Fund by telephone, if you have an existing account with banking instructions on file, or redeem at 800-GABELLI (800-422-3554).

Shares of the Fund can also be purchased or sold through registered broker-dealers or other financial intermediaries that have entered into appropriate selling agreements with the Distributor. The broker-dealer or other financial intermediary will transmit these transaction orders to the Fund on your behalf and send you confirmation of your transactions and periodic account statements showing your investment in the Fund.

20

Tax Information

The Fund expects that distributions will generally be taxable as ordinary income or long term capital gains, unless you are investing through a tax deferred arrangement, such as a 401(k) plan or an IRA.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

21

GABELLI RBI FUND

(the “RBI Fund” or the “Fund”)

Investment Objective

The Fund seeks to provide capital appreciation.

Fees and Expenses of the Fund:

The table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may also incur usual and customary brokerage commissions and other charges when buying and selling shares that are not reflected in the fee table and expense example below.

Shareholder Fees (fees paid directly from your investment):	None
Redemption Fees (as a percentage of amount redeemed for shares held 7 days or less)	2.00%
Exchange Fee	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	1.00%
Other Expenses(1)	1.40%
Total Annual Fund Operating Expenses	2.40%
Less Fee Waiver and/or Expense Reimbursement(2)	(1.50)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.90%

(1)	“Other Expenses” are based on estimated amounts for the current fiscal year.
(2)	Gabelli Funds, LLC, the Adviser, has contractually agreed to waive all or a portion of its investment advisory fees and/or to reimburse certain expenses of the Fund to the extent necessary to maintain the Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement (excluding brokerage costs, acquired fund fees and expenses, interest, taxes, and extraordinary expenses) at no more than an annual rate of 0.90%. Under this same arrangement, the Fund has also agreed, during the three year period following the date of any such waiver or reimbursement by the Adviser, to repay such amount to the Adviser, but only to the extent the Fund is able to do so without exceeding the lesser of (1) the expense limit in effect at the time of the waiver or reimbursement, as applicable, or (2) the expense limit in effect at the time of recoupment after giving effect to the repayment. This arrangement is in effect through at least January 28, 2025, and may be terminated only by the Board of Trustees of the Fund before such time.

Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The example assumes that you invest $10,000 in the Fund for the time periods shown and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the example reflects the Expense Cap through the first year after the commencement of investment operations).

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Investors may pay brokerage commissions on their purchases and sales of Fund shares, which are not reflected in the example. The results apply whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$92	$605

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. As the Fund is new, it does not have any portfolio turnover as of the date of this prospectus.

Principal Investment Strategies

Under normal market conditions, the Fund invests primarily in equity securities, such as common stock, of domestic and foreign services and equipment companies focused on physical asset development, including roads, bridges, and infrastructure (RBI). The Adviser selects companies which it believes are currently undervalued and have the potential to benefit from domestic and global reinvestment and development of physical assets, including roads, bridges, and other infrastructure-related industries. The Fund is classified as a non-diversified fund under the Investment Company Act of 1940, as amended.

The Adviser’s investment process emphasizes a bottom-up approach to stock selection, focused on global exposure, risk mitigation, and fundamental analysis. In addition, the Adviser evaluates each company in its global universe using proprietary equity analysis, with a focus on core competencies.

The Adviser’s investment philosophy with respect to securities is to identify assets that are selling in the public market at a discount to their private market value (“PMV”). The Adviser defines PMV as the value informed purchasers are willing to pay to acquire assets with similar characteristics. The Adviser also generally evaluates an issuer’s free cash flow and long term earnings trends. Finally, the Adviser looks for a catalyst, something indigenous to the company, its industry or geographic positioning that may surface additional value, including, but not limited to, industry developments, regulatory changes, changes in management, sale or spin-off of a division, or the development of a profitable new business. The current investable universe includes U.S. and non-U.S. listed companies in all capitalization ranges in the industrials industry.

The Fund is intended for investors seeking capital appreciation. It is not intended for those who wish to play short term swings in the stock market.

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Principal Risks

You may want to invest in the Fund if:

●	you are a long term investor

●	you seek capital appreciation

The Fund’s share price will fluctuate with changes in the market value of the Fund’s portfolio securities. An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell Fund shares, they may be worth more or less than what you paid for them; you may lose money by investing in the Fund.

Investing in the Fund involves the following risks:

●	Industry Concentration Risk. The Fund invests at least 25% of its assets in companies in the industrials industry, which includes domestic and foreign services and equipment companies focused on physical asset development, including roads, bridges, and infrastructure. As a result, the value of the Fund’s shares will be more susceptible to factors affecting those particular types of companies, which may include, among others, governmental regulation, greater price volatility for the overall market, rapid obsolescence of products and services, intense competition, and strong market reactions to consumer tastes and demands.

●	Infectious Illness Risk. A widespread outbreak of an infectious illness, such as the COVID-19 pandemic, may result in travel restrictions, disruption of healthcare services, prolonged quarantines, cancellations, supply chain disruptions, business closures, lower consumer demand, layoffs, ratings downgrades, defaults and other significant economic, social and political impacts. Such events may adversely affect the Fund, its investments, and the value of your investment in the Fund. The fallout from the COVID-19 pandemic and its subsequent variants, and the long-term impact on economies, markets, industries and individual issuers, are not known.

●	Industrials Risk. Industrials companies are engaged in the manufacture and distribution of capital goods, such as those used in defense, construction and engineering, companies that manufacture and distribute electrical equipment and industrial machinery and those that provide commercial and transportation services and supplies. Industrials companies may be adversely affected by changes in government regulation, world events and economic conditions. In addition, companies in the industrials sector may be adversely affected by environmental damages, product liability claims and exchange rates.

●	Sector Risk. The Fund will invest substantially, or even exclusively, in certain sectors and therefore the Fund carries the risks of those particular sectors. The Fund will invest in domestic and foreign services and equipment companies focused on roads, bridges, and infrastructure. These companies may be adversely affected by changes in government regulation, world events and economic conditions. These companies may also face higher risk of government involvement as physical assets such as roads, bridges, and infrastructure may be considered key components of national security or potential sources of government revenue. In addition, such companies could be adversely affected by commodity price volatility, technological developments and labor relations.

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●	Equity Risk. Equity risk is the risk that the prices of the securities held by the Fund will fluctuate, sometimes rapidly and unpredictably, due to general market and economic conditions, perceptions regarding the industries in which the companies issuing the securities participate, and the issuer companies’ particular circumstances. Holders of equity securities only have rights to value in the company only after all issuer debts have been paid and they could lose their entire investment in a company that encounters financial difficulty.

●	Management Risk. If the portfolio managers are incorrect in their assessment of the investment prospects of the securities the Fund holds, then the value of the Fund’s shares may decline.

●	New Fund Risk. The Fund is new with a limited operating history and may have higher expenses. There can be no assurance that the Fund will grow to or maintain an economically viable size. The Fund could cease operations, and investors may be required to liquidate or transfer their assets at a loss.

●	Non-Diversification Risk. As a non-diversified fund, more of the Fund’s assets may be focused in the securities of a small number of issuers, which may make the value of the Fund’s shares more sensitive to changes in the market value of a single issuer or industry than shares of a diversified fund.

●	Large-Capitalization Company Risk. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

●	Mid-Capitalization Company Risk. Mid-cap company risk is the risk that investing in securities of mid-cap companies could entail greater risks than investments in larger, more established companies. Mid-cap companies tend to have narrower product lines, more limited financial resources and a more limited trading market for their stocks, as compared with larger companies. As a result, their stock prices may decline more significantly or more rapidly than stocks of larger companies as market conditions change.

●	Small-Capitalization Company Risk. Investing in securities of small-capitalization companies may involve greater risks than investing in larger, more established issuers. Smaller capitalization companies typically have relatively lower revenues, limited product lines and lack of management depth, and may have a smaller share of the market for their products or services, than larger capitalization companies. The stocks of smaller capitalization companies tend to have less trading volume than stocks of larger capitalization companies. Less trading volume may make it more difficult for the Adviser to sell securities of smaller capitalization companies at quoted market prices. Finally, there are periods when investing in smaller capitalization stocks falls out of favor with investors and the stocks of smaller capitalization companies underperform.

●	Foreign Securities Risk. Investments in foreign securities involve risks relating to political, social, and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks include expropriation, differing accounting and disclosure standards, currency exchange risks, settlement difficulties, market illiquidity, difficulties enforcing legal rights, and greater transaction costs.

25

●	Value Investing Risk. The Fund invests in “value” stocks. Value investing refers to buying securities that the portfolio manager believes are out of favor and/or undervalued in comparison to their peers or their prospects for growth. From time to time, “value” investing falls out of favor with investors. During those periods, the Fund’s relative performance may suffer.

Performance

The Fund has not yet commenced operations and, therefore, performance information is not yet available. Performance information will be available after the Fund has been in operation for one calendar year.

Management

The Adviser. Gabelli Funds, LLC

The Portfolio Manager. Brian Sponheimer, Senior Vice President of Associated Capital Group, Inc., will serve as portfolio manager to the Fund upon commencement of operations.

Purchase and Sale of Fund Shares

The minimum initial investment for Class A shares is $1,000 and the minimum initial investment for Class I shares is $5,000 ($5,000 for “IRAs” or Coverdell Education Savings Plans). G.distributors, LLC, the Fund’s distributor (“G.distributors” or “Distributor”), reserves the right to waive or change the minimum investment amounts. There is no minimum for subsequent investments.

You can purchase or redeem shares of the Fund on any day the New York Stock Exchange (“NYSE”) is open for trading (each, a “Business Day”). You may purchase or redeem shares of the Fund by written request via mail (Gabelli Funds, P.O. Box 219204, Kansas City, MO 64121-9204), personal or overnight delivery (Gabelli Funds, c/o SS&C Global Investor & Distribution Solutions, Inc., 430 W 7th Street, Suite 219204, Kansas City, MO 64105-1407), Internet, bank wire, or Automated Clearing House (“ACH”) system. You may also purchase shares of the Fund by telephone, if you have an existing account with banking instructions on file, or redeem at 800-GABELLI (800-422-3554).

Shares of the Fund can also be purchased or sold through registered broker-dealers or other financial intermediaries that have entered into appropriate selling agreements with the Distributor. The broker-dealer or other financial intermediary will transmit these transaction orders to the Fund on your behalf and send you confirmation of your transactions and periodic account statements showing your investment in the Fund.

Tax Information

The Fund expects that distributions will generally be taxable as ordinary income or long term capital gains, unless you are investing through a tax deferred arrangement, such as a 401(k) plan or an IRA.

26

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Purchase and Sale of Fund Shares

The minimum initial investment for Class A shares is $1,000 and the minimum initial investment for Class I shares is $5,000 ($5,000 for “IRAs” or Coverdell Education Savings Plans). G.distributors, LLC, each Fund’s distributor (“G.distributors” or “Distributor”), reserves the right to waive or change the minimum investment amounts. There is no minimum for subsequent investments.

You can purchase or redeem shares of the Funds on any day the New York Stock Exchange (“NYSE”) is open for trading (each, a “Business Day”). You may purchase or redeem Fund shares by written request via mail (Gabelli Funds, P.O. Box 219204, Kansas City, MO 64121-9204), personal or overnight delivery (Gabelli Funds, c/o SS&C Global Investor & Distribution Solutions, Inc., 430 W 7th Street, Suite 219204, Kansas City, MO 64105-1407), Internet, bank wire, or Automated Clearing House (“ACH”) system. You may also purchase Fund shares by telephone, if you have an existing account with banking instructions on file, or redeem at 800-GABELLI (800-422-3554).

Shares of the Funds can also be purchased or sold through registered broker-dealers or other financial intermediaries that have entered into appropriate selling agreements with the Distributor. The broker-dealer or other financial intermediary will transmit these transaction orders to a Fund on your behalf and send you confirmation of your transactions and periodic account statements showing your investment in the Fund.

Tax Information

A Fund expects that distributions will generally be taxable as ordinary income or long term capital gains, unless you are investing through a tax deferred arrangement, such as a 401(k) plan or an IRA.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend a Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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INVESTMENT OBJECTIVES, INVESTMENT STRATEGIES, AND RELATED RISKS

Media Mogul Fund

The investment objective of the Fund is to provide capital appreciation. Neither the investment objective nor any of the policies are fundamental, except as expressly stated herein, and each may be modified without shareholder approval. Shareholders will receive notice sixty days prior to any change in the Fund’s investment objective.

Under normal market conditions, the Fund invests at least 80% of its net assets, plus borrowings for investment purposes, in the media industry. Media industry companies are companies that are primarily engaged in the production, sale and distribution of goods or services used in the media industry. Media industry companies are companies that derive at least 50% of their revenue from the production or distribution of information and entertainment content, and may include television and radio stations, motion picture companies, print publishing and providers of internet content, as well as satellite service providers, cable service providers and advertising service providers. The Fund will specifically invest in companies that were spun-off from Liberty Media Corporation (“Liberty Media”) as constituted in 2001, as well as in companies that resulted from subsequent mergers of any such spin-offs or stocks that track performance of such spin-offs or companies that resulted from subsequent mergers of any such spin-offs, and in public companies in which Liberty Media and its successor companies invest. The Fund is classified as a non-diversified fund under the Investment Company Act of 1940, as amended.

Liberty Media was spun off from AT&T Corporation in August 2001, as an amalgamation of, among others, media and telecommunications related assets. The company’s chairman and largest shareholder since inception has been Dr. John C. Malone. Since 2001, Liberty Media has engaged in a series of spin-offs, split-offs, mergers, and tracking stock issuances. Tracking stocks are generally common stocks issued by a parent company that track performance of a particular division of a company without having claim on the assets of the division or the parent company.

The current investable universe includes U.S. and non-U.S. listed companies in all capitalization ranges in the media industry. The Adviser will weight these securities utilizing factors including, but not limited to the attractiveness of a security’s valuation and the potential for a catalyst or event that might surface underlying value in a particular security.

The Fund’s policy of concentration in companies in the media industry is a fundamental policy. Fundamental policies may not be changed without the authorization of a vote of a majority (as defined in the 1940 Act) of the Fund’s outstanding shares.

The Fund may also use the following investment technique:

●	Defensive Investments. When adverse market or economic conditions occur, the Fund may temporarily invest all or a portion of its assets in defensive investments. Such investments include high grade debt securities, obligations of the U.S. government and its agencies and instrumentalities, or high quality short term money market instruments. When following a defensive strategy, the Fund will be less likely to achieve its investment objective.

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Pet Parents’ Fund

The investment objective of the Fund is to provide capital appreciation. Neither the investment objective nor any of the policies are fundamental, except as expressly stated herein, and each may be modified without shareholder approval. Shareholders will receive notice sixty days prior to any change in the Fund’s investment objective.

Under normal market conditions, the Fund invests at least 80% of its net assets, plus borrowings for investment purposes, in common and preferred shares of publicly traded domestic and foreign companies of all capitalization ranges in the Pet Industry. The Pet Industry includes companies that offer services and products for pets and Pet Parents. Such companies will generally derive at least 50% of their revenues or profits from, or will devote at least 50% of their assets to the following sectors: manufacturers and distributors of pet food, pet supplies, veterinary pharmaceuticals, veterinary wellness, veterinary and other pet services, pet equipment, pet toys, and products and services that support Pet Parents regarding their pet activities. The Fund is classified as a non-diversified fund under the Investment Company Act of 1940, as amended.

The Adviser’s investment philosophy with respect to securities is to identify assets that are selling in the public market at a discount to their PMV. The Adviser defines PMV as the value informed purchasers are willing to pay to acquire assets with similar characteristics. The Adviser also generally evaluates an issuer’s free cash flow and long term earnings trends. Finally, the Adviser looks for a catalyst, something indigenous to the company, its industry or geographic positioning that may surface additional value, including, but not limited to, industry developments, regulatory changes, changes in management, sale or spin-off of a division, or the development of a profitable new business.

The Fund’s policy of concentration in companies in the Pet Industry is a fundamental policy. Fundamental policies may not be changed without the authorization of a vote of a majority (as defined in the 1940 Act) of the Fund’s outstanding shares.

The Fund may also use the following investment technique:

●	Defensive Investments. When adverse market or economic conditions occur, the Fund may temporarily invest all or a portion of its assets in defensive investments. Such investments include high grade debt securities, obligations of the U.S. government and its agencies and instrumentalities, or high quality short term money market instruments. When following a defensive strategy, the Fund will be less likely to achieve its investment objective.

Food of All Nations Fund

The Fund primarily seeks to provide capital appreciation. Neither the investment objective nor any of the policies are fundamental, except as expressly stated herein, and each may be modified without shareholder approval. Shareholders will receive notice sixty days prior to any change in the Fund’s investment objective. Your investment in the Fund is not guaranteed and you could lose some or all of the amount you invested.

Under normal market conditions, the Fund invests at least 80% of its net assets, plus borrowings for investment purposes, in common stocks and preferred stocks of domestic and foreign companies of all capitalization ranges in the food and beverage industries. As part of the 80% Policy, under normal market conditions, the Fund will invest in securities of issuers, or related investments thereof, located in at

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least three countries, and at least 40% of the Fund’s net assets will be invested in securities of non-U.S. issuers or related investments thereof. Companies in the food and beverage industries are companies that derive at least 50% of their revenues or profits from or devote at least 50% of their assets to the food and beverage industries, these companies include companies that manufacture, sell or distribute crops or raise livestock, operate fisheries or own nontobacco plantations; brewers, distillers and vintners; food distributors and retailers; hypermarkets and super centers; packaged foods and meats; and soft drinks. The Fund is classified as a non-diversified fund under the Investment Company Act of 1940, as amended.

The portfolio manager’s investment philosophy with respect to equity securities is to identify assets that are selling in the public market at a discount to their private market value (“PMV”). The portfolio manager defines PMV as the value informed purchasers are willing to pay to acquire assets with similar characteristics. The portfolio manager considers factors such as price, earnings expectations, earnings and price histories, balance sheet characteristics, and perceived management skills. The portfolio manager also considers changes in economic and political outlooks as well as individual corporate developments. The portfolio manager will sell any Fund investments that lose their perceived value relative to other investments.

The Fund’s policy of concentration in companies in the food and beverage industries is a fundamental policy. Fundamental policies may not be changed without the authorization of a vote of a majority (as defined in the 1940 Act) of the Fund’s outstanding shares.

The Fund may also use the following investment techniques:

●	Defensive Investments. When adverse market or economic conditions occur, the Fund may temporarily invest all or a portion of its assets in defensive investments. Such investments include high grade debt securities, obligations of the U.S. government and its agencies and instrumentalities, or high quality short term money market instruments. When following a defensive strategy, the Fund will be less likely to achieve its investment objective.

RBI Fund

The investment objective of the Fund is to provide capital appreciation. Neither the investment objective nor any of the policies are fundamental, except as expressly stated herein, and each may be modified without shareholder approval. Shareholders will receive notice sixty days prior to any change in the Fund’s investment objective.

Under normal market conditions, the Fund invests primarily in equity securities, such as common stock, of domestic and foreign services and equipment companies focused on physical asset development, including roads, bridges, and infrastructure (RBI). The Adviser selects companies which it believes are currently undervalued and have the potential to benefit from domestic and global reinvestment and development of physical assets, including roads, bridges, and other infrastructure-related industries. The Fund is classified as a non-diversified fund under the Investment Company Act of 1940, as amended.

The Adviser’s investment process emphasizes a bottom-up approach to stock selection, focused on global exposure, risk mitigation, and fundamental analysis. In addition, the Adviser evaluates each company in its global universe using proprietary equity analysis, with a focus on core competencies. The Adviser also determines whether a company is focused on a particular business area by, among other things, conducting primary research on the company. This could include, but is not limited to, examining regulatory

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and public filings, in-person visits to the company’s headquarters, as well as through discussions with potential customers of and vendors to the business. The current investable universe includes U.S. and non-U.S. listed companies in all capitalization ranges in the industrials industry.

The Adviser’s investment philosophy with respect to securities is to identify assets that are selling in the public market at a discount to their private market value (“PMV”). The Adviser defines PMV as the value informed purchasers are willing to pay to acquire assets with similar characteristics. The Adviser also generally evaluates an issuer’s free cash flow and long term earnings trends. Finally, the Adviser looks for a catalyst, something indigenous to the company, its industry or geographic positioning that may surface additional value, including, but not limited to, industry developments, regulatory changes, changes in management, sale or spin-off of a division, or the development of a profitable new business.

The Fund’s policy of concentration (i.e., to invest more than 25% of the Fund’s net assets in companies in the industrials industry) is a fundamental policy. Fundamental policies may not be changed without the authorization of a vote of a majority (as defined in the 1940 Act) of the Fund’s outstanding shares.

The Fund may also use the following investment technique:

●	Defensive Investments. When adverse market or economic conditions occur, the Fund may temporarily invest all or a portion of its assets in defensive investments. Such investments include high grade debt securities, obligations of the U.S. government and its agencies and instrumentalities, or high quality short term money market instruments. When following a defensive strategy, the Fund will be less likely to achieve its investment objective.

Investing in the Funds involves the following risks:

●	Equity Risk. All Funds — Equity risk is the risk that the prices of the securities held by a Fund will fluctuate, sometime rapidly and unpredictably, due to general market and economic conditions, perceptions regarding the industries in which the companies issuing the securities participate, and the issuer companies’ particular circumstances, such as management quality and earnings. Holders of equity securities only have rights to value in the company only after all issuer debts have been paid and they could lose their entire investment in a company that encounters financial difficulty. These fluctuations may cause a security to be worth less than it was worth when it was purchased by that Fund. Because the value of securities, and thus shares of a Fund, could decline, you could lose money.

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Inflation Risk. All Funds — Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of each Fund’s shares and distributions thereon can decline. Inflation risk is linked to increases in the prices of goods and services and a decrease in the purchasing power of money. Inflation often is accompanied or followed by a recession, or period of decline in economic activity, which may include job loss and other hardships and may cause the value of securities to go down generally. Inflation risk is greater for fixed-income instruments with longer maturities. In addition, this risk may be significantly elevated compared to normal conditions because of recent monetary policy measures and the current interest rate environment. Inflation has recently increased and it cannot be predicted whether it may decline.

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Although the Federal Reserve has raised the federal funds rate, there is no guarantee that such increases will be effective at lowering inflation. Unanticipated or persistent inflation may have a material and adverse impact on the financial conditions or operating results of issuers in which the Funds may invest, which may cause the value of the Funds’ investments to decline. In addition, higher interest rates that often accompany or follow periods of high inflation may cause investors to favor asset classes other than common stocks, which may lead to broader market declines not necessarily related to the performance of any specific investments or specific issuers.

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Infectious Illness Risk. All Funds — A widespread outbreak of an infectious illness, such as the COVID-19 pandemic, may result in travel restrictions, disruption of healthcare services, prolonged quarantines, cancellations, supply chain disruptions, business closures, lower consumer demand, layoffs, ratings downgrades, defaults and other significant economic, social and political impacts. Markets may experience temporary closures, extreme volatility, severe losses, reduced liquidity and increased trading costs. Such events may adversely affect the Funds, their investments, and the value of your investment in the Funds.

The fallout from the COVID-19 pandemic and its subsequent variants, and the long-term impact on economies, markets, industries and individual issuers, are not known. Some sectors of the economy and individual issuers have experienced, and could continue to experience, particularly large losses as a result of new variants of COVID-19.

●	Foreign Securities Risk. All Funds — A Fund that invests outside the United States carries additional risks that include:

●	Access Risk — The risk that some countries may restrict a Fund’s access to investments or offer terms that are less advantageous than those for local investors. This could limit the attractive investment opportunities available to a Fund.

●	Currency Risk — Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses.

●	Information Risk — Key information about an issuer, security, or market may be inaccurate or unavailable.

●	Liquidity Risk — Foreign securities are sometimes less liquid than securities of comparably sized U.S. issuers.

●	Regulatory Risk — Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair a Fund’s ability to bring its capital or income back to the United States. Other political risks include economic policy changes, social and political instability, military action, and war. In addition, issuers in which a Fund invests in may be located in certain foreign markets that may experience from time to time reduced levels of governmental regulation of foreign securities markets, and/or less developed accounting, auditing and financial standards. As a result, such issuers may be disproportionately impacted than issuers located in markets that have well developed accounting, auditing and financial standards.

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●	Pricing Risk — To the extent that the underlying securities held by a Fund trade on foreign exchanges that may be closed when the securities exchange on which the Fund’s shares trade is open, there may be deviations between the current price of an underlying security and the last quoted price for the underlying security. In addition, there may be deviations between the market price of a Fund’s shares and the value of the underlying foreign securities held by a Fund. Moreover. because of differences in settlement times and/or foreign market holidays, a Fund’s ability to buy, sell, transfer, receive, deliver or otherwise obtain exposure to foreign securities may be restricted and as a result, this may negatively impact a shareholder’s investment in a Fund.

●	Industry Concentration Risk. All Funds — Each Fund invests at least 25% of its assets in companies in specific industries. As a result, the value of each Fund’s shares will be more susceptible to factors affecting those particular types of companies in those specific industries, which may include, among others, governmental regulation, greater price volatility for the overall market, rapid obsolescence of products and services, intense competition, and strong market reactions to consumer tastes and demands.

●	Communication Services Risk. Medial Mogul Fund — The communication services sector consists of both companies in the telecommunication services industry as well as those in the media and entertainment industry. Companies in the media and entertainment industry group encompass a variety of services and products including television broadcasting, gaming products, social media, networking platforms, online classifieds, online review websites and Internet search engines. The communications services sector of a country’s economy is often subject to extensive government regulation. The costs of complying with governmental regulations, delays or failure to receive required regulatory approvals, or the enactment of new regulatory requirements may negatively affect the business of communications companies. Companies in the communication services sector may encounter distressed cash flows due to the need to commit substantial capital to meet increasing competition, particularly in developing new products and services using new technology. Communication services companies are particularly vulnerable to the potential obsolescence of products and services due to technological advancement and the innovation of competitors. While all companies may be susceptible to network security breaches, certain companies in the communication services sector may be particular targets of hacking and potential theft of proprietary or consumer information or disruptions in service, which could have a material adverse effect on their businesses.

●	Consumer Staples. Food of All Nations Fund — Companies in the consumer staples sector may be adversely affected by changes in the worldwide economy, world events, government regulation, environmental factors, consumer confidence, consumer spending, marketing, competition, demographics and consumer preferences, product trends, and production spending. Companies in this sector are also affected by natural and man-made disasters and political, social, or labor unrest that affect production and distribution of consumer staple products.

●	Industrials Risk. RBI Fund — The Fund invests a significant portion of its assets in securities issued by companies in the industrials sector. The industrials sector includes companies engaged in the manufacture and distribution of capital goods, such as those used in defense, construction and engineering, companies that manufacture and distribute electrical equipment and industrial machinery and those that provide commercial and transportation services and

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supplies. The Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the industrials sector. Companies in the industrials sector may be adversely affected by changes in government regulation, world events and economic conditions. In addition, companies in the industrials sector may be adversely affected by environmental damages, product liability claims and exchange rates.

●	Large-Capitalization Company Risk. All Funds — Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Although the securities of larger companies may be less volatile than those of companies with smaller market capitalizations, returns on investments in securities of large capitalization companies could trail the returns on investments in securities of smaller companies. Over certain periods, the performance of large-capitalization companies has trailed the performance of the overall markets.

●	Management Risk. All Funds — If the portfolio managers are incorrect in their assessment of the investment prospects of the securities a Fund holds, then the value of that Fund’s shares may decline. In addition, the Adviser’s strategy may produce returns that are different from other mutual funds that invest in similar securities.

●	Mid-Capitalization Company Risk. All Funds — Mid-cap company risk is the risk that investing in securities of mid-cap companies could entail greater risks than investments in larger, more established companies. Mid-cap companies tend to have narrower product lines, more limited financial resources and a more limited trading market for their stocks, as compared with larger companies. As a result, their stock prices may decline more significantly or more rapidly than stocks of larger companies as market conditions change.

●	New Fund Risk. Food of All Nations Fund and RBI Fund — Each Fund is a new Fund with a limited operating history and may have higher expenses. There can be no assurance that each Fund will grow to or maintain an economically viable size. Each Fund could cease operations, and investors may be required to liquidate or transfer their assets at a loss.

●	Non-Diversification Risk. All Funds — Each Fund is classified as a “non-diversified” fund, which means that a greater proportion of its assets may be invested in the securities of a single issuer than a “diversified” fund. As a non-diversified fund, more of a Fund’s assets may be focused in the securities of a small number of issuers, which may make the value of each Fund’s shares more sensitive to changes in the market value of a single issuer or industry than shares of a diversified fund. The ability to invest in a more limited number of securities may increase the volatility of each Fund’s investment performance, as each Fund may be more susceptible to risks associated with a single economic, political, or regulatory event than a diversified fund. If the securities in which each Fund invests perform poorly, each Fund could incur greater losses than it would have had if it had been invested in a greater number of securities.

●	Preferred Stock Risk. Food of All Nations Fund — A preferred stock is a blend of the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and, unlike common stock, its participation in the issuer’s growth may be limited. Preferred stock

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has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors should the issuer be dissolved. Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer.

●	Sector Risk. RBI Fund — The RBI Fund will invest substantially, or even exclusively, in certain sectors and therefore the RBI Fund carries the risk of those particular sectors. The following describes the risks associated with certain sectors in which the RBI Fund will invest:

●	The RBI Fund will invest in domestic and foreign services and equipment companies focused on roads, bridges, and infrastructure. Such companies may be adversely affected by changes in government regulation, world events and economic conditions.

●	These companies may also face higher risk of government involvement as physical assets such as roads and bridges may be considered key components of national security or potential sources of government revenue, particularly if they control significant strategic assets that have a national or regional profile, and may have monopolistic characteristics. In addition, toll roads and bridges may be subject to a higher probability of nationalization due to their characteristics as strategic national assets. Strategic assets could generate additional risk not common in other sectors and may be the target for terrorist attacks or adverse political actions. In addition, as cites of primary transportation traffic, accidents may occur at roads and bridges that could have an adverse effect on these companies.

●	Small-Capitalization Company Risk. All Funds — Investing in securities of small-capitalization companies may involve greater risks than investing in larger, more established issuers. Smaller-capitalization companies typically have relatively lower revenues, limited product lines and lack of management depth, and may have a smaller share of the market for their product or services, than larger-capitalization companies. The stocks of smaller-capitalization companies tend to have less trading volume than stocks of larger-capitalization companies. Less trading volume may make it more difficult for the Adviser to sell securities of smaller-capitalization companies at quoted market prices. Finally, there are periods when investing in smaller-capitalization stocks falls out of favor with investors and the stocks of smaller-capitalization companies underperform.

●	Market Risk. All Funds — Global economies and financial markets are increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in each of the Fund’s portfolios may underperform in comparison to securities in general financial markets, a particular financial market, or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of each Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics. For example, there is significant uncertainty around how the Russian invasion of Ukraine and the conflict in Israel and Gaza will evolve, as well as the potential economic impacts to the U.S. that could result from the conflicts. Other securities or markets could be similarly affected by past or future geopolitical or other events or conditions. In addition, the outbreak of COVID-19 has negatively affected economies, markets and individual

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companies throughout the world, including those in which the Funds may invest. The effects of the COVID-19 pandemic, or other future epidemics or pandemics, to public health and business and market conditions, including exchange trading suspensions and closures, may have a significant negative impact on the performance of each Fund’s investments, increase each Fund’s volatility, exacerbate pre-existing political, social and economic risks to each Fund, and negatively impact broad segments of businesses and populations. Each Fund’s operations may be interrupted as a result, which may contribute to the negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which each Fund invests, or the issuers of such instruments, in ways that could have a significant negative impact on each Fund’s investment performance. The full impact of the COVID-19 pandemic, or other future epidemics or pandemics, is currently unknown and cannot be predicted.

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Risks Relating to Russia’s Invasion of Ukraine. All Funds — Russia’s military invasion of Ukraine, which began in February 2022, the resulting responses by the United States and other countries, and the potential for wider conflict have increased volatility and uncertainty in the financial markets and adversely affected regional and global economies. The United States and other countries have imposed broad-ranging economic sanctions on Russia and certain Russian individuals, banking entities and corporations as a response to its invasion of Ukraine. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. These sanctions, as well as any other economic consequences related to the invasion, such as additional sanctions, boycotts or changes in consumer or purchaser preferences or cyberattacks on governments, companies or individuals, may have unpredictable effects on financial and capital markets globally.

The extent and duration of Russia’s military actions and the repercussions of such actions (including any retaliatory actions or countermeasures that may be taken by those subject to sanctions) are impossible to predict, but could continue to result in significant market disruptions, including in the oil and natural gas markets, and may continue to negatively affect global supply chains (including global food supplies), inflation and global growth. These and any related events could significantly impact the Funds’ performance and the value of an investment in the Funds, even beyond any exposure the Funds may have to Russian issuers or issuers in other countries directly affected by the invasion.

●	Tracking Stock Risk. Media Mogul Fund — The Media Mogul Fund invests in tracking stocks, which are typically a separate class of common stock whose value is linked to a specific business unit or operating division within a larger company and which is designed to “track” the performance of such business unit or division. If the business unit or division does poorly, the value of the tracking stock may decrease even if the parent company as a whole performs well. The tracking stock may pay dividends to its shareholders independent of the parent company. The parent company, rather than the business unit or division, generally is the issuer of the tracking stock. However, holders of the tracking stock may not have the same rights as holders of the parent company’s common stock. In the event of the parent company’s liquidation, tracking stock shareholders typically do not have a legal claim on the parent company’s assets.

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●	Value Investing Risk. All Funds — Each Fund invests in “value” stocks. From time to time, “value” investing falls out of favor with investors. During those periods, a Fund’s relative performance may suffer.

Portfolio Holdings. A description of each Fund’s policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (“SAI”), which may be obtained by calling 800-GABELLI (800-422-3554), your financial intermediary, or free of charge through the Funds’ website at www.gabelli.com.

MANAGEMENT OF THE FUNDS

The Adviser. Gabelli Funds, LLC, with its principal offices located at One Corporate Center, Rye, New York 10580-1422, serves as investment adviser to the Funds. The Adviser makes investment decisions for each Fund and continuously reviews and administers each Fund’s investment programs and manages the operations of the Funds under the general supervision of the Company’s Board. The Adviser also manages several other open-end and closed-end investment companies in the Gabelli family of funds (“Gabelli Fund Complex” or “Fund Complex”).

The Adviser is a New York limited liability company organized in 1999 and a wholly owned subsidiary of GAMCO Investors, Inc. (“GAMI”), a publicly held company listed on the OTCQX (the “OTCQX”).

As compensation for its services and the related expenses borne by the Adviser, each Fund is contractually obligated to pay the Adviser an advisory fee computed daily and payable monthly equal to 1.00% of the value of such Fund’s average daily net assets. A discussion regarding the basis for the Board’s approval of the investment advisory agreement for each of the Funds will be provided in each Fund’s next available shareholder report.

The Adviser has contractually agreed to waive its investment advisory fees and/or reimburse the Funds’ expenses to the extent necessary to maintain the Funds’ total annual operating expenses (excluding brokerage costs, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) at the levels set forth in the fee tables of the Funds for one year from the commencement of investment operations, and may not be terminated by the Funds or the Adviser before such time. Thereafter, the agreement may only be terminated or amended to increase these expense caps as of the anniversary of the effective date of the expense limitation agreement of each calendar year, provided that in the case of a termination by the Adviser, the Adviser will provide the Board with written notice of its intention to terminate the agreement prior to the expiration of its then current term.

In addition, each Fund has agreed, during the three year period following the date of any waiver or reimbursement by the Adviser, to repay such amount to the extent each Fund is able to do so without exceeding the lesser of (1) the expense limit in effect at the time of the waiver or reimbursement, as applicable, or (2) the expense limit in effect at the time of recoupment after giving effect to the repayment.

The Portfolio Managers.

Mr. Christopher J. Marangi is primarily responsible for the day-to-day management of the Media Mogul Fund and has served as portfolio manager of the Media Mogul Fund since 2019. Mr. Marangi joined GAMI in 2003 and currently serves as a Managing Director and Co-Chief Investment Officer of its Value Team.

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Mr. Marangi is a portfolio manager of the Adviser, managing several funds within the Gabelli Fund Complex, and GAMCO, on its institutional and high net worth accounts team. Mr. Marangi graduated magna cum laude and Phi Beta Kappa with a BA in Political Economy from Williams College and holds an MBA with honors from Columbia Business School.

Mr. Daniel M. Miller, a Managing Director of GAMI and Executive Vice President of Marketing for the mutual funds business, has served as the portfolio manager of the Pet Parents’ Fund since its inception. Mr. Miller is a portfolio manager of other funds in the Gabelli Fund Complex since 2012, and serves on GAMCO Asset Management Inc.’s institutional and high net worth separate accounts team. Mr. Miller graduated magna cum laude with a degree in finance from the University of Miami in Coral Gables, Florida.

Mr. Kevin V. Dreyer will serve as portfolio manager to and be primarily responsible for the day-to-day management of the Food of All Nations Fund upon commencement of its operations. Mr. Dreyer joined GAMI in 2005 as a research analyst and currently serves as a Managing Director and Co-Chief Investment Officer of its Value Team. Mr. Dreyer is a portfolio manager of the Adviser, managing several funds within the Gabelli Fund Complex, and GAMCO, on its institutional and high net worth separate account team. Mr. Dreyer received a BSE from the University of Pennsylvania and holds an MBA degree from Columbia Business School.

Mr. Brian Sponheimer, a Senior Vice President of Associated Capital Group, Inc. and portfolio manager of the Adviser, will serve as portfolio manager to and be primarily responsible for the day-to-day management of the RBI Fund upon commencement of its operations. Most recently, Mr. Sponheimer has been responsible for oversight of the G.research, LLC’s Industrial Research platform, including automotive, trucking, machinery, utility, aerospace, energy, and chemical sectors. Mr. Sponheimer joined G.research, LLC in 2008 as a research analyst covering automotive and trucking companies. Mr. Sponheimer graduated cum laude with a BA in Government from Harvard University and holds an MBA degree from Columbia Business School.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by them, and their ownership of securities in the Funds.

CLASSES OF SHARES

The Food of All Nations Fund and the RBI Fund offer only a single share class. The Media Mogul Fund and Pet Parents’ Fund offer two share classes each — Class A shares and Class I shares. Each class of shares has different costs associated with buying, selling, and holding Fund shares. Your broker or other financial professional can assist you in selecting which class of shares best meets your needs based on such factors as the size of your investment and the length of time you intend to hold your shares.

The minimum initial investment for Class A shares is $1,000 and the minimum initial investment for Class I shares is $5,000 ($5,000 for “IRAs” or Coverdell Education Savings Plans). There is no minimum for subsequent investments.

Class A shares and Class I shares are being offered to eligible investors as set out herein. Class A shares for the Media Mogul Fund and Pet Parents’ Fund are offered to investors with a minimum investment of $1,000 and Class I shares are offered to investors with a minimum investment of $5,000 and purchasing shares directly through the Distributor, or investors purchasing Class I shares through brokers or financial intermediaries that have entered into selling agreements with the Distributor specifically with respect

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to Class I shares. Such brokers or financial intermediaries may have different requirements as to the investment minimum. If you transact in Class I shares through a broker or financial intermediary, you may be required to pay a commission and/or other forms of compensation to the broker or financial intermediary.

The table that follows summarizes the differences among the classes of shares with respect to the Media Mogul Fund and the Pet Parents’ Fund.

●	A “front-end sales load” or sales charge is a one-time fee that may be charged at the time of purchase of shares.

●	A contingent deferred sales charge (“CDSC”) is a one-time fee that may be charged at the time of redemption.

●	A “Rule 12b-1 fee” is a recurring annual fee for distributing shares and servicing shareholder accounts based on a Fund’s average daily net assets attributable to the particular class of shares.

In selecting a class of shares in which to invest, you should consider:

●	the length of time you plan to hold the shares;

●	the amount of sales charge and Rule 12b-1 fees, recognizing that your share of Rule 12b-1 fees as a percentage of your investment increases if a Fund’s assets increase in value and decreases if the Fund’s assets decrease in value;

●	whether you qualify for a reduction or waiver of the Class A sales charge; and

●	whether you qualify to purchase Class I shares.

	Class A Shares	Class I Shares
Front-End Sales Load?	Yes. The percentage declines as the amount invested increases. The offering price of a Class A share includes the front-end sales load.	No.
Contingent Deferred Sales Charge?	No, except for shares redeemed up to and including the last day of the eighteenth month after purchase as part of an investment greater than $1 million if no front-end sales charge was paid at the time of purchase.	No.
Rule 12b-1 Fee	0.25%	None
Convertible to Another Class?	Yes. May be converted to Class I shares provided certain conditions are met.	No.
Fund Expense Levels	Higher annual expenses than Class I shares.	Lower annual expenses than Class A shares.

The following sections and Appendix A to this prospectus include important information about sales charges and sales charge reductions and waivers and describe information or records you may need to provide to a Fund or your broker in order to be eligible for sales charge reductions and waivers. Intermediaries may have different policies and procedures regarding the availability of sales charge reductions and waivers, please refer to Appendix A to this prospectus, which describes all such intermediaries. Information about sales charges and sales charge reductions and waivers to the various classes of the Funds’ shares is

39

also available free of charge and in a clear and prominent format on our website at www.gabelli.com. You should consider the information below as a guide only, as the decision on which share class is best for you depends on your individual needs and circumstances.

	If you	then you should consider
●	are eligible and wish to purchase at least $5,000 worth of shares	purchasing Class I shares

Sales Charge — Class A Shares. Unless you are eligible for a sales charge reduction or a waiver as set forth in Appendix A to this prospectus, the sales charge is imposed on Class A shares at the time of purchase in accordance with the following schedule. For investors investing in Class A shares of a Fund through a financial intermediary, it is the responsibility of the financial intermediary to ensure that such investors obtain the proper breakpoint discount.

Amount of Investment	Sales Charge as % of the Offering Price*	Sales Charge as % of Amount Invested	Reallowance to Broker-Dealers
Under $50,000	5.75%	6.10%	5.00%
$50,000 but under $100,000	4.75%	4.99%	4.00%
$100,000 but under $250,000	3.75%	3.90%	3.00%
$250,000 but under $500,000	2.75%	2.83%	2.25%
$500,000 but under $1 million	2.00%	2.04%	1.75%
$1 million but under $2 million	0.00%**	0.00%	1.00%
$2 million but under $5 million	0.00%**	0.00%	0.50%
$5 million or more	0.00%**	0.00%	0.25%

*	Front-end sales load
**	Subject to a 1.00% CDSC for up to and including the last day of the eighteenth month after purchase.

Breakpoints or Volume Discounts

The Funds offer you the benefit of discounts on the sales charges that apply to purchases of Class A shares in certain circumstances. These discounts, which are also known as breakpoints, can reduce or, in some instances, eliminate the initial sales charges that would otherwise apply to your Class A shares investment. Mutual funds are not required to offer breakpoints and different mutual fund groups may offer different types of breakpoints.

Breakpoints or volume discounts allow larger investments in Class A shares to be charged lower sales charges. If you invest $50,000 or more in Class A shares of a Fund, then you are eligible for a reduced sales charge. Initial sales charges are eliminated completely for purchases of $1,000,000 or more, although a 1% CDSC may apply if shares are redeemed up to and including the last day of the eighteenth month after purchase.

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Sales Charge Reductions and Waivers — Class A Shares (Media Mogul Fund and Pet Parents’ Fund Only)

Reduced sales charges are available to (1) investors who are eligible to combine their purchases of Class A shares to receive volume discounts and (2) investors who sign a Letter of Intent (each, a “Letter”) agreeing to make purchases over time. Certain types of investors, as set forth below, are eligible for sales charge waivers. Class A shares may be available for purchase by clients of certain financial intermediaries without the application of a front-end sales load, as described in Appendix A to the prospectus.

You may qualify for a reduced sales charge, or a waiver of sales charges, on purchases of Class A shares. The requirements are described in the following paragraphs. To receive a reduction that you qualify for, you may have to provide additional information to your broker or other service agent. For more information about sales charge discounts and waivers, consult with your broker or other service provider.

Volume Discounts/Rights of Accumulation. In order to determine whether you qualify for a volume discount under the foregoing sales charge schedule, you may combine your new investment and your existing investments in Class A shares with those of your immediate family (spouse and children under age 21), your and their IRAs, and other employee benefit plans and trusts and other fiduciary accounts for your and their benefit. You may also include Class A shares of any other open-end investment company managed by the Adviser or its affiliates that are held in any of the foregoing accounts. The Funds use the current net asset value per share (the “NAV”) of these holdings when combining them with your new and existing investments for purposes of determining whether you qualify for a volume discount.

Letter of Intent. If you initially invest at least $1,000 in Class A shares of a Fund and submit a Letter to your financial intermediary or the Distributor, you may make purchases of Class A shares of the Fund during a thirteen month period at the reduced sales charge rates applicable to the aggregate amount of the intended purchases stated in the Letter. The Letter may apply to purchases made up to ninety days before the date of the Letter. If you fail to invest the total amount stated in the Letter, the Fund will retroactively collect the sales charge otherwise applicable by redeeming shares in your account at their then current NAV. For more information on the Letter, call your broker.

Required Shareholder Information and Records. In order for you to take advantage of sales charge reductions, you or your broker must notify the Funds that you qualify for a reduction. Without notification, the Funds are unable to ensure that the reduction is applied to your account. You may have to provide information or records to your broker or the Funds to verify eligibility for breakpoint privileges or other sales charge waivers. This may include information or records, including account statements, regarding shares of Fund or shares of any other open-end investment company managed by the Adviser or its affiliates held in:

●	all of your accounts at each Fund or a financial intermediary;

●	any accounts of yours at another financial intermediary; and

●	accounts of related parties of yours, such as members of the same family, at any financial intermediary.

You should therefore keep copies of these types of records.

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Investors Eligible for Sales Charge Waivers. Class A shares of a Fund may be offered without a sales charge to: (1) employees of the Distributor and its affiliates, The Bank of New York Mellon Corporation, Boston Financial Data Services, Inc., SS&C Global Investor & Distribution Solutions, Inc. (“SS&C GIDS” or the “Transfer Agent”), State Street Bank and Trust Company, BNY Mellon Investment Servicing (US) Inc. and Soliciting Broker-Dealers, employee benefit plans for those employees and their spouses and minor children of such employees when orders on their behalf are placed by such employees (the minimum initial investment for such purchases is $500); (2) the Adviser, its affiliates and their officers, directors, trustees, general partners, and employees of other investment companies managed by the Adviser, employee benefit plans for such persons and their immediate family when orders on their behalf are placed by such persons (with no required minimum initial investment) — the term “immediate family” for this purpose refers to a person’s spouse, children and grandchildren (adopted or natural), parents, grandparents, siblings, a spouse’s siblings, a sibling’s spouse and a sibling’s children; (3) any other investment company in connection with the combination of such company with the Funds by merger, acquisition of assets, or otherwise; (4) shareholders who have redeemed shares in the Funds and who wish to reinvest in the Funds, provided the reinvestment is made within forty-five days of the redemption; (5) qualified employee benefit plans established pursuant to Section 457 of the Internal Revenue Code of 1986, as amended, that have established omnibus accounts with the Funds or an intermediary; (6) qualified employee benefit plans having more than one hundred eligible employees or a minimum of $1 million in plan assets invested in the Funds; (7) any unit investment trusts registered under the Investment Company Act of 1940, as amended, which have shares of the Funds as a principal investment; (8) investment advisory clients of GAMCO Asset Management, Inc. and their immediate families; (9) employee participants of organizations adopting the 401(k) Plan sponsored by the Adviser; (10) financial institutions purchasing Class A shares of the Funds for clients participating in a fee based asset allocation program or wrap fee program; and (11) registered investment advisers or financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting, or other fee for their services; and clients of such investment advisers or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment adviser or financial planner on the books and records of a broker or financial intermediary. Additional categories of sales charge reductions and waivers are also set out in Appendix A to this prospectus. Investors who qualify under any of the categories described above or those set out in the Appendix A to this prospectus should contact their financial intermediary.

Contingent Deferred Sales Charges

You will pay a CDSC when you redeem:

●	Class A shares up to and including the last day of the eighteenth month from when they were purchased as part of an investment greater than $1 million if no front-end sales charge was paid at the time of purchase; or

The CDSC payable upon redemption of Class A shares in the circumstances described above is 1.00%. In each case, the CDSC is based on the NAV at the time of investment or the NAV at the time of redemption, whichever is lower.

You will not pay a CDSC to the extent that the value of the redeemed shares represents reinvestment of distributions or capital appreciation of shares redeemed. When you redeem shares, we will assume that you are first redeeming shares representing reinvestment of distributions, then any appreciation on shares

42

redeemed, and then any remaining shares held by you for the longest period of time. We will calculate the holding period of shares acquired through an exchange of shares of another fund from the date you acquired the original shares of the other fund. The time you hold shares in the Gabelli Money Market Fund, however, will not count for purposes of calculating the applicable CDSC.

We will waive the CDSC payable upon redemptions of shares for:

●	redemptions and distributions from retirement plans made after the death or disability of a shareholder;

●	minimum required distributions made from an IRA or other retirement plan account after you reach age 70½;

●	involuntary redemptions made by a Fund;

●	a distribution from a tax deferred retirement plan after your retirement; and

●	returns of excess contributions to retirement plans following the shareholder’s death or disability

The CDSC may be waived in certain circumstances as set out in Appendix A if you purchase your shares through intermediaries identified in Appendix A to this prospectus.

Rule 12b-1 Plan — Media Mogul Fund and Pet Parents’ Fund Only.

The Media Mogul Fund and the Pet Parents’ Fund have adopted a distribution plan under Rule 12b-1 for Class A shares of each Fund (each a “Plan”). Under each Plan, each Fund may use its assets to finance activities relating to the sale of its Class A shares and for the provision of certain shareholder services. To the extent any activity is one that a Fund may finance without a distribution plan, each Fund may also make payments to compensate such activity outside of the Plan and not be subject to its limitations.

The Class A Plans authorize payments by each Fund at an annual rate of 0.25% of its average daily net assets attributable to Class A shares to finance distribution of its Class A shares or pay shareholder service fees.

Redemption Fee. Generally, if you sell or exchange your shares within seven days or less after the purchase date, you will be charged a redemption fee of 2.00% of the total redemption amount which is payable to the applicable Fund. See “Redemption of Shares” herein.

PURCHASE OF SHARES

You can purchase Fund shares on any Business Day.

●	By Mail or In Person. You may open an account by mailing a completed subscription order form with a check or money order payable to “Gabelli Innovations Trust.” to:

By Mail	By Personal or Overnight Delivery
The Gabelli Funds P.O. Box 219204 Kansas City, MO 64121-9204	The Gabelli Funds c/o SS&C GIDS 430 W 7th Street, Suite 219204 Kansas City, MO 64105-1407

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You can obtain a subscription order form by calling 800-GABELLI (800-422-3554). Checks made payable to a third party and endorsed by the shareholder are not acceptable. For additional investments, send a check to the above address with a note stating your exact name and account number and the name of the fund(s).

●	By Internet. You may open an account over the Internet at www.gabelli.com.

●	By Bank Wire or by ACH System. To open an account using the bank wire transfer system or ACH system, first telephone the Fund at 800-GABELLI (800-422-3554) to obtain a new account number. Then instruct your bank to wire funds to:

State Street Bank and Trust Company

225 Franklin St., Boston, MA 02110

ABA #011-0000-28 REF DDA #99046187

Re: Gabelli __________ Fund.

Account # ____________

Account of [Registered Owners]

●	By Telephone. You may make purchases for an existing account with banking instructions on file by telephone at 800-GABELLI (800-422-3554).

If you are making an initial purchase, you should also complete and mail a subscription order form to the address shown under “By Mail.” Note that banks may charge fees for wiring funds, although the Funds’ Transfer Agent, SS&C Global Investor & Distribution Solutions, Inc., will not charge you for receiving wire transfers.

You may purchase shares directly through registered broker-dealers or other financial intermediaries that have entered into appropriate selling agreements with the Distributor.

Your broker-dealer or financial intermediary can obtain a subscription order form by calling 800-GABELLI (800-422-3554). The broker-dealer or other financial intermediary will transmit a purchase order and payment to SS&C GIDS on your behalf. Broker-dealers or other financial intermediaries may send you confirmations of your transactions and periodic account statements showing your investment(s) in the Fund(s).

Share Price. Each Fund sells its shares based on the NAV per share next determined after the time as of which the Fund receives your completed subscription order form (subject to a front-end sales charge in the case of Class A shares), but does not issue the shares to you until it receives full payment. See “Pricing of Fund Shares” herein for a description of the calculation of the NAV.

Minimum Investments. The minimum initial investment for Class A shares is $1,000 and the minimum initial investment for Class I shares is $5,000 ($5,000 for “IRAs” or Coverdell Education Savings Plans).

The Distributor or its affiliates may, in their discretion, waive the minimum investment requirement under certain circumstances. There is no minimum for subsequent investments. Broker-dealers and financial intermediaries may have different minimum investment requirements.

General. SS&C GIDS will not issue share certificates unless you request them. Each Fund reserves the right to (i) reject any purchase order if, in the opinion of the Fund’s management, it is in the Fund’s best interest to do so, (ii) suspend the offering of shares for any period of time, and (iii) waive the Fund’s minimum purchase requirements.

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Customer Identification Program. Federal law requires each Fund to obtain, verify, and record identifying information, which may include the name, residential, or business address, date of birth (for an individual), social security or taxpayer identification number, or other identifying information, for each investor who opens or reopens an account with the Fund. Applications without the required information may be rejected or placed on hold until a Fund verifies the account holder’s identity.

Third Party Arrangements. The Adviser and its affiliates may utilize a portion of their assets, to pay all or a portion of the charges of various programs that make shares of each Fund available to its customers. These payments, sometimes referred to as “revenue sharing,” do not change the price paid by investors to purchase the Funds’ shares or the amount a Fund receives as proceeds from such sales. Revenue sharing payments may be made to broker-dealers, and other financial intermediaries that provide services to the Funds or to shareholders in the Funds, including (without limitation) the following programs: shareholder servicing to a Fund’s shareholders, transaction processing, sub-accounting services, marketing support, access to sales meetings, sales representatives, and management representatives of the broker dealers or other financial intermediaries. Revenue sharing payments may also be made to broker-dealers and other financial intermediaries for inclusion of a Fund on a sales list, including a preferred or select sales list, and in other sales programs. These payments may take a variety of forms, including (without limitation) compensation for sales, “trail” fees for shareholder servicing and maintenance of shareholder accounts and finder’s fees that vary depending on the share class and the dollar amount of shares sold. Revenue sharing payments may be structured: (i) as a percentage of sales; (ii) as a percentage of net assets; and/or (iii) as a fixed dollar amount.

The Adviser may provide non-cash compensation to broker-dealers or other financial intermediaries, in accordance with applicable rules of the Financial Industry Regulatory Authority, Inc. (“FINRA”), such as the reimbursement of travel, lodging, and meal expenses incurred in connection with attendance at educational and due diligence meetings or seminars by qualified registered representatives of those firms and, in certain cases, their families; meeting fees; certain entertainment; reimbursement for advertising or other promotional expenses; or other permitted expenses as determined in accordance with applicable FINRA rules. In certain cases these other payments could be significant.

Subject to tax limitations and approval by the Board, each Fund may also make payments to third parties out of its own assets) for a portion of the charges for programs that generally represent savings of expenses experienced by a Fund resulting from shareholders investing in the Fund through programs rather than investing directly in the Fund.

The Adviser negotiates the level of payments described above to any particular broker-dealer or other financial intermediary with each firm.

In addition, in certain cases, broker-dealers or other financial intermediaries may have agreements pursuant to which shares of a Fund owned by their clients are held of record on the books of the Fund in omnibus accounts maintained by each intermediary, and the intermediaries provide those Fund shareholders with sub-administration and sub-transfer agency services. Pursuant to the Funds’ transfer agency agreement, the Funds pay the transfer agent a fee for each shareholder account. As a result, the use of one omnibus account for multiple beneficial shareholders can create a cost savings to the Funds. The Board may, from time to time, authorize the Funds to pay a portion of the fees charged by these intermediaries if (i) a cost savings to each Fund can be demonstrated and (ii) the omnibus account of the intermediary has net assets

45

in the Funds in excess of $10 million. In these cases, the Board may authorize a Fund to pay a portion of the fees to the intermediary in an amount no greater than the lower of the transfer agency cost savings relating to the particular omnibus account or 0.10% of the average daily net assets of that omnibus account. These payments compensate these intermediaries for the provision of sub-administration and sub-transfer agency services associated with their clients whose shares are held of record in this manner.

Additional Purchase Information

Retirement Plans/Education Savings Plans. The Funds make available IRAs and Coverdell Education Savings Plans for investment in Fund shares. Applications may be obtained from the Distributor by calling 800-GABELLI (800-422-3554). Self-employed investors may purchase shares of a Fund through tax-deductible contributions to existing retirement plans for self-employed persons, known as “Keogh” or “H.R.-10” plans. The Funds do not currently act as sponsor to such plans. Fund shares may also be a suitable investment for other types of qualified pension or profit sharing plans which are employer sponsored, including deferred compensation or salary reduction plans known as “401(k) Plans.” For Class A shares in the Media Mogul Fund and the Pet Parents’ Fund, the minimum initial investment in all such retirement or education savings plans is $250. There is no minimum subsequent investment for retirement or education savings plans.

Automatic Investment Plan. The Funds offer an automatic monthly investment plan. There is no minimum initial investment for accounts establishing an automatic investment plan. Call your financial intermediary or the Distributor at 800-GABELLI (800-422-3554) for more details about the plan.

Telephone or Internet Investment Plan. You may purchase additional shares of the Funds by telephone and/or over the Internet if your bank is a member of the ACH system. You must have a completed and approved Account Options Form on file with the Transfer Agent. There is a minimum of $100 for each telephone or Internet investment. However, you may split the $100 minimum between two funds in the Fund Complex. To initiate an ACH purchase, call your financial intermediary or the Distributor at 800-GABELLI (800-422-3554) or 800-872-5365 or visit our website at www.gabelli.com.

Voluntary Conversion — Media Mogul Fund and Pet Parents’ Fund Only.

A shareholder may convert their Class A shares to Class I shares if their account is above $5000. If shares of the Funds are converted to a different share class of the Funds, the transaction will be based on the respective NAV of each class as of the trade date of the conversion. Consequently, a shareholder may receive fewer shares or more shares than originally owned, depending on that day’s NAVs. Please contact your tax adviser regarding the tax consequences of any conversion.

REDEMPTION OF SHARES

You can redeem shares of a Fund on any Business Day. A Fund may temporarily stop redeeming its shares or postpone the date of payment beyond seven (7) days when the NYSE is closed, when trading on the NYSE is restricted (as determined by the Securities and Exchange Commission (the “SEC”)), or when an emergency exists (as determined by the SEC) and the Fund cannot sell its portfolio securities or accurately determine the value of its assets, or if the SEC orders the Fund to suspend redemptions.

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A Fund redeems its shares based on the NAV next determined after the time as of which the Fund or, if applicable, its authorized designee, receives your redemption request in proper form, subject in some cases to a redemption fee as described below in this section. A redemption is a taxable event to you on which you would realize gain or loss (subject to certain limitations on the deductibility of losses).

You may redeem shares through a broker-dealer, or other financial intermediary that has entered into a selling agreement with the Distributor. The broker-dealer or financial intermediary will transmit a redemption order to SS&C GIDS on your behalf. The redemption request will be effected at the NAV next determined after a Fund, or if applicable, its authorized designee, receives the request in proper form. If you hold share certificates, you must present the certificates endorsed for transfer.

A Fund is intended for long term investors and not for those who wish to trade frequently in Fund shares. The Funds believe that excessive short term trading of Fund shares creates risks for the Funds and their long term shareholders, including interference with efficient portfolio management, increased administrative and brokerage costs, and potential dilution in the value of Fund shares.

In addition, because a Fund may invest in foreign securities traded primarily on markets that close prior to the time the Fund determines its NAV, frequent trading by some shareholders may, in certain circumstances, dilute the value of Fund shares held by other shareholders. This may occur when an event that affects the value of the foreign securities takes place after the close of the primary foreign market but before the time that a Fund determines its NAV Certain investors may seek to take advantage of the fact that there will be a delay in the adjustment of the market price for a security caused by this event until the foreign market reopens (referred to as price arbitrage). If this occurs, frequent traders who attempt this type of price arbitrage may dilute the value of a Fund’s shares to the extent they receive shares or proceeds based upon NAVs that have been calculated using the closing market prices for foreign securities, if those prices have not been adjusted to reflect a change in the fair value of the foreign securities. In an effort to prevent price arbitrage, a Fund has procedures designed to adjust closing market prices of foreign securities before it calculates its NAV when it believes such an event has occurred that will have more than a minimal effect on the NAV Prices are adjusted to reflect what a Fund believes are the fair values of these foreign securities at the time the Fund determines its NAV (called fair value pricing). Fair value pricing, however, involves judgments that are inherently subjective and inexact since it is not possible to always be sure when an event will affect a market price and to what extent. As a result, there can be no assurance that fair value pricing will always eliminate the risk of price arbitrage.

In order to discourage frequent short term trading in Fund shares, each Fund has adopted policies and procedures that impose a 2.00% redemption fee (short term trading fee) on shares that are redeemed or exchanged within seven days of a purchase. This fee is calculated based on the shares’ aggregate NAV on the date of redemption and deducted from the redemption proceeds. The redemption fee is not a sales charge; it is retained by a Fund, and does not benefit the Fund’s Adviser or any third party.

For purposes of computing the redemption fee, shares will be redeemed in reverse order of purchase (the latest shares acquired will be treated as being redeemed first). Redemptions to which the fee applies include redemption of shares resulting from an exchange made pursuant to a Fund’s exchange privilege. The redemption fee will not apply to redemptions of shares where (i) the shares were purchased through automatic reinvestment of dividends or other distributions, (ii) the redemption is initiated by a Fund, (iii) the shares were purchased through programs that collect the redemption fee at the program level and remit

47

them to a Fund, or (iv) the shares were purchased through programs that the Adviser determines to have appropriate anti-short term trading policies in place or as to which the Adviser has received assurances that look-through redemption fee procedures or effective anti-short term trading policies and procedures are in place.

While a Fund has entered into information sharing agreements with financial intermediaries which contractually require such financial intermediaries to provide the Fund with information relating to its customers investing in the Fund through non-disclosed or omnibus accounts, the Fund cannot guarantee the accuracy of the information provided to it from financial intermediaries and may not always be able to track short term trading effected through these financial intermediaries. In addition, because a Fund is required to rely on information provided by the financial intermediary as to the applicable redemption fee, the Fund cannot guarantee that the financial intermediary is always imposing such fee on the underlying shareholder in accordance with the Fund’s policies. Subject to the exclusions discussed above, a Fund seeks to apply these policies uniformly.

Certain financial intermediaries may have procedures which differ from those of a Fund to collect the redemption fees or that prevent or restrict frequent trading. Investors should refer to their intermediary’s policies on frequent trading restrictions.

A Fund continues to reserve all rights, including the right to refuse any purchase request (including requests to purchase by exchange) from any person or group who, in the Fund’s view, is likely to engage in excessive trading or if such purchase is not in the best interest of the Fund and to limit, delay, or impose other conditions on exchanges or purchases. A Fund has adopted a policy of seeking to minimize short term trading of its shares and monitors purchase and redemption activities to assist in minimizing short term trading.

If you hold shares directly through the Distributor, you may redeem shares:

●	By Letter. You may mail a letter requesting the redemption of shares to: The Gabelli Funds, P.O. Box 219204, Kansas City, MO 64121-9204. Your letter should state the name of the Fund, the dollar amount or number of shares you wish to redeem, and your account number. You must sign the letter exactly the same way the account is registered and, if there is more than one owner of shares, all owners must sign.

●	By Telephone or the Internet. Unless you have requested that telephone or Internet redemptions from your account not be permitted, you may redeem your shares in an account (excluding an IRA) directly registered with SS&C GIDS by calling either 800-GABELLI (800-422-3554) or 800-872-5365 (617-328-5000 from outside the United States) or by visiting our website at www.gabelli.com. You may not redeem Fund shares held through an IRA through the Internet. IRA holders should consult a tax adviser concerning the current tax rules applicable to IRAs. If SS&C GIDS properly acts on telephone or Internet instructions after following reasonable procedures to protect against unauthorized transactions, neither SS&C GIDS nor a Fund will be responsible for any losses due to unauthorized telephone or Internet transactions and instead you would be responsible. You may request that proceeds from telephone or Internet redemptions be mailed to you by check (if your address has not changed in the prior thirty days), forwarded to you by bank wire, or invested in another mutual fund advised by the Adviser (see “Exchange of

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Shares”). Among the procedures that SS&C GIDS may use are passwords or verification of personal information. A Fund may impose limitations from time to time on telephone or Internet redemptions.

1.	Telephone or Internet Redemption by Check. A Fund will make checks payable to the name in which the account is registered and will normally mail the check to the address of record within seven days.

2.	Telephone or Internet Redemption By Bank Wire or ACH system. A Fund accepts telephone or Internet requests for wire or ACH system redemptions in amounts of at least $1,000. The proceeds are normally wired on the next Business Day.

If you redeem shares through your broker-dealer or other financial intermediary, the broker or financial intermediary will transmit a redemption order to SS&C GIDS on your behalf. The redemption request will be effected at the NAV per share next determined after a Fund or, if applicable, its authorized designee, receives the request in proper form. If you hold share certificates, you must present the certificates endorsed for transfer.

Automatic Cash Withdrawal Plan. You may automatically redeem shares on a monthly, quarterly, or annual basis if you have at least $10,000 in your account and if your account is directly registered with SS&C GIDS. Please call 800-GABELLI (800-422-3554) for more information about this plan.

Involuntary Redemption. A Fund may redeem all shares in your account (other than an IRA or Coverdell education savings account) if the value falls below $5,000 as a result of redemptions (but not as a result of a decline in NAV). You will be notified in writing before a Fund initiates such action and you will be allowed thirty days to increase the value of your account to at least $5,000.

Reinstatement Privilege — Media Mogul Fund and Pet Parents’ Fund Only. A shareholder in either of the Funds who has redeemed Class A shares may reinvest, without a sales charge, up to the full amount of such redemption at the NAV determined at the time of the reinvestment within forty-five days of the original redemption. A redemption is a taxable transaction and a gain or loss may be recognized for federal income tax purposes even if the reinstatement privilege is exercised. However, any loss realized upon the redemption will not be recognized as to the number of shares acquired by reinstatement, except through an adjustment in the tax basis of the shares so acquired if those shares are acquired within thirty days of the redemption. See “Tax Information” for an explanation of circumstances in which sales loads paid to acquire shares of the Funds may be taken into account in determining gain or loss on the disposition of those shares.

Redemption Proceeds. Each Fund expects to meet redemption requests typically by selling portfolio assets, with holdings of cash and cash equivalents, or by drawing on its line of credit. In certain circumstances, the Fund may meet a redemption request in kind, as described under “Redemption In Kind.” These methods of meeting redemption requests are expected to be used in both normal and stressed market conditions. A redemption request received by a Fund will be effected based on the NAV per share next determined after the time as of which the Fund or, if applicable, its authorized designee, receives the request. If you request redemption proceeds by wire, a Fund will normally wire the funds according to the wire instructions you provide, within three business days after receipt of your redemption request. If you request redemption proceeds by check, a Fund will normally mail the check to you within seven days after

49

receipt of your redemption request. If you purchased your Fund shares by check or through the Automatic Investment Plan you may not receive proceeds from your redemption until the check clears or ten days following the purchase, whichever is earlier. While a Fund will delay the processing of the redemption payment until the check clears, your shares will be valued at the next determined NAV after receipt of your redemption request. Typically, a Fund receives redemption requests through the National Securities Clearing Corporation (the “NSCC”) system, which is utilized by financial intermediaries to submit requests on behalf of their clients or customers who hold shares of the Fund in “street name.” In such circumstances, a Fund expects redemption proceeds to be delivered via the NSCC system within three business days after receipt of a redemption request. The NSCC system is not used for shareholders whose accounts are held at a Fund’s transfer agent (as opposed to shareholders whose accounts are held in “street name” at a broker or other financial intermediary).

Redemption In Kind. A Fund may pay your redemption proceeds wholly or partially in portfolio securities. Specifically, a Fund may pay your redemption proceeds in portfolio securities if you redeem more than $250,000 over the preceding three months, and the Adviser believes that economic conditions exist which would make payments in cash detrimental to the best interests of a Fund. In such an instance, a Fund would communicate to you its intention to meet your redemption request in portfolio securities. Securities received in kind will remain subject to the risk of market fluctuations until sold; however, a Fund would distribute to you from its portfolio of investments only securities that the Adviser determines are readily marketable. The specific security or securities to be distributed will be selected at the discretion of the Board or its designee(s), subject to any applicable laws or regulations, and could be individual securities, a representative basket of securities or a pro rata slice of a Fund’s portfolio. Any additional remainder in value owed to you between such securities and Fund shares that you submitted for redemption would be paid to you in cash. Payments would be made in portfolio securities only in instances where the Fund’s Board (or its delegate) believes that it would be in the Fund’s best interest not to pay the redemption proceeds in cash. A redemption in kind would be a taxable event to you on which you would realize a capital gain or capital loss (subject to possible limitations of deductibility) on your shares redeemed. Additionally, you may incur brokerage costs in converting any of the securities received to cash. The foregoing considerations apply in both normal and stressed market considerations. Please see “Redemption of Shares” in the SAI for additional information.

EXCHANGE OF SHARES

You can exchange shares of a Fund for shares of the same class of certain other funds managed by the Adviser or its affiliates based on their relative NAVs at the time of exchange. To obtain a list of the funds whose shares you may acquire through an exchange, call 800-GABELLI (800-422-3554), or call your broker. A Fund may impose limitations on, or terminate, the exchange privilege with respect to any investor at any time. You will be given notice at least sixty days prior to any material change in the exchange privilege. An exchange of shares is a taxable event to you on which you would realize capital gain or capital loss (subject to possible limitations of deductibility).

In effecting an exchange:

●	you must meet the minimum investment requirements for the fund whose shares you wish to purchase through exchange;

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●	if you are exchanging into a fund with a higher sales charge, you must pay the difference at the time of the exchange;

●	if you are exchanging from a fund with a redemption fee applicable to the redemption involved in your exchange, you must pay the redemption fee at the time of exchange;

●	you will realize a taxable gain or loss (subject to certain loss limitation rules) because the exchange is treated as a sale for federal income tax purposes;

●	you should read the prospectus of the fund whose shares you are purchasing through exchange. Call 800-GABELLI (800-422-3554) or visit our website at www.gabelli.com to obtain the prospectus; and

●	you should be aware that a financial intermediary may charge a fee for handling an exchange for you.

You may exchange shares through the Distributor, directly from the Transfer Agent, or through your financial intermediary that has entered into the appropriate selling agreement with the Distributor.

●	Exchange by Telephone. You may give exchange instructions by telephone by calling 800-GABELLI (800-422-3554).

●	Exchange by Mail. You may send a written request for exchanges to: Gabelli Funds, P.O. Box 219204, Kansas City, MO 64121-9204. Your letter should state your name, your account number the dollar amount or number of shares you wish to exchange, the name and class of the fund(s) whose shares you wish to exchange, and the name of the fund(s) whose shares you wish to acquire.

●	Exchange through the Internet. You may also give exchange instructions via the Internet at www.gabelli.com. A Fund may impose limitations from time to time on Internet exchanges.

Your financial intermediary may charge you a processing fee for assisting you in purchasing or redeeming shares of a Fund. This charge is set by your financial intermediary and does not benefit a Fund, the Distributor, or the Adviser in any way. It would be in addition to other sales charges and other costs, if any, described in this prospectus and must be disclosed to you by your broker-dealer or other financial intermediary.

PRICING OF FUND SHARES

The NAV is calculated separately for each class of shares of a Fund on each Business Day. The NYSE is open Monday through Friday, but currently is scheduled to be closed on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day and on the preceding Friday or subsequent Monday when a holiday falls on a Saturday or Sunday, respectively.

Each Fund’s NAV is determined as of the close of regular trading on the NYSE, normally 4:00 p.m., Eastern Time. The NAV of each Fund is computed by dividing the value of the applicable Fund’s net assets, i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued by the total number of shares outstanding at the time the determination is made. The price of each Fund’s shares for the purpose of purchase and redemption orders will be based upon the calculation of the NAV next made after the time as of which the purchase or redemption order is received in proper form. Because the Funds

51

may invest in foreign securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Funds do not price their shares, the NAV of the Funds’ shares may change on days when shareholders will not be able to purchase or redeem the Funds’ shares.

Equity securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market where trades are reported contemporaneously and for which market quotations are readily available are valued at the last quoted sale or a market’s official closing price at the close of the exchange’s or other market’s regular trading hours, as of or prior to the time and day as of which such value is being determined. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market as determined by the Adviser. If there has been no sale on the day the valuation is made, the securities are valued at the mean of the closing bid and ask prices on the principal market for such security on such day. If no ask prices are quoted on such day, then the security is valued at the closing bid price on the principal market for such security on such day. If no bid or ask prices are quoted on such day, a Fund’s accounting agent will notify the Adviser and the security will be valued based on written or standing instructions from the Adviser.

Equity securities that are primarily traded on foreign markets, except for those that trade primarily in Latin America or South America, are generally valued at the preceding closing values of such securities on their respective exchanges. Equity securities which are primarily traded in Latin American or South American markets are valued each day approximately at the time of the close of regular trading on the NYSE as though such time were the close of trading on such Latin American or South American market and such Latin American or South American market were a U.S. market. When the NYSE is open, but the foreign market on which an equity security primarily trades is closed, such as for a foreign national holiday, the security will generally be valued at the last available closing value (subject to the Fair Value Procedures adopted pursuant to Rule 2a-5 under the 1940 Act) using the prevailing exchange rate as described below. If some event occurs affecting or likely to affect the price of an equity security or group of equity securities to a significant extent including but not limited to material market movement, changes in market conditions after a foreign market closes, but prior to 4:00 p.m. Eastern Time, or a company development, such as a material business development, dividend declaration, stock split or rights offering, and if adequate and timely information relating to the event is not available or is not taken into account by the pricing service, the Adviser should review the pricing furnished by the pricing service to determine whether it is appropriate in the circumstances. In such case, the Adviser will obtain market quotations from another source or will make a fair value determination of such securities using other appropriate value measurements. If the primary market for such an equity security suspends or limits trading or price movements, whether for the market as a whole or the particular security, and trading also occurs on a secondary market which has not suspended or limited trading or price movement, valuation will be based on information from the secondary market provided by the Adviser. If all markets on which such an equity security have suspended trading, the Adviser will fair value such security as provided above. Information that becomes known after the close of the NYSE, normally 4:00 p.m. Eastern time, on any business day may be assessed in determining net asset value per share after the time of receipt of the information, but will not be used to retroactively adjust the price of the security determined earlier or on a prior day.

Initial public offering securities are initially valued at cost. Upon commencement of trading, these securities are valued like any other equity security.

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Debt obligations (including convertible debt) for which market quotations are readily available are valued at the average of the latest bid and ask prices. If there were no ask prices quoted on such day, the security is valued using the closing bid price. Such debt obligations are valued through prices provided by a pricing service overseen by the Adviser.

Assets and liabilities denominated in foreign currencies will be translated into U.S. dollars at the prevailing exchange rates as provided by an appropriate pricing service. Forward currency exchange contracts will be valued using interpolated forward exchange rates. Prevailing foreign exchange rates and forward currency foreign exchange rates may generally be obtained on a consistent basis at approximately 11:00 a.m. Eastern time, which approximates the close of the London Exchange. As available and as provided by an appropriate pricing service, translation of foreign security and currency market values will also occur with the use of foreign exchange rates obtained at the close of the NYSE, normally 4:00 p.m. Eastern time.

Certain securities are valued principally using dealer quotations. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded. OTC futures and options on futures for which market quotations are readily available will be valued by quotations received from a pricing service or, if no quotations are available from a pricing service, by quotations obtained from one or more dealers in the instrument in question by the Adviser.

Occasionally, reliable market quotations are not readily available (such as for certain restricted or unlisted securities and private placements) or securities and other assets may not be reliability priced (such as in the case of trade suspensions or halts, price movement limits set by certain foreign markets, and thinly traded or illiquid securities), or there may be events affecting the value of foreign securities or other securities held by the Funds that occur when regular trading or foreign or other exchanges are closed, but before trading on the NYSE is closed. Securities and other assets for which market quotations are not readily available are fair valued as determined by the Adviser, as the “valuation designee,” as such term is defined in Rule 2a-5(e)(4) of the 1940 Act, pursuant to Fair Value Procedures adopted pursuant to Rule 2a-5 under the 1940 Act. The Board oversees the Adviser in its role as the Valuation Designee in accordance with the requirements of Rule 2a-5 under the 1940 Act. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities to the equivalent U.S. dollar value American Depositary Receipt securities at the close of the relevant U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes.

DIVIDENDS AND DISTRIBUTIONS

The Funds intend to pay dividends and capital gain distributions, if any, on an annual basis. You may have dividends and/or capital gain distributions that are declared by a Fund automatically reinvested at NAV in additional shares of the Fund. You will make an election to receive distributions in cash and/or Fund shares at the time you first purchase your shares. You may change this election by notifying a Fund or your financial

53

intermediary in writing at any time prior to the record date for a particular dividend or distribution. There are no sales or other charges in connection with the reinvestment of dividends and capital gain distributions. Shares purchased through reinvestment will receive a price based on the NAV on the reinvestment date, which is typically the date dividends or capital gains are paid to shareholders. There can be no assurance that a Fund will pay any dividends or realize any capital gains or other income with which to pay dividends and distributions. Distributions are taxable to you whether received in cash or additional shares. A dividend or capital gain distribution paid on shares purchased shortly before that dividend or capital gain distribution was declared will be subject to income taxes.

TAX INFORMATION

The Funds expect that distributions will consist primarily of investment company taxable income and net capital gain. Capital gains may be taxed at different rates for individuals depending on the length of time a Fund holds the securities giving rise to such capital gains. Dividends from investment company taxable income (including distributions of net short term capital gains, i.e., gains from securities held by a Fund for one year or less) are generally taxable to you as ordinary income if you are a U.S. shareholder. Properly designated distributions of net capital gain, i.e., net long term capital gains minus net short term capital loss (“Capital Gain Dividends”), are taxable to individual shareholders at long term capital gain rates no matter how long you have owned your shares. A Fund’s distributions, whether you receive them in cash or reinvest them in additional shares of a Fund, generally will be subject to federal income tax and, if applicable, state and local taxes. Although dividends (including dividends from short term capital gains) are generally taxable as ordinary income, individual shareholders who satisfy certain holding periods and other requirements are taxed on such dividends at long term capital gain rates to the extent the dividends are attributable to “qualified dividend income” received by a Fund. Qualified dividend income generally consists of dividends received from U.S. corporations (other than certain dividends from real estate investment trusts and regulated investment companies) and certain foreign corporations. The amount of qualified dividend income distributed by a Fund in any year depends on its investments and cannot be predicted. Corporations may be able to take a dividends-received deduction for a portion of the income dividends they receive. A redemption of Fund shares or an exchange of Fund shares for shares of another fund will be treated for tax purposes as a sale or exchange of Fund shares, and any gain you realize on such a transaction generally will be taxable. A Fund may be required to withhold, as federal backup withholding (currently at a 24% rate), a portion of the dividends, distributions, and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Also, dividends, distributions, and redemption proceeds payable to non-U.S. shareholders may be subject to a federal withholding tax.

A dividend declared by the Funds in October, November, or December to shareholders of record on a specific date in such a month and paid during January of the following year will be treated as paid in December for tax purposes.

After the end of each year, a Fund will provide you with the information regarding any shares you redeemed and the federal tax status of any dividends or distributions you received during the previous year.

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Under current law, interest, dividends and capital gains from the Funds generally will be subject to the 3.8% federal tax that is imposed on net investment income of U.S. individuals with modified adjusted gross income exceeding $200,000 (or $250,000 if married filing jointly), and of estates and trusts.

If you sell your Fund shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transaction.

This summary of tax consequences is intended for general information only and is subject to change by legislative, judicial, or administrative action, and any such change may be retroactive. It is applicable only to shareholders who are U.S. persons. A Fund may make taxable distributions during periods in which the share price has declined. A more complete discussion of the tax rules applicable to you and the Funds can be found in the SAI that is incorporated by reference into this Prospectus. You should consult a tax adviser concerning the federal, state, and local tax consequences of your investment in the Funds.

MAILINGS AND E-DELIVERY TO SHAREHOLDERS

In our continuing efforts to reduce duplicative mail and Fund expenses, we currently send a single copy of prospectuses and shareholder reports to your household even if more than one member in your household owns the same fund or funds described in the prospectus or report. Additional copies of our prospectuses and reports may be obtained by calling 800-GABELLI (800-422-3554). If you do not want us to continue to consolidate your fund mailings and would prefer to receive separate mailings at any time in the future, please call us at the telephone number above and we shall resume separate mailings, in accordance with your instructions, within thirty days of your request. Each Fund offers electronic delivery of Fund documents. Shareholders of a Fund can elect to receive each Fund’s annual, semi-annual, and quarterly reports, as well as manager commentaries and prospectuses via e-delivery. For more information or to sign up for e-delivery, please visit a Fund’s website at www.gabelli.com. Shareholders who purchased shares of a Fund through a financial intermediary should contact their financial intermediary to sign up for e-delivery of the Fund documents, if available.

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (https://gabelli.com/), and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. To elect to receive all future reports on paper free of charge, please contact your financial intermediary, or, if you invest directly with the Funds, you may call 800-422-3554 or send an email request to info@gabelli.com. Your election to receive reports on paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held within the fund complex if you invest directly with the Funds.

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FINANCIAL HIGHLIGHTS

The Financial Highlights tables are intended to help you understand the financial performance of each Fund, other than the Food of All Nations Fund and the RBI Fund, for the past fiscal year for the Class I shares, and since the commencement of the Class A shares on May 17, 2022. The financial information shown below for the Media Mogul Fund prior to April 1, 2019, is from Gabelli Media Mogul Next Shares and the financial information shown below for the Pet Parents’ Fund prior to April 1, 2019, is from Gabelli Pet Parents’ Next Shares. The total returns in the tables represent the percentage amount that an investor would have earned or lost on an investment in each Fund (assuming reinvestment of all distributions). This information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with each Fund’s financial statements and related notes, is included in the Funds’ annual reports, which are available upon request. The financial highlights are not available at this time for the Food of All Nations Fund and the RBI Fund because these Funds have not commenced operations prior to the date of this prospectus. Financial information, when available, will be included in each Fund’s next annual or semiannual report.

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Gabelli Media Mogul Fund

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period:

		Income (Loss) from Investment Operations				Distributions					Ratios to Average Net Assets/Supplemental Data
Year Ended September 30(a)	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(b)		Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments	Total Distributions	Net Asset Value, End of Period	Total Return†	Net Assets, End of Period (in 000’s)	Net Investment Income (Loss)		Operating Expenses Before Reimbursement	Operating Expenses Net of Reimbursement		Portfolio Turnover Rate
Class A
2023	$8.02	$0.06		$0.62	$0.68	$—	$(0.10)	$(0.10)	$8.60	8.45%	$8	0.63%		5.53%	1.15%		25%
2022(c)	10.06	0.01		(2.05)	(2.04)	—	—	—	8.02	(20.28)	8	0.15	(d)	7.74 (d)	1.15	(d)(e)	26
Class I
2023	$8.03	$0.08		$0.61	$0.69	$(0.01)	$(0.10)	$(0.11)	$8.61	8.58%	$3,969	0.88%		5.28%	0.90%		25%
2022	12.83	0.07		(4.62)	(4.55)	(0.09)	(0.16)	(0.25)	8.03	(36.10)	3,702	0.64		4.79	0.90	(e)	26
2021	9.48	0.03	(f)	3.41	3.44	(0.09)	—	(0.09)	12.83	36.38	5,608	0.25	(f)	3.95	0.93	(e)	26
2020	10.97	0.13	(g)	(1.62)	(1.49)	—	—	—	9.48	(13.58)	4,008	1.28	(g)	4.86	0.90		18
2019	11.48	(0.04)		(0.47)	(0.51)	—	—	—	10.97	(4.44)	4,653	(0.39)		4.12	0.90		31

†	Total return represents aggregate total return of a hypothetical investment at the beginning of the year and sold at the end of the year including reinvestment of distributions and does not reflect the applicable sales charges. Total return for a period of less than one year is not annualized.
(a)	Information prior to April 1, 2019 is from Gabelli Media Mogul NextShares.
(b)	Per share amounts have been calculated using the average shares outstanding method.
(c)	Class A commenced on May 17, 2022.
(d)	Annualized.
(e)	The Fund received credits from a designated broker who agreed to pay certain Fund expenses. For fiscal years ended September 30, 2022 and 2021, if credits had not been received, the expense ratios would have been 1.22% (Class A) and 0.92% (Class I), and 0.95% (Class I), respectively. For the fiscal year ended September 30, 2023, there were no credits received from a designated broker to pay Fund expenses and for the remaining periods, there was no impact to the expense ratios.
(f)	Includes income resulting from special dividends. Without these dividends, the per share income (loss) amount would have been $(0.04) and the net investment income (loss) ratio would have been (0.32)%.
(g)	Includes income resulting from special dividends. Without these dividends, the per share income (loss) amount would have been $(0.04) and the net investment income (loss) ratio would have been (0.45)%.

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Gabelli Pet Parents’ Fund

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period:

		Income (Loss) from Investment Operations			Distributions					Ratios to Average Net Assets/Supplemental Data
Period Ended September 30(a)	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(b)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments	Total Distributions	Net Asset Value, End of Period	Total Return†	Net Assets, End of Period (in 000’s)	Net Investment Income (Loss)		Operating Expenses Before Reimbursement	Operating Expenses Net of Reimbursement	Portfolio Turnover Rate
Class A
2023	$9.71	$0.04	$1.43	$1.47	$—	$(0.01)	$(0.01)	$11.17	15.16%	$219	0.35%		5.86%	1.15%	26%
2022(c)	12.03	(0.01)	(2.31)	(2.32)	—	—	—	9.71	(19.29)	165	(0.22	)(d)	11.53 (d)	1.15 (d)	22
Class I
2023	$9.73	$0.07	$1.43	$1.50	$—	$(0.01)	$(0.01)	$11.22	15.43%	$3,217	0.61%		5.61%	0.90%	26%
2022	17.14	(0.03)	(6.01)	(6.04)	—	(1.37)	(1.37)	9.73	(38.23)	3,448	(0.24)		4.91	0.90	22
2021	13.14	(0.07)	4.07	4.00	—	—	—	17.14	30.44	5,785	(0.43)		4.04	0.90	29
2020	8.94	(0.02)	4.25	4.23	(0.03)	—	(0.03)	13.14	47.51	2,913	(0.18)		6.95	0.90	40
2019	10.35	0.04	(1.42)	(1.38)	(0.03)	—	(0.03)	8.94	(13.39)	1,626	0.46		7.48	0.90	65

†	Total return represents aggregate total return of a hypothetical investment at the beginning of the period and sold at the end of the period. Total return for a period of less than one year is not annualized.
(a)	Information prior to April 1, 2019 is from Gabelli Pet Parents’ NextShares.
(b)	Per share amounts have been calculated using the average shares outstanding method.
(c)	Class A commenced on May 17, 2022.
(d)	Annualized.

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APPENDIX A

Sales Charge Reductions and Waivers Available through Certain Intermediaries

Specific intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or CDSC waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the Fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge reductions or waivers. Not all intermediaries will offer the same reductions and waivers to persons purchasing shares of the Fund. In order to receive these reductions or waivers shareholders will have to purchase Fund shares through an intermediary offering such reductions or waivers or directly from the Fund if the Fund offers such reductions or waivers. Please see the section entitled “Classes of Shares” for more information on sales charge reductions and waivers available for different classes of shares that are available for purchase directly from the Fund. Merrill Lynch’s specific sales charge waivers and/or discounts are implemented and solely administered by Merrill Lynch. Please contact Merrill Lynch to ensure that you understand the steps that you must take to qualify for available waivers and discounts.

Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”)

Purchases or sales of front-end (i.e., Class A) or level-load (i.e., Class C) mutual fund shares through a Merrill platform or account will be eligible only for the following sales load waivers (front-end, contingent deferred, or back-end waivers) and discounts, which differ from those disclosed elsewhere in this Fund’s prospectus. Purchasers will have to buy mutual fund shares directly from the mutual fund company or through another intermediary to be eligible for waivers or discounts not listed below.

It is the client’s responsibility to notify Merrill at the time of purchase or sale of any relationship or other facts that qualify the transaction for a waiver or discount. A Merrill representative may ask for reasonable documentation of such facts and Merrill may condition the granting of a waiver or discount on the timely receipt of such documentation.

Additional information on waivers and discounts is available in the Merrill Sales Load Waiver and Discounts Supplement (the “Merrill SLWD Supplement”) and in the Mutual Fund Investing at Merrill pamphlet at ml.com/funds. Clients are encouraged to review these documents and speak with their financial advisor to determine whether a transaction is eligible for a waiver or discount.

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Front-end Load Waivers Available at Merrill
Shares of mutual funds available for purchase by employer-sponsored retirement, deferred compensation, and employee benefit plans (including health savings accounts) and trusts used to fund those plans provided the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans
Shares purchased through a Merrill investment advisory program
Brokerage class shares exchanged from advisory class shares due to the holdings moving from a Merrill investment advisory program to a Merrill brokerage account
Shares purchased through the Merrill Edge Self-Directed platform
Shares purchased through the systematic reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same mutual fund in the same account
Shares exchanged from level-load shares to front-end load shares of the same mutual fund in accordance with the description in the Merrill SLWD Supplement
Shares purchased by eligible employees of Merrill or its affiliates and their family members who purchase shares in accounts within the employee’s Merrill Household (as defined in the Merrill SLWD Supplement)
Shares purchased by eligible persons associated with the fund as defined in this prospectus (e.g., the fund’s officers or trustees)
Shares purchased from the proceeds of a mutual fund redemption in front-end load shares provided (1) the repurchase is in a mutual fund within the same fund family; (2) the repurchase occurs within 90 calendar days from the redemption trade date, and (3) the redemption and purchase occur in the same account (known as Rights of Reinstatement). Automated transactions (i.e., systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill’s account maintenance fees are not eligible for Rights of Reinstatement
Contingent Deferred Sales Charge (“CDSC”) Waivers on Front-end, Back-end, and Level Load Shares Available at Merrill
Shares sold due to the client’s death or disability (as defined by Internal Revenue Code Section 22I(3))
Shares sold pursuant to a systematic withdrawal program subject to Merrill’s maximum systematic withdrawal limits as described in the Merrill SLWD Supplement
Shares sold due to return of excess contributions from an IRA account
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the investor reaching the qualified age based on applicable IRS regulation
Front-end or level-load shares held in commission-based, non-taxable retirement brokerage accounts (e.g., traditional, Roth, rollover, SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans) that are transferred to fee-based accounts or platforms and exchanged for a lower cost share class of the same mutual fund
Front-end Load Discounts Available at Merrill: Breakpoints, Rights of Accumulation & Letters of Intent
Breakpoint discounts, as described in this prospectus, where the sales load is at or below the maximum sales load that Merrill permits to be assessed to a front-end load purchase, as described in the Merrill SLWD Supplement
Rights of Accumulation (ROA), as described in the Merrill SLWD Supplement, which entitle clients to breakpoint discounts based on the aggregated holdings of mutual fund family assets held in accounts in their Merrill Household
Letters of Intent (LOI), which allow for breakpoint discounts on eligible new purchases based on anticipated future eligible purchases within a fund family at Merrill, in accounts within your Merrill Household, as further described in the Merrill SLWD Supplement

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Gabelli Innovations Trust

Gabelli Media Mogul Fund

Gabelli Pet Parents’™ Fund

Gabelli Food of All Nations Fund

Gabelli RBI Fund

For More Information:

For more information about each Fund, the following documents will be available free upon request:

Annual/Semiannual Reports:

Each Fund’s semiannual and audited annual reports to shareholders will contain additional information on the Funds’ investments. In the Funds’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year.

Statement of Additional Information (SAI):

The SAI provides more detailed information about each Fund, including their operations and investment policies. It is incorporated by reference, and is legally considered a part of this prospectus.

You can obtain free copies of these documents and prospectuses of other funds in the

Gabelli Fund Complex, or request other information and discuss your questions about a Fund by mail, toll free telephone, or the Internet as follows:

Gabelli Innovations Trust

One Corporate Center

Rye, NY 10580-1422

Telephone: 800-GABELLI (800-422-3554)

www.gabelli.com

You can also review and/or copy a Fund’s prospectuses, annual/semiannual reports, and SAI at the Public Reference Room of the SEC in Washington, DC. You can obtain text-only copies:

●	Free from the Fund’s website at www.gabelli.com.

●	For a fee, by electronic request at publicinfo@sec.gov, by writing to the Public Reference Section of the SEC, Washington, DC 20549-1520, or by calling 202-551-8090.

●	Free from the EDGAR Database on the SEC’s website at www.sec.gov.

(Investment Company Act File No. 811-23395)

Gabelli Innovations Trust

Gabelli Media Mogul Fund

Gabelli Pet Parents’™ Fund

Gabelli Food of All Nations Fund

Gabelli RBI Fund

STATEMENT OF ADDITIONAL INFORMATION

January 26, 2024

This Statement of Additional Information (“SAI”), which is not a prospectus, describes:

FUND	TICKER SYMBOL
Gabelli Media Mogul Fund	MOGLX
(“Media Mogul Fund”)	MLGLX

Gabelli Pet Parents’™ Fund	PETZX
(“Pet Parents’ Fund”)	PETGX

Gabelli Food of All Nations Fund (“Food of All Nations Fund”)	FOANX

Gabelli RBI Fund (“RBI Fund”)	GRBIX

(each, a “Fund” and together, the “Funds”) which are series of the Gabelli Innovations Trust, a Delaware statutory trust (the “Company”). This SAI should be read in conjunction with the Prospectus for the shares of the Funds dated January 26, 2024. This SAI is incorporated by reference in its entirety into the Company’s Prospectus. Portions of the Company’s annual report to shareholders are incorporated by reference into this SAI. For a free copy of the Prospectus, please contact the Company at the address, telephone number, or Internet website printed below.

One Corporate Center

Rye, New York 10580-1422

Telephone: 800-GABELLI (800-422-3554)

www.gabelli.com

i

GENERAL INFORMATION

The Company is a registered investment company organized under the laws of the State of Delaware on November 29, 2018. The Gabelli Media Mogul Fund, Pet Parents’ Fund, Food of All Nations Fund and RBI Fund are each a series of the Company. Each Fund is classified as a non-diversified investment company. The Company’s principal office is located at One Corporate Center, Rye, New York 10580-1422. Each Fund is advised by Gabelli Funds, LLC (the “Adviser”).

INVESTMENT STRATEGIES AND RISKS

Each Fund’s prospectus discusses the investment objective of each Fund and the principal strategies to be employed to achieve these objectives. This SAI contains supplemental information concerning certain types of securities and other instruments in which the Funds may invest, additional strategies that the Funds may utilize in seeking to achieve its investment objective, and certain risks associated with such investments and strategies. Subject to the investment policies and restrictions contained in the prospectus and this SAI, the Funds may invest in any of the securities described herein, unless stated otherwise.

Equity Securities

Common stocks represent the residual ownership interest in the issuer and holders of common stock are entitled to the income and increase in the value of the assets and business of the issuer after all of its debt obligations and obligations to preferred stockholders are satisfied. Common stocks generally have voting rights. Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity.

Equity securities also include preferred stock (whether or not convertible into common stock) and debt securities convertible into or exchangeable for common or preferred stock. Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects.

As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similarly stated yield characteristics. Debt securities that are convertible into or exchangeable for preferred or common stock are liabilities of the issuer but are generally subordinated to more senior elements of the issuer’s balance sheet. Although such securities also generally reflect an element of conversion value, their market value also varies with interest rates and perceived credit risk. The market value of preferred stock will also generally reflect whether (and if so when) the issuer may force holders to sell their preferred shares back to the issuer and whether (and if so when) the holders may force the issuer to buy back their preferred shares. Generally speaking the right of the issuer to repurchase the preferred stock tends to reduce any premium that the preferred stock might otherwise trade at due to interest rate or credit factors, while the right of the holders to require the issuer to repurchase the preferred stock tend to reduce any discount that the preferred stock might otherwise trade at due to interest rate or credit factors.

The Adviser believes that opportunities for capital appreciation may be found in the preferred stock and convertible securities of companies. This is particularly true in the case of companies that have performed below expectations at the time the preferred stock or convertible security was issued. If the company’s performance has been poor enough, its preferred stock and convertible debt securities will trade more like its common stock than like a fixed income security and may result in above average appreciation once it becomes apparent that performance is improving. Even if the credit quality of the company is not in question, the market price of the convertible security will often reflect little or no element of conversion value if the price of its common stock has fallen substantially below the conversion price. This leads to the possibility of capital appreciation if the price of the common stock recovers. Many convertible securities are not investment grade, that is, they are not rated BBB or better by Standard & Poor’s Ratings Services (“S&P”), a division of S&P Global, Inc., or Baa or better by Moody’s Investors Service, Inc. (“Moody’s”) and not considered by the Adviser to be of similar quality. There is no minimum credit rating for these securities in which a Fund may invest. Preferred stocks and convertible securities have many of the same characteristics and risks as nonconvertible debt securities described below.

Nonconvertible Fixed Income Securities

Under normal market conditions, the Funds may invest in lower-quality nonconvertible fixed income securities. The category of fixed income securities which are not convertible or exchangeable for common stock includes preferred stocks, bonds, corporate notes, debentures, asset and mortgage backed securities, and money market instruments such as commercial paper and bankers acceptances. These investments involve interest rate risk and credit risk. When interest rates decline, the value of such securities generally rises. Conversely, when interest rates rise, the value of such securities generally declines; this risk is particularly pronounced given that certain interest rates are at or near historical lows. It is also possible that the issuer of a security will not be able to make interest and principal payments when due. There is also no minimum credit rating for these securities in which the Funds may invest. Accordingly, the Funds could invest in securities in default. The market values of lower-quality fixed income securities tend to be less sensitive to changes in prevailing interest rates than higher-quality securities but more sensitive to individual corporate developments than higher-quality securities. Such lower-quality securities also tend to be more sensitive to economic conditions than are higher-quality securities. Accordingly, these lower-quality securities are considered predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the higher-quality categories. Even securities rated Baa or BBB by Moody’s and S&P respectively, which ratings are considered investment grade, possess some speculative characteristics. There are risks involved in applying credit ratings as a method for evaluating high yield obligations in that credit ratings evaluate the safety of principal and interest payments, not market value risk. In addition, credit rating agencies may not change credit ratings on a timely basis to reflect changes in economic or company conditions that affect a security’s market value. A Fund will rely on its Adviser’s judgment, analysis, and experience in evaluating the creditworthiness of an issuer. In this evaluation, the Adviser will take into consideration, among other things, the issuer’s financial resources and ability to cover its interest and fixed charges, factors relating to the issuer’s industry and its sensitivity to economic conditions and trends, its operating history, the quality of the issuer’s management, and regulatory matters.

The risk of loss due to default by the issuer is significantly greater for the holders of lower-quality securities because such securities are generally unsecured and are often subordinated to other obligations of the issuer. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-quality securities may experience financial stress and may not have sufficient revenues to meet their interest payment obligations. An issuer’s ability to service its debt obligations may also be adversely affected by specific corporate developments, its inability to meet specific projected business forecasts, or the unavailability of additional financing.

Factors adversely affecting the market value of high yield and other securities will adversely affect a Fund’s net asset value per share (“NAV”). In addition, a Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings.

From time to time, proposals have been discussed regarding new legislation designed to limit the use of certain high yield debt securities by issuers in connection with leveraged buy-outs, mergers, and acquisitions, or to limit the deductibility of interest payments on such securities. Such proposals, if enacted into law, could reduce the market for such debt securities generally, could negatively affect the financial condition of issuers of high yield securities by removing or reducing a source of future financing, and could negatively affect the value of specific high yield issues and the high yield market in general. For example, under a provision of the Internal Revenue Code of 1986, as amended (the “Code”), a corporate issuer may be limited from deducting all of the original issue discount on high-yield discount obligations (i.e., certain types of debt securities issued at a significant discount to their face amount). The likelihood of passage of any additional legislation or the effect thereof is uncertain.

The secondary trading market for lower-quality fixed income securities is generally not as liquid as the secondary market for higher-quality securities and is very thin for some securities. The relative lack of an active secondary market may have an adverse impact on market price and a Fund’s ability to dispose of particular issues when necessary to meet its liquidity needs or in response to a specific economic event such as the deterioration in the creditworthiness of the issuer. The relative lack of an active secondary market for certain securities may also make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing its portfolio. Market quotations are generally available on many high yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During such times, the responsibility of the Company’s Board of Trustees (the “Board” and each member of the Board, a “Trustee”) to value the securities becomes more difficult and judgment plays a greater role in valuation because there is less reliable, objective data available.

Options

Each Fund may purchase put and call options. An option on a security (or index) is a contract that gives the holder of the option, in return for the payment of a “premium,” the right, but not the obligation, to buy from (in the case of a call option) or sell to (in the case of a put option) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price prior to the expiration date of the option. The purchase price of an option is called the “premium.” The writer of an option on a security has the obligation upon exercise of the option to: (1) deliver the underlying security upon payment of the exercise price (in the case of a call option), or (2) pay the exercise price upon delivery of the underlying security (in the case of a put option). The writer of an option on an index has the obligation upon exercise of the option to pay an amount equal to the cash value of the index minus the exercise price, multiplied by a specified multiplier for the index option. Unlike exchange traded options, which are standardized, the terms of over-the-counter (“OTC”) options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

The potential loss to an option buyer is limited to the amount of the premium plus transaction costs. This will be the case if the option is held and not exercised prior to its expiration date. Generally, an option writer sells options with the goal of obtaining the premium paid by the option buyer, but that person could also seek to profit from an anticipated rise or decline in option prices. If an option sold by an option writer expires without being exercised, the writer retains the full amount of the premium. The option writer, however, has unlimited economic risk because its potential loss, except to the extent offset by the premium received when the option was written, is equal to the amount the option is “in-the-money” at the expiration date. A call option is in-the-money if the value of the underlying position exceeds the exercise price of the option. A put option is in-the-money if the exercise price of the option exceeds the value of the underlying position. Generally, any profit realized by an option buyer represents a loss for the option writer.

If a trading market in particular options were to become unavailable, investors in those options (such as the Funds) would be unable to close out their positions until trading resumes, and they may be faced with substantial losses if the value of the underlying interest moves adversely during that time. Even if the market were to remain available, there may be times when option prices will not maintain their customary or anticipated relationships to the prices of the underlying interests and related interests. Lack of investor interest, changes in volatility, or other factors or conditions might adversely affect the liquidity, efficiency, continuity, or even the orderliness of the market for particular options.

Each Fund bears the risk that the Adviser will not accurately predict future market trends. If the Adviser attempts to use an option as a hedge against, or as a substitute for, a portfolio investment, a Fund will be exposed to the risk that the option will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the Fund. While hedging strategies involving options can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Many options, in particular OTC options, are complex and often valued based on subjective factors. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Fund.

Certain types of options that the Funds may purchase or sell may now be regulated as swaps by the Commodity Futures Trading Commission (“CFTC”), an agency of the U.S. government, or as security-based swaps by the Securities and Exchange Commission. The regulation of such options as swaps or security-based swaps is a recent development and there can be no assurance that the regulation of these types of instruments as swaps will not have an adverse effect on a Fund that utilizes these instruments.

Futures Contracts and Options on Futures Contracts

Each Fund may enter into futures contracts and options on futures contracts. A Fund will only enter into futures contracts and options on futures contracts that are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system. A Fund will not use futures or options on futures for speculative purposes.

A futures contract is an agreement between two parties to buy or sell at a specific time in the future a specific quantity of a commodity at a specific price. The commodity may consist of an asset, a reference rate, or an index. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying commodity. When entering into a futures contract, a Fund would be required to make a good faith margin deposit in cash or U.S. Government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract if it is not terminated prior to its specified delivery date. Brokers may establish deposit requirements which are higher than the exchange minimums. Initial margin deposits are typically calculated as a percentage of the contract’s market value.

An option on a futures contract (or futures option) conveys the right, but not the obligation, to purchase (in the case of a call option) or sell (in the case of a put option) a specific futures contract at a specific price (called the “exercise” or “strike” price) any time before the option expires. The seller of an option is called an option writer. The purchase price of an option is called the premium. The potential loss to an option buyer is limited to the amount of the premium plus transaction costs. This will be the case, for example, if the option is held and not exercised prior to its expiration date. Generally, an option writer sells options with the goal of obtaining the premium paid by the option buyer. If an option sold by an option writer expires without being exercised, the writer retains the full amount of the premium. The option writer, however, has unlimited economic risk because its potential loss, except to the extent offset by the premium received when the option was written, is equal to the amount the option is “in-the-money” at the expiration date. A call option is in-the-money if the value of the underlying futures contract exceeds the exercise price of the option. A put option is in-the-money if the exercise price of the option exceeds the value of the underlying futures contract. Generally, any profit realized by an option buyer represents a loss for the option writer.

Each Fund may engage in futures contracts and options on futures contracts only to the extent permitted by the CFTC and the SEC. An option to buy a futures contract is “in-the-money” if the then-current purchase price of the underlying futures contract exceeds the exercise or strike price; an option to sell a futures contract is “in-the-money” if the exercise or strike price exceeds the then-current purchase price of the contract that is the subject of the option.

The risk of loss in trading futures contracts and in writing futures options can be substantial, because of the low margin deposits required, the extremely high degree of leverage involved in futures and options pricing, and the potential high volatility of the futures markets. As a result, a relatively small price movement in a futures position may result in immediate and substantial loss (or gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account was then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract, and the writing of a futures option, may result in losses in excess of the amount invested in the position. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements (and segregation requirements, if applicable) at a time when it may be disadvantageous to do so. In addition, on the settlement date, a Fund may be required to make delivery of the instruments underlying the futures positions it holds.

A Fund could suffer losses if it is unable to close out a futures contract or a futures option because of an illiquid secondary market. Futures contracts and futures options may be closed out only on an exchange which provides a secondary market for such products. However, there can be no assurance that a liquid secondary market will exist for any particular futures product at any specific time. Thus, it may not be possible to close a futures or option position. Moreover, most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. The inability to close futures and options positions also could have an adverse impact on the ability to hedge a portfolio investment or to establish a substitute for a portfolio investment.

A Fund bears the risk that the Adviser will incorrectly predict future market trends. If the Adviser attempts to use a futures contract or a futures option as a hedge against, or as a substitute for, a portfolio investment, the Fund will be exposed to the risk that the futures position will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the Fund. While hedging strategies involving futures products can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments.

A Fund could lose margin payments it has deposited with its futures broker, if, for example, the broker breaches its agreement with the Fund or becomes insolvent or goes into bankruptcy. In that event, a Fund may be entitled to the return of margin owed to it only in proportion to the amount received by the broker’s other customers, potentially resulting in losses to the Fund.

Currency Transactions

A Fund may enter into various currency transactions, including forward foreign currency contracts, currency swaps, foreign currency or currency index futures contracts and put and call options on such contracts or on currencies. A forward foreign currency contract involves an obligation to purchase or sell a specific currency for a set price at a future date. A currency swap is an arrangement whereby each party exchanges one currency for another on a particular date and agrees to reverse the exchange on a later date at a specific exchange rate. Forward currency contracts and currency swaps generally are established in the interbank market directly between currency traders (usually large commercial banks or other financial institutions) on behalf of their customers. Currency swaps and certain types of forward currency contracts now are regulated as swaps by the CFTC and, although they may still be established in the interbank market by currency traders on behalf of their customers, such instruments now must be executed in accordance with applicable federal regulations. The regulation of such currency swaps and forward currency contracts as swaps is a recent development and there can be no assurance that the additional regulation of these types of options will not have an adverse effect on a Fund that utilizes these instruments. Futures contracts are similar to forward contracts except that they are traded on an organized exchange and the obligations thereunder may be offset by taking an equal but opposite position to the original contract, with profit or loss determined by the relative prices between the opening and offsetting positions.

A Fund expects to enter into these currency transactions in primarily the following circumstances: to “lock in” the U.S. dollar equivalent price of a security the Fund is contemplating to buy or sell that is denominated in a non-U.S. currency; or to protect against a decline in the U.S. dollar versus the currency of a particular country to which the Fund’s portfolio has exposure. A Fund anticipates seeking to achieve the same economic result by utilizing from time to time for such hedging a currency different from the one of the given portfolio security as long as, in the view of the Adviser, such currency is essentially correlated to the currency of the relevant portfolio security based on historic and expected exchange rate patterns.

Other Swap and Derivative Transactions

A Fund may enter into total rate of return, credit default, or other types of swaps and related derivatives for the purpose of hedging and risk management. These transactions generally provide for the transfer from one counterparty to another of certain risks inherent in the ownership of a financial asset such as a common stock or debt instrument. Such risks include, among other things, the risk of default and insolvency of the obligor of such asset, the risk that the credit of the obligor or the underlying collateral will decline or the risk that the common stock of the underlying issuer will decline in value. The transfer of risk pursuant to a derivative of this type may be complete or partial, and may be for the life of the related asset or for a shorter period. These derivatives may be used as a risk management tool for a pool of financial assets, providing a Fund with the opportunity to gain or reduce exposure to one or more reference securities or other financial assets (each, a “Reference Asset”) without actually owning or selling such assets in order, for example, to increase or reduce a concentration risk or to diversify a portfolio. Conversely, these derivatives may be used by a Fund to reduce exposure to an owned asset without selling it.

Because a Fund would not own the Reference Assets, the Fund may not have any voting rights with respect to the Reference Assets, and in such cases all decisions related to the obligors or issuers of the Reference Assets, including whether to exercise certain remedies, will be controlled by the swap counterparties.

Total rate of return swaps and similar derivatives are subject to many risks, including the possibility that the market will move in a manner or direction that would have resulted in gain for a Fund had the swap or other derivative not been utilized (in which case it would have been better had a Fund not engaged in the interest rate.

Total rate of return swaps and related derivatives present certain legal, tax, and market uncertainties. There is currently little or no case law or litigation characterizing total rate of return swaps or related derivatives, interpreting their provisions, or characterizing their tax treatment.

Regulation of Certain Options, Currency Transactions and Other Derivative Transactions as Swaps or Security-Based Swaps

Title VII of the Dodd-Frank Act, the “Derivatives Title,” includes provisions that comprehensively regulate the over-the-counter (i.e., not exchange- traded) derivatives markets for the first time. This regulation requires that certain of the options, currency transactions and other derivative transactions entered into by the Funds are regulated as swaps by the CFTC or regulated as security-based swaps by the SEC (collectively, “swaps”).

The SEC, other U.S. regulators, and to a lesser extent the CFTC (the “Regulators”) still are in the process of adopting regulations to implement the Derivatives Title, though certain aspects of the new regulatory structure are substantially complete. Until the Regulators complete their rulemaking efforts, the full extent to which the Derivatives Title and the rules adopted thereunder will impact the Funds is unclear. It is possible that the continued development of this new regulatory structure for swaps may jeopardize certain trades and/or trading strategies that may be employed by the Adviser, or at least make them more costly.

Current regulations require the mandatory central clearing and mandatory exchange trading of particular types of interest rate swaps and index credit default swaps (together, “Covered Swaps”). Together, these regulatory requirements change a Fund’s trading of Covered Swaps. With respect to mandatory central clearing, a Fund is now required to clear its Covered Swaps through a clearing broker, which requires, among other things, posting initial margin and variation margin to the Fund’s clearing broker in order to enter into and maintain positions in Covered Swaps. With respect to mandatory exchange trading, the Adviser may be required to become a participant of a new type of execution platform called a swap execution facility (“SEF”) or may be required to access the SEF through an intermediary (such as an executing broker) in order to be able to trade Covered Swaps for a Fund. In either scenario, the Adviser and/or a Fund may incur additional legal and compliance costs and transaction fees. Just as with the other regulatory changes imposed as a result of the implementation of the Derivatives Title, the increased costs and fees associated with trading Covered Swaps may jeopardize certain trades and/or trading strategies that may be employed by the Adviser, or at least make them more costly.

With respect to non-cleared OTC derivatives, swap dealers are now required to post and collect collateral on a daily basis to secure mark-to-market obligations (“variation margin”) in the form of cash and other liquid securities (subject to minimum haircuts) when trading OTC derivatives with a Fund. Shares of investment companies (other than certain money market funds) may not be posted as collateral under these regulations. Requirements for posting of initial margin in connection with OTC derivatives will be phased-in through at least 2021. These requirements will increase the amount of collateral a Fund is required to provide and the costs associated with providing it if a Fund becomes subject to these requirements.

The cumulative effects of the Dodd-Frank Act on swap and security-based swap transactions and on participants in the derivatives market remain uncertain.

Limitations on the Purchase and Sale of Futures Contracts, Certain Options, and Swaps

Subject to the guidelines of the Board, the Funds may engage in “commodity interest” transactions (generally, transactions in futures, certain options, certain currency transactions, and certain types of swaps) only for bona fide hedging, yield enhancement and risk management purposes, in each case in accordance with the rules and regulations of the CFTC. The Funds rely upon an exclusion from the definition of “commodity pool operator” to avoid registration with the CFTC, and this exclusion imposes certain trading restrictions on the Funds. These trading restrictions permit each Fund to engage in commodity interest transactions that include (i) “bona fide hedging” transactions, as that term is defined and interpreted by the CFTC and its staff, without regard to the percentage of a Fund’s assets committed to margin and option premiums and (ii) non-bona fide hedging transactions, provided that a Fund not enter into such non-bona fide hedging transactions if, immediately thereafter, either (a) the sum of the amount of initial margin deposits on a Fund’s existing futures or swaps positions and option or swaption premiums would exceed 5% of the market value of the Fund’s liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions, or (b) the aggregate net notional value of a Fund’s commodity interest transactions would not exceed 100% of the market value of the Fund’s liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions. In addition to meeting one of the foregoing trading limitations, the Funds may not market themselves as a commodity pool or otherwise as a vehicle for trading in the futures, options or swaps markets.

Investments in Warrants and Rights

A Fund may invest in warrants or rights (other than those acquired in units or attached to other securities) that entitle the holder to buy equity securities at a specific price for or at the end of a specific period of time. A Fund will do so only if the underlying equity securities are deemed appropriate by the Adviser for inclusion in the Fund’s portfolio.

Investing in rights and warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and thus can be a riskier investment. The value of a right or warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the issuer whose equity underlies the warrant, a change in the perception as to the future price of the underlying security, or any combination thereof. Rights and warrants generally pay no dividends and confer no voting or other rights other than the right to purchase the underlying security.

When Issued, Delayed Delivery Securities, and Forward Commitments

A Fund may enter into forward commitments for the purchase or sale of securities, including on a “when issued” or “delayed delivery” basis. In such transactions, instruments are bought with payment and delivery taking place in the future in order to secure what is considered to be an advantageous yield or price at the time of the transaction. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization, or debt restructuring, i.e., a when, as, and if issued security. When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment. While a Fund will only enter into a forward commitment with the intention of actually acquiring the security, a Fund may sell the security before the settlement date if it is deemed advisable.

Securities purchased under a forward commitment are subject to market fluctuation, and no interest (or dividends) accrues to a Fund prior to the settlement date. When a Fund engages in when issued, delayed delivery, or forward commitment transactions, it relies on the other party to consummate the trade. Failure of the other party to do so may result in a Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

Short Sales

A Fund may make short sales of securities. A short sale is a transaction in which a Fund sells a security it does not own in anticipation that the market price of that security will decline. A Fund expects to make short sales both to obtain capital gains from anticipated declines in securities and as a form of hedging to offset potential declines in long positions in the same or similar securities. The short sale of a security is considered a speculative investment technique.

When a Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale in order to satisfy its obligation to deliver the security upon conclusion of the sale. A Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

A Fund’s obligation to replace the borrowed security will be secured by collateral, usually cash, U.S. government securities, or other highly liquid securities. A Fund will also be required to deposit similar collateral with its custodian to the extent, if any, necessary so that the value of both collateral deposits in the aggregate is at all times equal to 100% of the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which it borrowed the security regarding payment over of any payments received by a Fund on such security, the Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer.

If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, that Fund will incur a loss; conversely, if the price declines, that Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although a Fund’s gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited. Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss. There is the risk that the securities borrowed by a Fund in connection with a short-sale must be returned to the securities lender on short notice. If a request for return of borrowed securities occurs at a time when other short-sellers of the security are receiving similar requests, a “short squeeze” can occur, and a Fund may be compelled to replace borrowed securities previously sold short with purchases on the open market at the most disadvantageous time, possibly at prices significantly in excess of the proceeds received at the time the securities were originally sold short.

A Fund may also make short sales “against the box” without respect to such limitations. In this type of short sale, at the time of the sale, the Fund owns or has the immediate and unconditional right to acquire at no additional cost the identical security.

Repurchase Agreements

A Fund may enter into repurchase agreements with banks and non-bank dealers of U.S. government securities which are listed as reporting dealers of the Federal Reserve Bank and which furnish collateral at least equal in value or market price to the amount of their repurchase obligation. In a repurchase agreement, a Fund purchases a debt security from a seller which undertakes to repurchase the security at a specified resale price on an agreed future date. The resale price generally exceeds the purchase price by an amount which reflects an agreed-upon market interest rate for the term of the repurchase agreement.

The primary risk of entering into repurchase agreements is that if the seller defaults, the proceeds from the disposition of underlying securities and other collateral for the seller’s obligation would be less than the repurchase price. If the seller becomes bankrupt, a Fund might be delayed in selling the collateral. Under the Investment Company Act of 1940, as amended (the “1940 Act”), repurchase agreements are considered loans. Repurchase agreements usually are for short periods, such as one week or less, but could be longer. In addition, a Fund will not enter into repurchase agreements of a duration of more than seven days if, taken together with restricted securities and other securities for which there are no readily available quotations, more than 15% of its total assets would be so invested.

Loans of Portfolio Securities

To increase income, a Fund may lend its portfolio securities to securities broker-dealers or financial institutions if (1) the loan is collateralized in accordance with applicable regulatory requirements including collateralization continuously at no less than 100% by marking to market daily, (2) the loan is subject to termination by that Fund at any time, (3) the Fund receives reasonable interest or fee payments on the loan, (4) the Fund is able to exercise all voting rights with respect to the loaned securities and (5) the loan will not cause the value of all loaned securities to exceed 33⅓% of the value of the Fund’s assets.

If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates and a Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over the value of the collateral. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in collateral should the borrower of the securities fail financially.

Borrowing

The Funds may not borrow money except for (1) short term credits from banks as may be necessary for the clearance of portfolio transactions and (2) borrowings from banks for temporary or emergency purposes, including the meeting of redemption requests, would otherwise require the untimely disposition of their portfolio securities. The Funds may mortgage, pledge, or hypothecate assets to secure such borrowings.

Borrowing may exaggerate the effect on net asset value per share of any increase or decrease in the market value of securities purchased with borrowed funds. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of securities purchased.

Temporary Defensive Investments

For temporary defensive purposes, a Fund may invest up to 100% of its assets in nonconvertible fixed income securities or high quality money market instruments.

When a temporary defensive posture is believed by the Adviser to be warranted (“temporary defensive periods”), a Fund may without limitation hold cash or invest all or a portion of its assets in money market instruments and repurchase agreements in respect of those instruments. The money market instruments in which a Fund may invest are obligations of the U.S. government, its agencies or instrumentalities; commercial paper rated “A-1” or higher by S&P or “Prime-1” by Moody’s; and certificates of deposit and bankers’ acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation. During temporary defensive periods, a Fund may also invest to the extent permitted by applicable law in shares of money market mutual funds. Money market mutual funds are investment companies and the investments in those companies by a Fund are in some cases subject to certain fundamental investment restrictions and applicable law. As a shareholder in a mutual fund, a Fund will bear its ratable share of its expenses, including management fees, and will remain subject to payment of the fees to the Adviser, with respect to assets so invested. A Fund may find it more difficult to achieve its investment objective during temporary defensive periods.

Economic Events and Market Risk

Periods of market volatility remain, and may continue to occur in the future, in response to various political, social and economic events both within and outside of the United States. These conditions have resulted in, and in many cases continue to result in, greater price volatility, less liquidity, widening credit spreads and a lack of price transparency, with many securities remaining illiquid and of uncertain value. Such market conditions may adversely affect a Fund, including by making valuation of some of a Fund’s securities uncertain and/or result in sudden and significant valuation increases or declines in a Fund’s holdings. In addition, local, regional or global events such as war, including Russia’s invasion of Ukraine, the Hamas terrorist attacks, spread of infectious diseases or other public health issues (such as the global pandemic caused by the COVID-19 virus), recessions, rising inflation, or other events could have a significant negative impact on the Funds and their investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others.

Risks resulting from any future debt or other economic crisis could also have a detrimental impact on the global economy, the financial condition of financial institutions and our business, financial condition and results of operation. Market and economic disruptions have affected, and may in the future affect, consumer confidence levels and spending, personal bankruptcy rates, levels of incurrence and default on consumer debt and home prices, among other factors. To the extent uncertainty regarding the U.S. or global economy negatively impacts consumer confidence and consumer credit factors, our business, financial condition and results of operations could be significantly and adversely affected. Downgrades to the credit ratings of major banks could result in increased borrowing costs for such banks and negatively affect the broader economy. Moreover, Federal Reserve policy, including with respect to certain interest rates and the decision to end its quantitative easing policy, may also adversely affect the value, volatility and liquidity of dividend- and interest-paying securities. Market volatility, tariffs, rising interest rates and/or a return to unfavorable economic conditions could impair a Fund’s ability to achieve its investment objective.

Israel-Hamas Conflict Risk

In October 2023, Hamas terrorists infiltrated Israel’s southern border from the Gaza Strip and conducted a series of attacks on civilian and military targets. Hamas also launched extensive rocket attacks on the Israeli population and industrial centers located along Israel’s border with the Gaza Strip and in other areas within the State of Israel. Following the attack, Israel’s security cabinet declared war against Hamas, and a military campaign was initiated. These events may result in significant market disruptions and may adversely affect regional and global economies. Furthermore, the conflict between Israel and Hamas and the involvement of the United States and other countries could present material uncertainty and risk with respect to the Funds and the performance of the Funds’ investments or operations, and the Funds’ ability to achieve their investment objectives. To the extent that third parties, investors, or related customer bases have material operations or assets in Israel or Palestine, they may have adverse consequences related to the ongoing conflict. The extent and duration of the military action and any market disruptions are impossible to predict, but could be substantial.

Regulation and Government Intervention Risk

Global economies and financial markets are increasingly interconnected, which increases the possibility that conditions in one country or region may adversely affect companies in a different country or region. The global financial crisis has led governments and regulators around the world to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that experienced extreme volatility, and in some cases a lack of liquidity. Governments, their regulatory agencies, or self-regulatory organizations may take actions that impact the regulation of the issuers in which a Fund invests. Legislation or regulation may also change the way in which each Fund itself is regulated. Such legislation or regulation could limit or preclude a Fund’s ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of a Fund’s portfolio holdings. Furthermore, volatile financial markets can expose a Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund.

The SEC and its staff have been engaged in various initiatives and reviews that seek to improve and modernize the regulatory structure governing investment companies. These efforts have been focused on risk identification and controls in various areas, including imbedded leverage through the use of derivatives and other trading practices, cyber-security, liquidity, enhanced regulatory and public reporting requirements and the evaluation of systemic risks. Any new rules, guidance or regulatory initiatives resulting from these efforts could increase the Fund’s expenses and impact its returns to stockholders or, in the extreme case, impact or limit its use of various portfolio management strategies or techniques and adversely impact the Fund.

In particular, the U.S. government has proposed and adopted multiple regulations that could have a long-lasting impact on the Funds and on the mutual fund industry in general. The SEC’s final rules and amendments that modernize reporting and disclosure and required the implementation of a liquidity risk management program, along with other potential upcoming regulations, could, among other things, restrict the Funds’ ability to engage in transactions, impact flows into the Funds, and/or increase overall expenses of the Funds.

The SEC recently adopted Rule 18f-4 under the 1940 Act, which, effective August 18, 2022, regulates the use of derivatives, short sales, reverse repurchase agreements and certain other transactions for certain funds registered under the 1940 Act. Among other things, Rule 18f-4 requires funds that invest in derivative instruments beyond a specified limited amount to apply a value-at-risk (“VaR”) based limit to their use of certain derivative instruments and financing transactions and to adopt and implement a derivatives risk management program. Consequently, unless a fund qualifies as a “limited derivatives user” as defined in Rule 18f-4, the fund has established a comprehensive derivatives risk management program to comply with a VaR based leverage limit, appointed a derivatives risk manager and will provide additional disclosure both publicly and to the SEC regarding its derivatives positions. If a fund qualifies as a limited derivatives user, Rule 18f-4 requires the fund to have policies and procedures to manage its aggregate derivatives risk, which may require the fund to alter, perhaps materially, its use of derivatives, short sales, and reverse repurchase agreements and similar financing transactions as part of its investment strategies. In connection with the adoption of Rule 18f-4, the SEC also eliminated the asset segregate framework for covering derivatives and certain financial instruments arising from SEC and staff guidance.

In response to the current economic environment, the Biden administration may call for an increased popular, political and judicial focus on finance related consumer protection. Financial institution practices are also subject to greater scrutiny and criticism generally. In the case of transactions between financial institutions and the general public, there may be a greater tendency toward strict interpretation of terms and legal rights in favor of the consuming public, particularly where there is a real or perceived disparity in risk allocation and/or where consumers are perceived as not having had an opportunity to exercise informed consent to the transaction. In the event of conflicting interests between retail investors holding shares of an open-end investment company such as the Funds and a large financial institution, a court may similarly seek to strictly interpret terms and legal rights in favor of retail investors.

Changes in federal policy, including tax policies, and at regulatory agencies occur over time through policy and personnel changes following elections, which lead to changes involving the level of oversight and focus on the financial services industry or the tax rates paid by corporate entities. Moreover, Federal Reserve policy, including with respect to certain interest rates and the decision to end its quantitative easing policy, along with the general policies of the current Presidential administration, may also adversely affect the value, volatility and liquidity of dividend- and interest-paying securities. The nature, timing and economic and political effects of potential changes to the current legal and regulatory framework affecting markets remain highly uncertain. Uncertainty surrounding future changes may adversely affect the Funds’ operating environment and therefore its investment performance.

In addition, certain of the Funds’ investments may provide exposure to coupon rates that are based on the London Interbank Offered Rate (“LIBOR”), the Secured Overnight Financing Rate (“SOFR”), Euro Interbank Offered Rate and other similar types of reference rates (each, a “Reference Rate”). These Reference Rates are generally intended to represent the rate at which contributing banks may obtain short-term borrowings within certain financial markets. Most maturities and currencies of LIBOR were phased out at the end of 2021, with the remaining ones phased out on June 30, 2023. These events and any additional regulatory or market changes may have an adverse impact on the Funds or their investments, including increased volatility or illiquidity in markets for instruments that rely on LIBOR. There remains uncertainty regarding the impact of the transition from LIBOR or the Funds and the financial markets generally. SOFR has been selected by a committee established by the Board of Governors of the Federal Reserve System and the Federal Reserve Bank of New York to replace LIBOR as a Reference Rate in the United States and U.S. law requires that contracts without a practicable LIBOR alternative default to SOFR plus a set spread beginning in mid-2023. SOFR is a secured, nearly risk-free rate, while LIBOR is an unsecured rate that includes an element of bank credit risk. In addition, SOFR is strictly an overnight rate, while LIBOR historically has been published for various maturities, ranging from overnight to one year. Thus, LIBOR may be expected to be higher than SOFR, and the spread between the two is likely to widen in times of market stress. Certain existing contracts provide for a spread adjustment when transitioning to SOFR from LIBOR, but there is no assurance that it will provide adequate compensation.

Other countries have undertaken similar initiatives to identify replacement Reference Rates for LIBOR in their respective markets. However, there are obstacles to converting certain existing investments and transactions to a new Reference Rate, as well as risks associated with using a new Reference Rate with respect to new investments and transactions. There remains uncertainty regarding the impact of the transition from LIBOR on the Funds and the financial markets generally, and the termination of certain Reference Rates presents risk to the Funds. The transition process, or the failure of an industry to transition, could lead to increased volatility and illiquidity in markets for instruments that currently rely on LIBOR to determine interest rates and a reduction in the values of some LIBOR-based investments. Further, U.S. issuers are currently not obligated to include any particular fallback language in transaction documents for new issuances of LIBOR-linked securities. In addition, the alternative reference or benchmark rate may be an ineffective substitute, potentially resulting in prolonged adverse market conditions for the Funds. The elimination of a Reference Rate or any other changes or reforms to the determination or supervision of Reference Rates could have an adverse impact on the market for or value of any securities or payments linked to those Reference Rates and other financial obligations held by the Funds or on its overall financial conditions or results of operations. Any substitute Reference Rate and any pricing adjustments imposed by a regulator or by counterparties or otherwise may adversely affect each Fund’s performance and/or NAV. At this time, it is not possible to completely identify or predict the effect of any such changes, any establishment of alternative Reference Rates or any other reforms to Reference Rates that may be enacted in the UK or elsewhere.

The outbreak of COVID-19 has negatively affected economies, markets and individual companies in the United States and throughout the world. The effects of the COVID-19 pandemic, or other future pandemics or epidemics, to public health and business and market conditions may have a significant negative impact on the performance of the Funds’ investments, increase the Funds’ volatility, exacerbate pre-existing political, social and economic risks to the Funds, and negatively impact broad segments of businesses and populations. The Funds’ operations may be interrupted as a result, which may contribute to the negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which the Funds invest, or the issuers of such instruments, in ways that could have a significant negative impact on the Funds’ investment performance. The full impact of the COVID-19 pandemic, or other future epidemics or pandemics, is currently unknown and cannot be predicted.

Each Fund may be affected by governmental action in ways that are not foreseeable, and there is a possibility that such actions could have a significant adverse effect on each Fund and its ability to achieve its investment objectives.

Special Risks Related to Cybersecurity

The Funds and their service providers are susceptible to cybersecurity risks that include, among other things, theft, unauthorized monitoring, release, misuse, loss, destruction or corruption of confidential and highly restricted data; denial of service attacks; unauthorized access to relevant systems, compromises to networks or devices that the Funds and their service providers use to service the Funds’ operations; or operational disruption or failures in the physical infrastructure or operating systems that support the Funds and their service providers. Cyberattacks against or security breakdowns of the Funds or their service providers may adversely impact the Funds and their shareholders, potentially resulting in, among other things, financial losses; the inability of Fund shareholders to transact business and the Funds to process transactions; inability to calculate each Fund’s NAV; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs; and/or additional compliance costs. The Funds may incur additional costs for cybersecurity risk management and remediation purposes. In addition, cybersecurity risks may also impact issuers of securities in which the Funds invest, which may cause the Funds’ investment in such issuers to lose value. There can be no assurance that the Funds or their service providers will not suffer losses relating to cyberattacks or other information security breaches in the future.

Portfolio Turnover

The investment policies of a Fund may lead to frequent changes in investments, particularly in periods of rapidly fluctuating interest or currency exchange rates. The portfolio turnover may be higher than that of other investment companies. Portfolio turnover generally involves some expense to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. The portfolio turnover rate is computed by dividing the lesser of the amount of the securities purchased or securities sold by the average monthly value of securities owned during the year (excluding securities whose maturities at acquisition were one year or less). Portfolio turnover may vary from year to year.

The following table shows the Funds’ portfolio turnover rates for the fiscal years ended September 30, 2023. No portfolio turnover information is included here for the Food of All Nations Fund and RBI Fund because they have not yet commenced operations.

Portfolio Turnover Rates

2023
Media Mogul Fund	25%
Pet Parents’ Fund	26%

Convertible Securities

A Fund may invest in convertible securities. In evaluating a convertible security, the Adviser places primary emphasis on the attractiveness of the underlying common stock and the potential for capital appreciation through conversion. A Fund will normally purchase only investment grade, convertible debt securities having a rating of, or equivalent to, at least an S&P rating of “BBB” (which securities may have speculative characteristics) or, if unrated, judged by the Adviser to be of comparable quality. A Fund may also invest in more speculative convertible debt securities, provided such securities have a rating of, or equivalent to, at least an S&P rating of “B”.

A convertible security entitles the holder to exchange the security for a fixed number of shares of common stock or other equity security, usually of the same company, at fixed prices within a specified period of time. A convertible security entitles the holder to receive the fixed income of a bond or the dividend preference of a preferred stock until the holder elects to exercise the conversion privilege.

To the degree that the price of a convertible security rises above its investment value because of a rise in price of the underlying common stock, it is influenced more by price fluctuations of the underlying common stock and less by its investment value. The price of a convertible security that is supported principally by its conversion value will rise along with any increase in the price of the common stock, and the price generally will decline along with any decline in the price of the common stock except that the convertible security will receive additional support as its price approaches investment value. A convertible security purchased or held at a time when its price is influenced by its conversion value will produce a lower yield than nonconvertible senior securities with comparable investment values. Convertible securities may be purchased by a Fund at varying price levels above their investment values and/or their conversion values in keeping with that Fund’s investment objective.

Many convertible securities in which a Fund will invest have call provisions entitling the issuer to redeem the security at a specified time and at a specified price. This is one of the features of a convertible security that affects valuation. Calls may vary from absolute calls to provisional calls. Convertible securities with superior call protection usually trade at a higher premium. If long term interest rates decline, the interest rates of new convertible securities will also decline. Therefore, in a falling interest rate environment companies may be expected to call convertible securities with high coupons and a Fund would have to invest the proceeds from such called issues in securities with lower coupons. Thus, convertible securities with superior call protection will permit a Fund to maintain a higher yield than issues without call protection. Convertible securities may include corporate notes or preferred stock, but are ordinarily a long term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, increases as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuer’s capital structure and are consequently of higher quality and entail less risk than the issuer’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

In selecting convertible securities for a Fund, the Adviser relies primarily on its own evaluation of the issuer and the potential for capital appreciation through conversion. It does not rely on the rating of the security or sell the security because of a change in rating absent a change in its own evaluation of the underlying common stock and the ability of the issuer to pay principal and interest or dividends when due without disrupting its business goals. Interest or dividend yield is a factor only to the extent it is reasonably consistent with prevailing rates for securities of similar quality and thereby provides a support level for the market price of the security. A Fund will purchase the convertible securities of highly leveraged issuers only when, in the judgment of the Adviser, the risk of default is outweighed by the potential for capital appreciation.

The issuers of debt obligations having speculative characteristics may experience difficulty in paying principal and interest when due in the event of a downturn in the economy or unanticipated corporate developments. The market prices of such securities may become increasingly volatile in periods of economic uncertainty. Moreover, adverse publicity or the perceptions of investors over which the Adviser has no control, whether or not based on fundamental analysis, may decrease the market price and liquidity of such investments. Although the Adviser will attempt to avoid exposing a Fund to such risks, there is no assurance that it will be successful or that a liquid secondary market will continue to be available for the disposition of such securities.

Corporate Debt Obligations

A Fund may invest its assets in corporate debt obligations having a rating lower than a S&P rating of “BBB,” a Moody’s rating of “Baa” or, if unrated, judged by the Adviser to be of comparable quality (often referred to as “junk bonds”). Corporate debt obligations include securities such as bonds, debentures, notes, or other similar securities issued by corporations.

A Fund believes that investing in corporate debt obligations is consistent with the Fund’s investment objective of seeking capital appreciation. For example, an issuer’s ability to repay principal and interest when due may be underestimated by the market; as a result, that issuer may be required to pay a higher interest rate or its debt securities may be selling at a lower market price than issuers of similar strength. When the market recognizes their inherent value, a Fund anticipates that the price of such securities will appreciate. In the case of convertible debt securities, the market’s recognition of a company’s real value and, in turn, the market value of its convertible securities, may not occur until some anticipated development or other catalyst emerges to cause an increase in the market value of the company’s common stock. In the case of any corporate debt obligation under evaluation by the Adviser for purchase by a Fund, the receipt of income is an incidental consideration.

The ratings of Moody’s and S&P generally represent the opinions of those organizations as to the quality of the securities that they rate. Such ratings, however, are relative and subjective, are not absolute standards of quality, and do not evaluate the market risk of the securities. Although the Adviser uses these ratings as a criterion for the selection of securities for a Fund, the Adviser also relies on its independent analysis to evaluate potential investments for the Fund. See Appendix A - “Description of Corporate Debt Ratings.”

Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its ratings may be reduced below the minimum required for purchase by the Fund. In addition, it is possible that Moody’s and S&P might not timely change their ratings of a particular issue to reflect subsequent events. None of these events will require the sale of the securities by a Fund, although the Adviser will consider these events in determining whether the Fund should continue to hold the securities. To the extent that the ratings given by Moody’s or S&P for securities may change as a result of changes in the ratings systems or due to a corporate reorganization of Moody’s and/or S&P, a Fund will attempt to use comparable ratings as standards for its investments in accordance with the investment objective and policies of that Fund.

Low-rated and comparable unrated securities (a) will likely have some quality and protective characteristics that, in the judgment of the rating organization, are outweighed by large uncertainties or major risk exposures to adverse conditions and (b) are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation.

While the market values of low-rated and comparable unrated securities tend to react less to fluctuations in interest rate levels than the market values of higher-rated securities, the market values of certain low-rated and comparable unrated securities also tend to be more volatile and sensitive to individual corporate developments and changes in economic conditions than higher rated securities. In addition, low-rated securities and comparable unrated securities generally present a higher degree of credit risk. Issuers of low-rated and comparable unrated securities are often highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater because low-rated and comparable unrated securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. A Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. The existence of limited markets for low-rated and comparable unrated securities may diminish a Fund’s ability to obtain accurate market quotations for purposes of valuing such securities and calculating its NAV. Moreover, because not all dealers maintain markets in all low-rated and comparable unrated securities, there is no established retail secondary market for many of these securities and a Fund does not anticipate that those securities could be sold other than to institutional investors.

Fixed income securities, including low-rated securities and comparable unrated securities, frequently have call or buy-back features that permit their issuers to call or repurchase the securities from their holders, such as a Fund. If an issuer exercises these rights during periods of declining interest rates, a Fund may have to replace the security with a lower-yielding security, thus resulting in a decreased return to that Fund.

Investment in Small, Unseasoned Companies, and Other Illiquid Securities

A Fund may invest in small, less well-known companies (including predecessors) which have operated for less than three years. The securities of small, unseasoned companies may have a limited trading market, which may adversely affect their disposition and can result in their being priced lower than might otherwise be the case. If other investment companies and investors who invest in such issuers trade the same securities when a Fund attempts to dispose of its holdings, the Fund may receive lower prices than might otherwise be obtained. These companies may have limited product lines, markets, or financial resources and may lack management depth. In addition, these companies are typically subject to a greater degree of changes in earnings and business prospects than larger, more established companies. Although investing in securities of these companies offers potential for above-average returns if the companies are successful, the risk exists that the companies will not succeed and the prices of the companies’ shares could significantly decline in value.

A Fund will not invest, in the aggregate, more than 15% of its net assets in illiquid securities. These securities include securities which are restricted from public sale, securities for which market quotations are not readily available, and repurchase agreements maturing or terminable in more than seven days. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in OTC markets. Securities freely saleable among qualified institutional investors pursuant to Rule 144A under the Securities Act of 1933, as amended, and as adopted by the SEC, may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly, the Board will monitor their liquidity. The Board will review pertinent factors such as trading activity, reliability of price information and trading patterns of comparable securities in determining whether to treat any such security as liquid for purposes of the foregoing liquidity test. To the extent the Board treats such securities as liquid, temporary impairments to trading patterns of such securities may adversely affect a Fund’s liquidity.

Foreign Securities

A Fund may invest directly in foreign equity securities, including in emerging markets, and in securities represented by Global Depository Receipts (“GDRs”), European Depositary Receipts (“EDRs”), or American Depositary Receipts (“ADRs”). ADRs are dollar denominated receipts generally issued by domestic banks, which evidence ownership interests in a security or pool of securities issued by a foreign issuer. ADRs are publicly traded on exchanges or OTC in the United States. GDRs and EDRs are receipts similar to ADRs and are typically issued by foreign banks or trust companies, although they also may be issued by U.S. financial institutions, and evidence ownership in a security or pool of securities issued by either a foreign or U.S. Corporation. Thus, investment in shares of a Fund should be made with an understanding of the risks

In addition, with respect to all ADRs, GDRs, and EDRs, there is always the risk of loss due to currency fluctuations. There are certain risks associated with investments in unsponsored ADR programs. Because the non-U.S. company does not actively participate in the creation of the ADR program, the underlying agreement for service and payment will be between the depository and the shareholder. The company issuing the stock underlying the ADRs pays nothing to establish the unsponsored facility, as fees for ADR issuance and cancellation are paid by brokers. Investors directly bear the expenses associated with certificate transfer, custody, and dividend payment. In an unsponsored ADR program, there also may be several depositories with no defined legal obligations to the non-U.S. company. The duplicate depositories may lead to marketplace confusion because there would be no central source of information to buyers, sellers, and intermediaries. The efficiency of centralization gained in a sponsored program can greatly reduce the delays in delivery of dividends and annual reports.

Foreign Currency

A Fund may invest in securities denominated in foreign currencies, including the purchase of foreign currency on a spot (or cash) basis. A change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of a Fund’s assets and income. In addition, although a portion of a Fund’s investment income may be received or realized in such currencies, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for any such currency declines after a Fund’s income has been earned and computed in U.S. dollars but before conversion and payment, the Fund could be required to liquidate portfolio securities to make such distributions.

Currency exchange rates may be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, by currency controls, or political developments in the U.S. or abroad.

Emerging Market Securities

A Fund may invest in emerging market securities. Such investments involve special risks. The economies, markets, and political structures of a number of the emerging market countries in which a Fund may invest do not compare favorably with the U.S. and other mature economies in terms of wealth and stability. Therefore, investments in these countries may be riskier, and will be subject to erratic and abrupt price movements. Some economies are less well developed and less diverse (for example, Latin America, Eastern Europe, and certain Asian countries) and more vulnerable to the ebb and flow of international trade, trade barriers, and other protectionist or retaliatory measures. Similarly, many of these countries, particularly in Southeast Asia, Latin America, and Eastern Europe, are grappling with severe inflation or recession, high levels of national debt.

Certain emerging market countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties, and extreme poverty and unemployment. The issuer or governmental authority that controls the repayment of an emerging market country’s debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A debtor’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, and, in the case of a government debtor, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, and the political constraints to which a government debtor may be subject. Government debtors may default on their debt and may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. Holders of government debt may be requested to participate in the rescheduling of such debt and to extend further loans to government debtors. If such an event occurs, a Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government fixed income securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government debt obligations in the event of default under their commercial bank loan agreements.

The economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, and balance of payments position. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade.

Investing in emerging market countries may entail purchasing securities issued by or on behalf of entities that are insolvent, bankrupt, in default, or otherwise engaged in an attempt to reorganize or reschedule their obligations, and in entities that have little or no proven credit rating or credit history. In any such case, the issuer’s poor or deteriorating financial condition may increase the likelihood that an investing Fund will experience losses or diminution in available gains due to bankruptcy, insolvency, or fraud.

Corporate Reorganizations and Risk Arbitrage Securities

A Fund may invest in securities for which a tender or exchange offer has been made or announced and in securities for which a merger, consolidation, liquidation, or reorganization proposal has been announced. The primary risk of this type of investing is that if the contemplated transaction is abandoned, revised, delayed, or becomes subject to unanticipated uncertainties, the market price of the securities may decline below the purchase price paid by a Fund.

In general, securities that have announced reorganization transactions sell at a premium to their historic market price immediately prior to the announcement of the tender offer or reorganization proposal. However, the increased market price of such securities may reflect a discount to what the stated or appraised value of the security would be if the contemplated transaction were approved or consummated. Such investments may be particularly advantageous when the discount significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets, or cash to be received by shareholders of the prospective acquiring portfolio company as a result of the contemplated transaction; or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of such contingencies requires unusually broad knowledge and experience on the part of the Adviser which must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction, but also the financial resources and business motivation of the offeror as well as the dynamics of the business climate when the offer or proposal is in progress.

From time to time, a Fund may invest in risk arbitrage securities. Risk arbitrage securities are securities of companies involved in restructurings (such as mergers, acquisitions, consolidations, liquidations, spinoffs, or tender or exchange offers) or that the Adviser believes are underpriced relative to an economically equivalent security of the same or another company. A merger or other restructuring or tender or exchange offer proposed at the time a Fund invests in risk arbitrage securities may not be completed on the terms or within the time frame contemplated, resulting in losses to that Fund.

Since such investments are ordinarily short term in nature, they will tend to increase a Fund’s portfolio turnover ratio, thereby increasing its brokerage and other transaction expenses. The Adviser intends to select investments of the type described which, in its view, have a reasonable prospect of capital appreciation which is significant in relation to both the risk involved and the potential of available alternate investments.

A Fund’s investments in a single corporate reorganization transaction may be limited by its fundamental policies regarding diversification among issuers and industry concentration (see “Investment Restrictions” below), or otherwise by its investment policies. Because such investments are ordinarily short term in nature, they may increase a Fund’s portfolio turnover ratio, thereby increasing its brokerage and other transaction expenses. The Adviser intends to select investments of the type described which, in its view, have a reasonable prospect of significant capital appreciation in relation to both the risks involved and the potential of available alternate investments.

Other Investment Companies

A Fund may invest in investment company securities, including small business investment companies, which are not affiliated with the Funds, or G. distributors, LLC (“G. distributors” or the “Distributor”). Investment company securities are securities of other open-end or closed-end investment companies. Except for so-called fund-of-funds, the 1940 Act generally prohibits a fund from acquiring more than 3% of the outstanding voting shares of an investment company and limits such investments to no more than 5% of the Fund’s total assets in any one investment company and no more than 10% in any combination of investment companies. The 1940 Act further prohibits a fund from acquiring in the aggregate more than 10% of the outstanding voting shares of any registered closed-end investment company. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but the total return on such investments at the investment company level may be reduced by the operating expenses and fees of such other investment companies, including advisory fees.

Exchange-Traded Funds

Exchange-traded funds (“ETFs”) are a type of investment company security bought and sold on a securities exchange. An ETF generally represents a portfolio of securities designed to track a particular market index. A Fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile, and ETFs have management fees which increase their costs.

Writing Covered Call Options

A Fund may write (sell) “covered” call options and purchase options to close out options previously written by the Fund. In writing covered call options, a Fund expects to generate additional premium income which should serve to enhance that Fund’s total return and reduce the effect of any price decline of the asset involved in the option.

A call option gives the holder (buyer) the “right to purchase” a security, currency, or other asset at a specified price (the exercise price) at expiration of the option (European style) or at any time until a certain date (the expiration date) (American style). So long as the obligation of the writer of a call option continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to deliver the underlying security or currency against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by repurchasing an option identical to that previously sold. To secure his obligation to deliver the underlying security or currency in the case of a call option, a writer is required to deposit in escrow the underlying security or currency or other assets in accordance with the rules of a clearing corporation. This means that a Fund will own at least the same quantity of the security, currency or other assets subject to the option or an option to purchase the same underlying security, currency, or other asset, having an exercise price equal to or less than the exercise price of the “covered” option, or will establish and maintain with its custodian for the term of the option an account consisting of cash or liquid securities having a value equal to the fluctuating market value of the optioned assets.

Portfolio assets on which call options may be written will be purchased solely on the basis of investment considerations consistent with a Fund’s investment objective. Writing covered call options may be used by a Fund to reduce its exposure to securities it does not wish to sell at the time it writes the option. When writing a covered call option, a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying asset above the exercise price, retains the risk of loss should the price decline, and also gives up, to some degree, control over the timing of sale of the underlying assets. If a call option which a Fund has written expires, that Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying asset during the option period. If the call option is exercised, a Fund will realize a gain or loss from the sale of the underlying asset. A Fund does not consider an asset covering a call to be “pledged” as that term is used in a Fund’s policy which limits the pledging or mortgaging of its assets.

Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying asset from being called, or to permit the sale of the underlying asset. Furthermore, effecting a closing transaction will permit a Fund to write another call option on the underlying asset with either a different exercise price or expiration date or both. A Fund will be unable to control losses or effect such strategies through closing transactions where a liquid secondary market for options on such assets does not exist. If a Fund desires to sell a particular asset from its portfolio on which it has written a call option, or purchased a put option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the asset. If a Fund cannot enter into such a transaction, it may be required to hold an asset that it might otherwise have sold. There is, of course, no assurance that a Fund will be able to effect such closing transactions at a favorable price.

Call options written by a Fund will normally have expiration dates of less than nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities or currencies at the time the options are written. From time to time, a Fund may purchase an underlying asset for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such asset from its portfolio. In such cases, additional costs may be incurred.

A Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying asset, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying asset owned by a Fund. However, gains and losses on investments in options depend in part on the Adviser’s ability to predict correctly the direction of stock prices, interest rates, and other economic factors. Options may fail as hedging techniques in cases where the price movements of the securities underlying the options do not follow the price movements of the portfolio securities subject to the hedge.

Writing Uncovered Call Options

The Funds may be authorized to write, (i.e., sell) uncovered call options on securities or instruments in which they may invest but that are not currently held by the Funds. The principal reason for writing uncovered call options is to realize income without committing capital to the ownership of the underlying securities or instruments. When writing uncovered call options, a Fund must deposit and maintain sufficient margin with the broker-dealer through which it made the uncovered call option as collateral to ensure that the securities can be purchased for delivery if and when the option is exercised. During periods of declining securities prices or when prices are stable, writing uncovered calls can be a profitable strategy to increase a Fund’s income with minimal capital risk. Uncovered calls are riskier than covered calls because there is no underlying security held by a Fund that can act as a partial hedge. Uncovered calls have speculative characteristics and the potential for loss is unlimited. When an uncovered call is exercised, a Fund must purchase the underlying security to meet its call obligation. There is also a risk, especially with less liquid preferred and debt securities, that the securities may not be available for purchase. If the purchase price exceeds the exercise price, a Fund will lose the difference.

Purchasing Put Options

A Fund may purchase put options in securities, currencies, or other assets owned by the Fund or on options to purchase the same underlying security, currency, or other assets, having an exercise price equal to or less than the exercise price of the put option. As the holder of a put option, a Fund would have the right to sell the underlying asset at the exercise price at any time during the option period or at the expiration of the option. A Fund may enter into closing sale transactions with respect to such options, exercise them, or permit them to expire. A Fund may purchase put options for defensive purposes in order to protect against an anticipated decline in the value of its assets. An example of such use of put options is provided below.

A Fund may purchase a put option on an underlying asset owned by that Fund (a “protective put”) but does not wish to sell at that time as a defensive technique in order to protect against an anticipated decline in the value of the asset. Such hedge protection is provided only during the life of the put option when a Fund, as the holder of the put option, is able to sell the underlying asset at the put exercise price regardless of any decline in the underlying asset’s value. For example, a put option may be purchased in order to protect unrealized appreciation of an asset where the Adviser deems it desirable to continue to hold the asset because of tax considerations. The premium paid for the put option and any transaction costs would reduce any capital gain otherwise available for distribution when the asset is eventually sold.

Purchase and Sale of Options and Futures Contracts on Stock Indices

A Fund may purchase put and call options and write put and call options on stock indices as a hedge against movements in the equity markets or for speculative purposes. A Fund may also purchase and sell stock index futures contracts as a hedge against movements in the equity markets or for speculative purposes.

Options on stock indices are similar to options on specific securities except that, rather than the right to take or make delivery of the specific security at a specific price, an option on a stock index ordinarily gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of that stock index is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike options on specific securities, all settlements of options on stock indices are in cash and gain or loss depends on general movements in stock included in the index rather than price movements in particular stocks. As indicated above, the purchase of an option entails a risk of loss of the entire investment because an option may become worthless upon expiration.

A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of securities is made.

If the Adviser expects general stock market prices to rise, it might cause a Fund to purchase a call option on a stock index or a futures contract on that index as a hedge against an increase in prices of particular equity securities it ultimately wants to buy. If in fact the stock index does rise, the price of the particular equity securities intended to be purchased may also increase, but that increase would be offset in part by the increase in the value of that Fund’s index option or futures contract resulting from the increase in the index. If, on the other hand, the Adviser expects general stock market prices to decline, it might cause a Fund to purchase a put option or sell a futures contract on the index. If that index does in fact decline, the value of some or all of the equity securities in a Fund’s portfolio may also be expected to decline, but that decrease would be offset in part by the increase in the value of that Fund’s position in such put option or futures contract.

Alternatively, a Fund may purchase a call or a put option (or buy or sell a futures contract) on a stock index in lieu of an actual investment in, or disposition of, particular equity securities if it expects an increase or a decrease, as the case may be, in general stock market prices.

Swap Contracts

A Fund may invest in swap contracts, which are derivatives in the form of a contract or other similar instrument, which is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. The term “specified index” includes, but is not limited to, currencies, fixed interest rates, prices and total return on interest rate indices, fixed income indices, stock indices, and commodity indices (as well as amounts derived from arithmetic operations on these indices). For example, a Fund may agree to swap the return generated by a fixed income index for the return generated by a second fixed income index. The currency swaps in which a Fund may enter will generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount.

A Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. A Fund’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating, either on the Adviser’s records or with the Fund’s custodian, cash or other liquid assets, to avoid any potential leveraging of the Fund. To the extent that the net amounts owed to a swap counterparty are covered with such liquid assets, the Adviser believes such obligations do not constitute “senior securities” under the 1940 Act and, accordingly, the Adviser will not treat them as being subject to a Fund’s borrowing restrictions. A Fund may enter into OTC swap transactions with counterparties that are approved by the Adviser in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings.

The swaps in which a Fund may engage may include instruments under which one party pays a single or periodic fixed amount(s) (or premium), and the other party pays periodic amounts based on the movement of a specified index. Swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments a Fund is contractually obligated to make. If the other party to a swap defaults, a Fund’s risk of loss consists of the net amount of payments that the Fund contractually is entitled to receive. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, a Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Certain swap transactions involve more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than traditional swap transactions.

The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market values, interest rates, and currency exchange rates, the investment performance of a Fund would be less favorable than it would have been if this investment technique were not used. See “Limitations on the Purchase and Sale of Futures Contracts, Certain Options and Swaps.”

A Fund may enter into total rate of return, credit default, or other types of swaps and related derivatives for various purposes, including gaining economic exposure to an asset or group of assets that may be difficult or impractical to acquire or for hedging and risk management. These transactions generally provide for the transfer from one party to another of certain risks inherent in the ownership of a financial asset such as a common stock or debt instrument. Such risks include, among other things, the risk of default and insolvency of the obligor of such asset, the risk that the credit of the obligor or the underlying collateral will decline, or the risk that the common stock of the underlying issuer will decline in value. The transfer of risk pursuant to a derivative of this type may be complete or partial, and may be for the life of the related asset or for a shorter period. These derivatives may be used as a risk management tool for a pool of financial assets, providing a Fund with the opportunity to gain or reduce exposure to one or more reference securities or other financial assets (each, a “Reference Asset”) without actually owning or selling such assets in order, for example, to increase or reduce a concentration risk or to diversify a portfolio. Conversely, these derivatives may be used by a Fund to reduce exposure to an owned asset without selling it.

Because a Fund may not own a particular Reference Asset, the Fund may not have any voting rights with respect to such Reference Asset, and in such cases all decisions related to the obligors or issuers of such Reference Asset, including whether to exercise certain remedies, will be controlled by the swap counterparties.

Total rate of return swaps and similar derivatives are subject to many risks, including the possibility that the market will move in a manner or direction that would have resulted in a gain for a Fund had the swap or other derivative not been utilized (in which case it would have been better had the Fund not engaged in the transactions), nearly unlimited exposure to changes in the value of the Reference Assets, total loss to the Fund of the entire notional amount of the swap, the risk of imperfect correlation between the risk sought to be hedged and the derivative transactions utilized, the possible inability of the counterparty to fulfill its obligations under the swap, and potential illiquidity of the instrument utilized, which may make it difficult for the Fund to close out or unwind one or more transactions.

Total rate of return swaps and related derivatives are a relatively recent development in the financial markets. Consequently, there are certain legal, tax, and market uncertainties that present risks in entering into such arrangements. There is currently little or no case law or litigation characterizing total rate of return swaps or related derivatives, interpreting their provisions, or characterizing their tax treatment. In addition, additional regulations and laws may apply to these types of derivatives that have not previously been applied. There can be no assurance that future decisions construing similar provisions to those in any swap agreement or other related documents or additional regulations and laws will not have an adverse effect on a Fund that utilizes these instruments. A Fund will monitor these risks and seek to utilize these instruments in a manner that does not lead to undue risk regarding the tax or other structural elements of the Fund. A Fund will not invest in these types of instruments if the Reference Assets are commodities except for bona fide hedging or risk management purposes. A Fund only will enter into swaps that are regulated by the CFTC if in doing so the Fund will continue to satisfy the restrictions imposed CFTC under Rule 4.5.

Interest Rate Futures Contracts and Options Thereon

A Fund may purchase or sell interest rate futures contracts to take advantage of or to protect the Fund against fluctuations in interest rates affecting the value of debt securities which the Fund holds or intends to acquire. For example, if interest rates are expected to increase, a Fund might sell futures contracts on debt securities, the values of which historically have a high degree of positive correlation to the values of the Fund’s portfolio securities. Such a sale would have an effect similar to selling an equivalent value of a Fund’s portfolio securities. If interest rates increase, the value of a Fund’s portfolio securities will decline, but the value of the futures contracts to the Fund will increase at approximately an equivalent rate thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. A Fund could accomplish similar results by selling debt securities with longer maturities and investing in debt securities with shorter maturities when interest rates are expected to increase. However, since the futures market may be more liquid than the cash market, the use of futures contracts as a risk management technique allows a Fund to maintain a defensive position without having to sell its portfolio securities.

Similarly, a Fund may purchase interest rate futures contracts when it is expected that interest rates may decline. The purchase of futures contracts for this purpose constitutes a hedge against increases in the price of debt securities (caused by declining interest rates) which a Fund intends to acquire. Since fluctuations in the value of appropriately selected futures contracts should approximate that of the debt securities that will be purchased, a Fund can take advantage of the anticipated rise in the cost of the debt securities without actually buying them. Subsequently, a Fund can make its intended purchase of the debt securities in the cash market and liquidate its futures position.

The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when a Fund is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.

The purchase of a put option on a futures contract is similar to the purchase of protective put options on portfolio securities. A Fund will purchase a put option on a futures contract to hedge the Fund’s portfolio against the risk of rising interest rates and consequent reduction in the value of portfolio securities.

The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, a Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund’s portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities that are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, a Fund will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of debt securities that Fund intends to purchase. If a put or call option a Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, a Fund’s losses from options on futures it has written may to some extent be reduced or increased by changes in the value of its portfolio securities.

Traditional Preferred Securities

Traditional preferred securities generally pay fixed or adjustable rate dividends to investors and generally have a “preference” over common stock in the payment of dividends and the liquidation of a company’s assets. This means that a company must pay dividends on preferred stock before paying any dividends on its common stock. In order to be payable, distributions on such preferred securities must be declared by the issuer’s board of directors. Income payments on typical preferred securities currently outstanding are cumulative, causing dividends and distributions to accumulate even if not declared by the board of directors or otherwise made payable. In such a case all accumulated dividends must be paid before any dividend on the common stock can be paid. However, some traditional preferred stocks are non-cumulative, in which case dividends do not accumulate and need not ever be paid. A portion of the portfolio may include investments in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any arrearages to its shareholders. Should an issuer of a non-cumulative preferred stock held by a Fund determine not to pay dividends on such stock, the amount of dividends the Fund pays may be adversely affected. There is no assurance that dividends or distributions on the preferred securities in which a Fund invests will be declared or otherwise made payable.

Preferred shareholders usually have no right to vote for corporate directors or on other matters. Shares of preferred stock have a liquidation value that generally equals the original purchase price at the date of issuance. The market value of preferred securities may be affected by favorable and unfavorable changes impacting companies in which a Fund invests and by actual and anticipated changes in tax laws, such as changes in corporate income tax rates or the “Dividends Received Deduction.” Because the claim on an issuer’s earnings represented by preferred securities may become onerous when interest rates fall below the rate payable on such securities, the issuer may redeem the securities. Thus, in declining interest rate environments in particular, a Fund’s holdings, if any, of higher rate-paying fixed rate preferred securities may be reduced and the Fund may be unable to acquire securities of comparable credit quality paying comparable rates with the redemption proceeds.

Trust Preferred Securities

A Fund may invest in trust preferred securities. Trust preferred securities are typically issued by corporations, generally in the form of interest bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The trust preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates.

Trust preferred securities are typically junior and fully subordinated liabilities of an issuer and benefit from a guarantee that is junior and fully subordinated to the other liabilities of the guarantor. In addition, trust preferred securities typically permit an issuer to defer the payment of income for five years or more without triggering an event of default. Because of their subordinated position in the capital structure of an issuer, the ability to defer payments for extended periods of time without default consequences to the issuer, and certain other features (such as restrictions on common dividend payments by the issuer or ultimate guarantor when full cumulative payments on the trust preferred securities have not been made), these trust preferred securities are often treated as close substitutes for traditional preferred securities, both by issuers and investors. Trust preferred securities have many of the key characteristics of equity due to their subordinated position in an issuer’s capital structure and because their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows.

Trust preferred securities include but are not limited to trust originated preferred securities (“TOPRS®”); monthly income preferred securities (“MIPS®”); quarterly income bond securities (“QUIBS®”); quarterly income debt securities (“QUIDS®”); quarterly income preferred securities (“QUIPSSM”); corporate trust securities (“CORTS®”); public income notes (“PINES®”); and other trust preferred securities.

Trust preferred securities are typically issued with a final maturity date, although some are perpetual in nature. In certain instances, a final maturity date may be extended and/or the final payment of principal may be deferred at the issuer’s option for a specified time without default. No redemption can typically take place unless all cumulative payment obligations have been met, although issuers may be able to engage in open-market repurchases without regard to whether all payments have been paid.

Many trust preferred securities are issued by trusts or other special purpose entities established by operating companies and are not a direct obligation of an operating company. At the time the trust or special purpose entity sells such preferred securities to investors, it purchases debt of the operating company (with terms comparable to those of the trust or special purpose entity securities), which enables the operating company to deduct for tax purposes the interest paid on the debt held by the trust or special purpose entity. The trust or special purpose entity is generally required to be treated as transparent for Federal income tax purposes such that the holders of the trust preferred securities are treated as owning beneficial interests in the underlying debt of the operating company. Accordingly, payments on the trust preferred securities are treated as interest rather than dividends for Federal income tax purposes. The trust or special purpose entity in turn would be a holder of the operating company’s debt and would have priority with respect to the operating company’s earnings and profits over the operating company’s common shareholders, but would typically be subordinated to other classes of the operating company’s debt. Typically a preferred share has a rating that is slightly below that of its corresponding operating company’s senior debt securities.

INVESTMENT RESTRICTIONS

The investment objectives of each Fund, and the following investment restrictions, are fundamental and may not be changed without the approval of a majority of the applicable Fund’s shareholders defined in the 1940 Act as the lesser of (1) 67% of the Fund’s shares present at a meeting if the holders of more than 50% of the outstanding shares are represented in person or by proxy, or (2) more than 50% of the Fund’s outstanding shares. All other investment policies or practices are considered not to be fundamental and accordingly may be changed without shareholder approval. If a percentage restriction on investment or use of assets set forth below is adhered to at the time a transaction is effected, later changes in percentage resulting from changing market values or total assets of a Fund will not be considered a deviation from policy. The below investment restrictions on borrowing apply on a continuous basis.

Media Mogul Fund

Under such restrictions, the Media Mogul Fund may not:

1.	Borrow money or issue senior securities, except through reverse repurchase agreements or otherwise as permitted under the 1940 Act, as interpreted, modified, or otherwise permitted by regulatory authority;

2.	Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This limitation shall not prevent the Fund from purchasing, selling, or entering into futures contracts, or acquiring securities or other instruments and options thereon backed by, or related to, physical commodities;

3.	Make loans of money or property to any person, except through loans of portfolio securities, the purchase of fixed income securities, or the acquisition of securities subject to repurchase agreements;

4.	Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This limitation shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities issued by any company engaged in the real estate business;

5.	Underwrite the securities of other issuers, except to the extent that in connection with the disposition of portfolio securities or the sale of its own shares the Fund may be deemed to be an underwriter;

6.	Pledge, hypothecate, mortgage, or otherwise encumber its assets, except to secure permitted borrowings. Initial and variation margin for futures and options contracts will not be deemed to be a pledge of the Fund’s assets; or

7.	Invest 25% or more of its total assets, taken at market value at the time of each investment, in the securities of issuers in any particular industry or group of industries except that the Fund will invest 25% or more in the media industry.

Pet Parents’ Fund

Under such restrictions, the Pet Parents’ Fund may not:

1.	Borrow money or issue senior securities, except through reverse repurchase agreements or otherwise as permitted under the 1940 Act, as interpreted, modified, or otherwise permitted by regulatory authority;

2.	Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This limitation shall not prevent the Fund from purchasing, selling, or entering into futures contracts, or acquiring securities or other instruments and options thereon backed by, or related to, physical commodities;

3.	Make loans of money or property to any person, except through loans of portfolio securities, the purchase of fixed income securities, or the acquisition of securities subject to repurchase agreements;

4.	Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This limitation shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities issued by any company engaged in the real estate business;

5.	Underwrite the securities of other issuers, except to the extent that in connection with the disposition of portfolio securities or the sale of its own shares the Fund may be deemed to be an underwriter;

6.	Pledge, hypothecate, mortgage, or otherwise encumber its assets, except to secure permitted borrowings. Initial and variation margin for futures and options contracts will not be deemed to be a pledge of the Fund’s assets; or

7.	Invest 25% or more of its total assets, taken at market value at the time of each investment, in the securities of issuers in any particular industry or group of industries except that the Fund will invest 25% or more in the Pet Industry.

Food of All Nations Fund

Under such restrictions, the Food of All Nations Fund may not:

1.	Borrow money or issue senior securities, except through reverse repurchase agreements or otherwise as permitted under the 1940 Act, as interpreted, modified, or otherwise permitted by regulatory authority;

2.	Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This limitation shall not prevent the Fund from purchasing, selling, or entering into futures contracts, or acquiring securities or other instruments and options thereon backed by, or related to, physical commodities;

3.	Make loans of money or property to any person, except through loans of portfolio securities, the purchase of fixed income securities, or the acquisition of securities subject to repurchase agreements;

4.	Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This limitation shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities issued by any company engaged in the real estate business;

5.	Underwrite the securities of other issuers, except to the extent that in connection with the disposition of portfolio securities or the sale of its own shares the Fund may be deemed to be an underwriter;

6.	Pledge, hypothecate, mortgage, or otherwise encumber its assets, except to secure permitted borrowings. Initial and variation margin for futures and options contracts will not be deemed to be a pledge of the Fund’s assets; or

7.	Invest 25% or more of its total assets, taken at market value at the time of each investment, in the securities of issuers in any particular industry except that the Fund will invest 25% or more in the food and beverage industries. This restriction does not apply to investments in U.S. government securities.

RBI Fund

Under such restrictions, the RBI Fund may not:

1.	Borrow money or issue senior securities, except through reverse repurchase agreements or otherwise as permitted under the 1940 Act, as interpreted, modified, or otherwise permitted by regulatory authority;

2.	Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This limitation shall not prevent the Fund from purchasing, selling, or entering into futures contracts, or acquiring securities or other instruments and options thereon backed by, or related to, physical commodities;

3.	Make loans of money or property to any person, except through loans of portfolio securities, the purchase of fixed income securities, or the acquisition of securities subject to repurchase agreements;

4.	Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This limitation shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities issued by any company engaged in the real estate business;

5.	Underwrite the securities of other issuers, except to the extent that in connection with the disposition of portfolio securities or the sale of its own shares the Fund may be deemed to be an underwriter;

6.	Pledge, hypothecate, mortgage, or otherwise encumber its assets, except to secure permitted borrowings. Initial and variation margin for futures and options contracts will not be deemed to be a pledge of the Fund’s assets; or

7.	Invest 25% or more of its total assets, taken at market value at the time of each investment, in the securities of issuers in any particular industry or group of industries except that the Fund will invest 25% or more in the industrials industry.

PORTFOLIO HOLDINGS INFORMATION

Employees of the Adviser and its affiliates will often have access to information concerning the portfolio holdings of the Funds. The Funds and the Adviser have adopted policies and procedures that require all employees to safeguard proprietary information of the Funds, which includes information relating to the Funds’ portfolio holdings as well as portfolio trading activity of the Adviser with respect to the Funds (collectively, “Portfolio Holdings Information”). In addition, the Funds and the Adviser have adopted policies and procedures providing that Portfolio Holdings Information may not be disclosed except to the extent that it is (a) made available to the general public by posting on the Funds’ website or filed as part of a required filing on Form N-PORT or N-CSR or (b) provided to a third party for legitimate business purposes or regulatory purposes that has agreed to keep such information confidential under terms approved by the Adviser’s legal department or outside counsel, as described below. The Adviser will examine each situation under (b) with a view to determine that release of the information is in the best interest of the Funds and their shareholders and, if a potential conflict between the Adviser’s interests and the Funds’ interests arises, to have such conflict resolved by the Chief Compliance Officer or those Trustees who are not considered to be “interested persons,” as defined in the 1940 Act (the “Independent Trustees”). These policies further provide that no officer of the Company or employee of the Adviser shall communicate with the media about the Funds without obtaining the advance consent of the Chief Executive Officer, Chief Operating Officer of the Adviser, or Chief Executive Officer, or General Counsel of the parent company of the Adviser.

Under the foregoing policies, the Funds may disclose Portfolio Holdings Information in the circumstances outlined below. Disclosure generally may be either on a monthly or quarterly basis with no time lag in some cases and with a time lag of up to sixty days in other cases (with the exception of proxy voting services which require a regular download of data):

1.	To regulatory authorities in response to requests for such information and with the approval of the Chief Compliance Officer of a Funds;

2.	To mutual fund rating and statistical agencies and to persons performing similar functions where there is a legitimate business purpose for such disclosure and such entity has agreed to keep such data confidential at least until it has been made public by the Adviser;

3.	To service providers of the Funds, as necessary for the performance of their services to the Funds and to the Board, where such entity has agreed to keep such data confidential at least until it has been made public by the Adviser. The Funds’ current service providers that may receive such information are its administrator, sub-administrator, custodian, independent registered public accounting firm, legal counsel, and financial printers;

4.	To firms providing proxy voting or other proxy services provided such entity has agreed to keep such data confidential at least until it has been made public by the Adviser;

5.	To certain broker dealers, investment advisers, and other financial intermediaries for purposes of their performing due diligence on a Fund and not for dissemination of this information to their clients or use of this information to conduct trading for their clients. Disclosure of Portfolio Holdings Information in these circumstances requires the broker, dealer, investment adviser, or financial intermediary to agree to keep such information confidential at least until it has been made public by the Adviser and is further subject to prior approval of the Chief Compliance Officer of the Funds and shall be reported to the Board at the next quarterly meeting; and

6.	To consultants for purposes of performing analysis of the Funds, which analysis may be used by the consultant with its clients or disseminated to the public, provided that such entity shall have agreed to keep such information confidential at least until it has been made public by the Adviser.

As of the date of this SAI, each Fund makes information about its portfolio securities available to its administrator, sub-administrator, custodian, and proxy voting services on a daily basis, with no time lag, to its typesetter on a semi-annual basis with a ten day time lag, to its financial printers on a quarterly basis with a forty-five day time lag, and to its independent registered public accounting firm and legal counsel on an as needed basis, with no time lag. The names of the Funds’ administrator, sub-administrator, custodian, independent registered public accounting firm, and legal counsel are set forth in this SAI. The Funds’ proxy voting service is Broadridge Financial Solutions, Inc., Donnelley Financial Solutions, and Appatura provide typesetting services for the Funds, and the Funds select from a number of financial printers who have agreed to keep such information confidential at least until it has been made public by the Adviser.

Other than arrangements with the Funds’ service providers and proxy voting service, the Funds have no ongoing arrangements to make available information about the Funds’ portfolio securities prior to such information being disclosed in a publicly available filing with the SEC that is required to include the information.

Disclosures made pursuant to a confidentiality agreement are subject to periodic confirmation by the Chief Compliance Officer of the Funds that the recipient has utilized such information solely in accordance with the terms of the agreement. Neither the Funds, nor the Adviser, nor any of the Adviser’s affiliates, will accept on behalf of itself, its affiliates, or the Funds any compensation or other consideration in connection with the disclosure of portfolio holdings of the Funds. The Board will review such arrangements annually with a Funds’ Chief Compliance Officer.

TRUSTEES AND OFFICERS

Under Delaware law, the Company’s Board is responsible for establishing the Funds’ policies and for overseeing the management of the Funds. The Board also elects the Company’s officers who conduct the daily business of the Funds. Information pertaining to the Trustees and Executive Officers of the Company is as follows:

Name, Position(s), Address and Year of Birth(1)	Term of Office and Length of Time Served(2)	Number of Funds in Fund Complex Overseen by Trustee(3)	Principal Occupation(s) During Past Five Years	Other Directorships(4)

INTERESTED TRUSTEES (5):

Mario J. Gabelli Chair 1942	Since 2019	31(8)	Chair, Co-Chief Executive Officer, and Chief Investment Officer - Value Portfolios of GAMCO Investors, Inc. and Chief Investment Officer - Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc.; Director/Trustee or Chief Investment Officer of other registered investment companies within the Gabelli Fund Complex; Chief Executive Officer of GGCP, Inc.; Executive Chair of Associated Capital Group, Inc.	Director of Morgan Group Holding Inc. (holding company); Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services company); Director of CIBL, Inc. (broadcasting and wireless communications); Director of ICTC Group Inc. (communications) (2013-2018)

INDEPENDENT TRUSTEES (6):

Anthony S. Colavita (7) Trustee 1961	Since 2019	23	Attorney, Anthony S. Colavita, P.C.; Supervisor, Town of Eastchester, NY	—

Frank J. Fahrenkopf, Jr.(7) Trustee 1939	Since 2019	11	Co-Chairman of the Commission on Presidential Debates; Former President and Chief Executive Officer of the American Gaming Association (1995-2013); Former Chairman of the Republican National Committee (1983-1989)	Director of First Republic Bank (banking); Director of Eldorado Resorts, Inc. (casino entertainment company)

Michael J. Melarkey Trustee 1949	Since 2019	24	Of Counsel in the law firm of McDonald Carano Wilson LLP; Partner in the law firm of Avansino, Melarkey, Knobel, Mulligan & McKenzie (1980-2015)	Chairman of Southwest Gas Corporation (natural gas utility)

INDEPENDENT TRUSTEES(6):

Salvatore M. Salibello Trustee 1945	Since 2019	6	Senior Partner of Bright Side Consulting (consulting); Certified Public Accountant and Managing Partner of the certified public accounting firm of Salibello & Broder LLP (1978-2012); Partner of BDO Seidman, LLP (2012-2013)	Director of Nine West, Inc. (consumer products) (2002-2014); Director of LICT Corp. (Telecommunications)

Name, Position(s), Address (1) and Year of Birth	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past Five Years

OFFICERS:

John C. Ball President and Treasurer 1976	Since 2019	Senior Vice President (since 2018) and other positions (2017 – 2018) of GAMCO Investors, Inc.; Chief Executive Officer, G. Distributors, LLC since 2020; Officer of registered investment companies within the Gabelli Fund Complex since 2017; Vice President and Assistant Treasurer of AMG Funds, 2014-2017

Peter Goldstein Secretary and Vice President 1953	Since 2020	General Counsel, GAMCO Investors, Inc. and Chief Legal Officer, Associated Capital Group, Inc. since 2021; General Counsel and Chief Compliance Officer, Buckingham Capital Management, Inc. (2012-2020); Chief Legal Officer and Chief Compliance Officer, The Buckingham Research Group, Inc. (2012-2020)

Bethany A. Uhlein Assistant Vice President 1990	Since 2019	Vice President and/or Ombudsman of closed-end funds within the Gabelli Fund Complex since 2017; Senior Vice President (since 2021) of GAMCO Investors, Inc.

Richard J. Walz Chief Compliance Officer 1959	Since 2019	Chief Compliance Officer of registered investment companies within the Gabelli Fund Complex since 2013

(1)	Address: One Corporate Center, Rye, NY 10580-1422.
(2)	Each Trustee will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board or shareholders, in accordance with the Company By-Laws and Declaration of Trust. For officers, includes time served in prior officer positions with the Company. Each officer will hold office for an indefinite term or until the date he or she resigns or retires or until his or her successor is elected and qualified.
(3)	The “Fund Complex” or the “Gabelli Fund Complex” includes all the U.S. registered investment companies that are considered part of the same fund complex as the Fund because they have common or affiliated investment advisers.
(4)	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (the “Exchange Act”), as amended, i.e., public companies, or other investment companies registered under the 1940 Act.
(5)	“Interested person” of a Fund as defined in the 1940 Act. Mr. Mario J. Gabelli is considered to be an “interested person” because of his affiliation with the Company’s Adviser.
(6)	Trustees who are not considered to be “interested persons” of a Fund, as defined in the 1940 Act, are considered to be Independent Trustees.
(7)	Mr. Colavita’s father, Anthony J. Colavita, and Mr. Fahrenkopf’s daughter, Leslie F. Foley, serve as directors of other funds in the Fund Complex.
(8)	As of December 31, 2023, there are a total of 50 registered investment companies in the Fund Complex. Of the 50 registered investment companies, Mr. Gabelli serves as a director or trustee for 31 funds, sole portfolio manager of 6 funds, and part of the portfolio management team of 14 funds.

The Board believes that each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of other Trustees lead to the conclusion that each Trustee should serve in such capacity. Among the attributes or skills common to all Trustees are their ability to review critically and to evaluate, question, and discuss information provided to them, to interact effectively with the other Trustees, the Adviser, the sub-administrator, other service providers, counsel and the Company’s independent registered public accounting firm, and to exercise effective and independent business judgment in the performance of their duties as Trustees. Each Trustee’s ability to perform his duties effectively has been attained in large part through the Trustee’s business, consulting or public service positions and through experience from service as a member of the Board and one or more of the other funds in the Fund Complex, public companies, non-profit entities, or other organizations as set forth above and below. Each Trustee’s ability to perform his duties effectively also has been enhanced by education, professional training, and experience.

Interested Trustee:

Mario J. Gabelli, CFA. Mr. Gabelli is Chairman of the Board of Trustees of the Company. Mr. Gabelli is Chair, Co-Chief Executive Officer, and Chief Investment Officer - Value Portfolios of GAMCO Investors, Inc. (“GAMI”), an OTC-listed asset manager and financial services company. He is the Chief Investment Officer of Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc., each of which are asset management subsidiaries of GAMI. In addition, Mr. Gabelli is Chief Executive Officer, Chief Investment Officer, a director and the controlling shareholder of GGCP, Inc. (“GGCP”), a private company that holds a majority interest in GAMI, and the Chair of MJG Associates, Inc., which acts as an investment manager of various investment funds and other accounts.

He is Executive Chair of Associated Capital Group, Inc., a public company that provides alternative management and institutional research services, and is a majority-owned subsidiary of GGCP. Mr. Gabelli has served as Chair of LICT Corporation (LICT), a public company engaged in broadband transport and other communication services, since 2004 and has been the CEO of LICT since December 2010. He has also served as a director of CIBL, Inc. (CIBL), a public holding company that was spun-off from LICT in 2007, since 2007 and as Executive Chair since February 2020. He served as the Chair of Morgan Group Holding Co., a public holding company, from 2001 to October 2019 and as CEO from 2001 to November 2012. Mr. Gabelli serves as Overseer of the Columbia University Graduate School of Business and as a trustee of Boston College and Roger Williams University. He serves as director of the Winston Churchill Foundation, The E.L. Wiegand Foundation, The American-Italian Cancer Foundation, and The Foundation for Italian Art and Culture. He is Chair of the Gabelli Foundation, Inc., a Nevada private charitable trust. Mr. Gabelli serves as Co-President of Field Point Park Association, Inc. Mr. Gabelli received his Bachelor’s degree from Fordham University, M.B.A. from Columbia Business School, and honorary Doctorates from Fordham University and Roger Williams University.

Independent Trustees:

Anthony S. Colavita, Esq. Mr. Colavita has been a practicing attorney with Anthony S. Colavita, P.C. since February 1988. He is Chairman of the Company’s ad hoc Proxy Voting Committee and a member of the Company’s Audit and Nominating Committees. Mr. Colavita serves on the boards of other funds in the Gabelli Fund Complex. He has been Town Supervisor of the Town of Eastchester, New York since January 2004, with responsibilities for the review, adoption, and administration of a $35 million budget. He has also served as a board member for multiple not-for-profit corporations and was previously counsel to the New York State Senate. Additionally, Mr. Colavita was an Eastchester Town Councilman from 1998 to 2003. He has been active on the boards of several community based programs. Mr. Colavita received his Bachelor of Arts from Colgate University and his Juris Doctor from Pace University School of Law.

Frank J. Fahrenkopf, Jr. Mr. Fahrenkopf serves as the Lead Independent Trustee of the Company. He is a member of the Company’s ad hoc Proxy Voting, Audit, and Nominating Committees and serves on comparable or other board committees with respect to other funds in the Fund Complex on whose boards he sits. Mr. Fahrenkopf is the Co-Chairman of the Commission on Presidential Debates, which is responsible for the widely-viewed Presidential debates during the quadrennial election cycle. He also served as Chairman of the Republican National Committee for six years during Ronald Reagan’s presidency. Additionally, he serves as a board member of the International Republican Institute, which he founded in 1984. Mr. Fahrenkopf is the former President and Chief Executive Officer of the American Gaming Association (“AGA”), the trade group for the hotel-casino industry. He served for many years as Chairman of the Pacific Democrat Union and Vice Chairman of the International Democrat Union, a worldwide association of political parties from the United States, Great Britain, France, Germany, Canada, Japan, Australia, and twenty other nations. Prior to becoming the AGA’s first chief executive in 1995, Mr. Fahrenkopf was a partner in the law firm of Hogan & Hartson, where he chaired the International Trade Practice Group and specialized in regulatory, legislative, and corporate matters for multinational, foreign, and domestic clients. Mr. Fahrenkopf is the former Chairman of the Finance Committee of the Culinary Institute of America and remains a member of the board. For more than 30 years, Mr. Fahrenkopf has served on the Board of First Republic Bank and serves as Chairman of the Corporate Governance and Nominating Committee and as a member of the Compensation Committee. He is also a member of the Board of Eldorado Resorts, Inc., which owns and operates 19 casinos in 10 states. Mr. Fahrenkopf received his Bachelor’s degree from the University of Nevada, Reno and Juris Doctor from Boalt Hall School of Law, U.C. Berkeley.

Michael J. Melarkey, Esq. Mr. Melarkey, after more than forty years of experience as an attorney specializing in business, estate planning, and gaming regulatory work, retired from the active practice of law and is of counsel to the firm of McDonald Carano and Wilson in Reno, Nevada. He is the Chairman of the Company’s Nominating Committee and a member of the Company’s ad hoc Proxy Voting Committee. Mr. Melarkey serves on comparable or other board committees with respect to other funds in the Fund Complex on whose boards he sits. He is Chairman of the Board of Southwest Gas Corporation and serves on its Nominating, Corporate Governance, and Compensation Committees. Mr. Melarkey acts as a trustee and officer for several private charitable organizations including as a trustee of The Bretzlaff Foundation and Edwin L. Wiegand Trust. He is an officer of a private oil and gas company. Mr. Melarkey received his Bachelor’s degree from the University of Nevada, Reno, Juris Doctor from the University of San Francisco School of Law and Masters of Law in Taxation from New York University School of Law.

Salvatore M. Salibello, CPA. Mr. Salibello is a Senior Partner of Bright Side Consulting and the former Managing Partner of a certified independent registered public accounting firm, Salibello & Broder, with over forty years of experience in public accounting. He is the Chairman of the Company’s Audit Committee and the Company’s designated Audit Committee Financial Expert. He serves on the boards of other funds in the Gabelli Fund Complex. He is a Director of LICT Corp, a telecommunications company, a former director of Nine West, Inc., a group of companies in the ladies footwear and accessories business, and served as Chairman of its Audit Committee. Mr. Salibello received his Bachelor’s degree in Accounting from St. Francis College and M.B.A. in Finance from Long Island University.

Trustees — Leadership Structure and Oversight Responsibilities

Overall responsibility for general oversight of the Funds rests with the Board. The Board has appointed Mr. Fahrenkopf as the Lead Independent Trustee. The Lead Independent Trustee presides over executive sessions of the Trustees and also serves between meetings of the Board as a liaison with service providers, officers, counsel, and other Trustees on a wide variety of matters including scheduling agenda items for Board meetings. Designation as such does not impose on the Lead Independent Trustee any obligations or standards greater than or different from other Trustees. The Board has established a Nominating Committee and an Audit Committee to assist the Board in the oversight of the management and affairs of the Funds. The Board also has an ad hoc Proxy Voting Committee. Each of the Nominating, Audit, and ad hoc Proxy Voting Committees are entirely comprised of Independent Trustees. From time to time the Board establishes additional committees or informal working groups to deal with specific matters or assigns one of its members to work with trustees or directors of other funds in the Fund Complex on special committees or working groups that deal with complex-wide matters, such as the multi-fund ad hoc Compensation Committee relating to compensation of the Chief Compliance Officer for all the funds in the Fund Complex. (The Fund Complex also has a separate multi-fund Compensation Committee relating to certain officers of the closed-end funds in the Fund Complex, and some of the Funds’ Trustees may from time to time also serve on this separate committee.)

All of the Funds’ Trustees, other than Mr. Gabelli, are Independent Trustees, and the Board believes they are able to provide effective oversight of the Funds’ service providers. In addition to providing feedback and direction during Board meetings, the Trustees meet regularly in executive session and chair all committees of the Board.

The Funds’ operations entail a variety of risks, including investment, administration, valuation, and a range of compliance matters. Although the Adviser, the sub-administrator, and the officers of the Funds are responsible for managing these risks on a day to day basis within the framework of their established risk management functions, the Board also addresses risk management of the Funds through its meetings and those of the committees and working groups. In particular, as part of its general oversight, the Board reviews with the Adviser at Board meetings the levels and types of risks being undertaken by the Funds, and the Audit Committee discusses the Funds’ risk management and controls with the independent registered public accounting firm engaged by the Funds. The Board reviews valuation policies and procedures and the valuations of specific illiquid securities. The Board also receives periodic reports from the Funds’ Chief Compliance Officer regarding compliance matters relating to the Funds and its major service providers, including results of the implementation and testing of the Funds’ and such providers’ compliance programs. The Board’s oversight function is facilitated by management reporting processes that are designed to provide information to the Board about the identification, assessment and management of critical risks and the controls and policies and procedures used to mitigate those risks. The Board reviews its role in supervising the Funds’ risk management from time to time and may make changes in its discretion at any time.

The Board has determined that its leadership structure is appropriate for the Funds because it enables the Board to exercise informed and independent judgment over matters under its purview, allocates responsibility among committees in a manner that fosters effective oversight and allows the Board to devote appropriate resources to specific issues in a flexible manner as they arise. The Board periodically reviews its leadership structure as well as its overall structure, composition and functioning and may make changes in its discretion at any time.

Standing Board Committees

The Board has established two standing committees in connection with its governance of the Company: the Audit and Nominating Committees, and has also established an ad hoc Proxy Voting Committee. The Company does not have a standing Compensation Committee (although some of the individuals who are Trustees of the Funds participate in multi-fund ad hoc Compensation Committees described above).

The Company’s Audit Committee consists of three members: Messrs. Salibello (Chairman), Colavita, and Fahrenkopf, who are Independent Trustees of the Company. The Audit Committee operates pursuant to a Charter that was most recently reviewed and approved by the Board on November 14, 2023. As set forth in the Charter, the function of the Audit Committee is oversight; it is managements’ responsibility to maintain appropriate systems for accounting and internal control and it is the independent registered public accounting firm’s responsibility to plan and carry out a proper audit. The Audit Committee is generally responsible for reviewing and evaluating issues related to the accounting and financial reporting policies and practices of the Company, its internal controls, and, as appropriate, the internal controls of certain service providers, overseeing the quality and objectivity of the Funds’ financial statements and the audit thereof, and to act as a liaison between the Board and the Company’s independent registered public accounting firm. During the fiscal year ended September 30, 2023, the Audit Committee met once.

The Company’s Nominating Committee consists of three members: Messrs. Melarkey (Chairman), Colavita, and Fahrenkopf, who are Independent Trustees of the Company. The Nominating Committee is responsible for selecting and recommending qualified candidates to the full Board in the event that a position is vacated or created. The Nominating Committee would consider, under procedures adopted by the Board, recommendations by shareholders if a vacancy were to exist. Such recommendations should be forwarded to the Secretary of the Company. The Nominating Committee did not meet during the fiscal year ended September 30, 2023.

The Company’s ad hoc Proxy Voting Committee consists of three members: Messrs. Colavita (Chairman), Fahrenkopf, and Melarkey, who are Independent Trustees of the Company. Under certain circumstances and pursuant to specific procedures and guidelines, the ad hoc Proxy Voting Committee will, in place of the Company’s Adviser, exercise complete control and discretion over the exercise of all rights to vote or consent with respect to certain securities owned by the Company and may also determine to exercise complete control and discretion over the disposition of such securities. The ad hoc Proxy Voting Committee meets periodically on an as-needed basis to consider such matters.

Trustee Ownership of Fund Shares

Set forth in the table below is the aggregate dollar range of equity securities in the Gabelli Media Mogul Fund and Pet Parents’ Fund beneficially owned by each trustee and the aggregate dollar range of equity securities in the Gabelli Fund Complex beneficially owned by each Trustee as of December 31, 2023. None of the Trustees owned shares of other Funds as of December 31, 2023, since those Funds had not commenced operations.

Name of Trustee	Fund	Dollar Rang of Equity Securities Held in each Fund	Aggregate Dollar Range of Equity Securities Held in Fund Complex*
Anthony S. Colavita	Gabelli Media Mogul Fund Gabelli Pet Parents’ Fund	A A	A
Frank J. Fahrenkopf, Jr.	Gabelli Media Mogul Fund Gabelli Pet Parents’ Fund	A A	E
Mario J. Gabelli	Gabelli Media Mogul Fund Gabelli Pet Parents’ Fund	E E	E
Michael J. Melarkey	Gabelli Media Mogul Fund Gabelli Pet Parents’ Fund	C D	E
Salvatore M. Salibello	Gabelli Media Mogul Fund Gabelli Pet Parents’ Fund	A A	E

*	Key to Dollar Ranges - Information as of December 31, 2023.
A.	None
B.	$1 - $10,000
C.	$10,001 - $50,000
D.	$50,001 - $100,000
E.	Over $100,000

Set forth in the table below is the amount of interests beneficially owned, as of December 31, 2023, by certain Independent Trustees or their immediate family members, as applicable, in a holding that may be deemed to be controlled by Mario J. Gabelli and/or affiliates and in that event would be deemed to be under common control with the Fund’s Adviser.

Name of Independent Trustee	Name of Owner and Relationships to Trustee	Company	Title of Class	Value of Interests	Percent of Class
Frank J. Fahrenkopf, Jr.	Same	Gabelli Associates Limited II E	Membership Interests	$1,614,513	1.70%
Michael Melarkey	Same	PMV Consumet Acquisitions Corp.	Warrants	$2	*

*	Indicates that the ownership amount constitutes less than 1% of the total interests outstanding.

Trustee and Officer Compensation

Set forth below is the planned compensation to be received by the Trustees and Officers. No director, officer, or employee of the Distributor, the Adviser or an affiliated company receives any compensation from the Funds for serving as an Officer or Trustee of the Company. The Company pays each Independent Trustee who is not a director, officer, or employee of the Adviser or any of its affiliates $5,000 per annum and $2,500 per meeting attended and $500 per special meeting attended and reimburses each Trustee for related travel and out of pocket expenses. All Board committee members receive $500 per committee meeting attended. The Lead Trustee receives an additional $2,000 per annum, the Chairman of the Audit Committee receives an additional $2,000 per annum, and the Chairman of the Nominating Committee receives an additional $1,000 per annum. A Trustee may receive a single meeting fee, allocated among the participating funds in the Fund Complex, for participation in certain special meetings or committee meetings on behalf of multiple funds.

The following table sets forth compensation earned by each of the Company’s Trustees for the fiscal year ending September 30, 2023, and aggregate compensation paid to them by the Fund Complex for the fiscal year ended September 30, 2023. No Executive Officer or person affiliated with the Company received compensation in excess of $60,000 from the Company for the fiscal year ended September 30, 2023.

Compensation Table

Aggregate Compensation from Registrant (Fiscal Year)

Name of Person and Position	Aggregate Compensation from the Funds	Aggregate Compensation from the Company and the Fund Complex*

INTERESTED TRUSTEES:
Mario J. Gabelli	$0	$0

INDEPENDENT TRUSTEES:
Anthony S. Colavita	$16,000	$170,750	(22)
Frank J. Fahrenkopf, Jr	$17,000	$159,000	(11)
Michael J. Melarkey	$16,000	$198,000	(23)
Kuni Nakamura (deceased)	$16,000	$359,375	(37)
Salvatore M. Salibello	$18,000	$94,000	(6)

*	The parenthetical number represents the number of investment companies (including the Funds or portfolios thereof) from which such person receives compensation and which are considered part of the same Fund Complex as the Company because they have common or affiliated investment advisers.

Code of Ethics

The Company, its Adviser, and Distributor have adopted a code of ethics (the “Code of Ethics”) under Rule 17j-1 of the 1940 Act. The Code of Ethics permits personnel, subject to the Code of Ethics and its restrictive provisions, to invest in securities, including securities that may be purchased or held by the Funds.

Proxy Voting Policies

The Company, on behalf of the Funds, has delegated the voting of portfolio securities to the Adviser. The Adviser has adopted proxy voting policies and procedures (the “Proxy Voting Policy”) for the voting of proxies on behalf of client accounts for which the Adviser has voting discretion, including the Funds. Under the Proxy Voting Policy, portfolio securities held by a Fund are to be voted in the best interests of that Fund.

Normally, the Adviser exercises proxy voting discretion on particular types of proposals in accordance with guidelines (the “Proxy Voting Guidelines”) set forth in the Proxy Voting Policy. The Proxy Voting Guidelines address, for example, proposals to elect the board of directors, to classify the board of directors, to select the independent registered public accounting firm, to issue blank check preferred stock, to use confidential ballots, to eliminate cumulative voting, to require shareholder ratification of poison pills, to support fair price provisions, to require a supermajority shareholder vote for charter or bylaw amendments, to provide for director and officer indemnification and liability protection, to increase the number of authorized shares of common stock, to allow greenmail, to limit shareholders’ rights to call special meetings, to consider the non-financial effects of a merger, to limit shareholders’ rights to act by written consent, to approve executive and director compensation plans (including golden parachutes), to limit executive and director pay, to approve stock option plans, to opt in or out of state takeover statutes, and to approve mergers, acquisitions, corporate restructuring, spin-offs, buyouts, asset sales, or liquidations.

A Proxy Voting Committee (“Committee”) comprised of senior representatives of the Adviser and its affiliated investment advisers has the responsibility for the content, interpretation, and application of the Proxy Voting Guidelines. In general, the Director of Proxy Voting Services, using the Proxy Guidelines, and the analysts of GAMCO Investors, Inc. (“GAMI”), will determine how to vote on each issue. For non-controversial matters, the Director of Proxy Voting Services may vote the proxy if the vote is: (1) consistent with the recommendations of an issuer’s board of directors/trustees and not contrary to the Proxy Guidelines; (2) consistent with the recommendations of an issuer’s board of directors/trustees and is a non-controversial issue not covered by the Proxy Guidelines; or (3) the vote is contrary to the recommendations of the board of directors/trustees but is consistent with the Proxy Guidelines. In those instances, the Director of Proxy Voting Services or the Chairman of the Committee may sign and date the proxy statement indicating how each issue will be voted. The Adviser subscribes to Institutional Shareholders Services (“ISS”) and Glass Lewis & Co. LLC (“Glass Lewis”), which supplies current information on companies, matters being voted on, regulations, trends in proxy voting and information on corporate governance issues. The information provided by ISS and Glass Lewis is for informational purposes only.

All matters identified by the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department as controversial, taking into account the recommendations of the analysts of GAMI, will be presented to the Proxy Voting Committee. If the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department has identified the matter as one that (1) is controversial; (2) would benefit from deliberation by the Proxy Voting Committee; or (3) may give rise to a conflict of interest between the Adviser and its clients, the Chairman of the Committee will initially determine what vote to recommend that the Advisers should cast and the matter will go before the Committee.

For matters submitted to the Committee, each member of the Committee will receive, prior to the meeting, a copy of the proxy statement, a summary of any views provided by the Chief Investment Officer and any recommendations by GAMI analysts. The Chief Investment Officer or the GAMI analyst may be invited to present their viewpoints. If the Director of Proxy Voting Services or the Legal Department believe that the matter before the Committee is one with respect to which a conflict of interest may exist between the Adviser and its clients, counsel may provide an opinion to the Committee concerning the conflict. If the matter is one in which the interests of the clients of one or more Advisers may diverge, counsel may so advise and the Committee may make different recommendations as to different clients. For any matters where the recommendation may trigger appraisal rights, counsel may provide an opinion concerning the likely risks and merits of such an appraisal action.

Where a proxy proposal raises a material conflict between the interests of the Funds’ shareholders on the one hand, and those of the Funds’ Adviser and/or the principal underwriters, on the other hand, the conflict will be brought to the ad hoc Proxy Voting Committee of the Company to determine a resolution.

Each matter submitted to the Committee will be determined by the vote of a majority of the members present at the meeting. Should the vote concerning one or more recommendations be tied in a vote of the Committee, the Chairman of the Committee will cast the deciding vote. The Committee will notify the proxy department of its decisions and the proxies will be voted accordingly.

The Company files Form N-PX with its complete proxy voting record for the twelve months ended June 30 no later than August 31 of each year. This filing is available without charge, upon request, by calling toll-free (800) 422-3554 and on the SEC’s website at www.sec.gov.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

As of December 31, 2023, the following persons were known to own of record or beneficially 5% or more of the outstanding voting securities of any Fund.

NAME AND ADDRESS		% OF CLASS	OWNERSHIP

Media Mogul Fund:

Class A	Gabelli Funds LLC Rye, NY 10580-1422	100%	Beneficial

Media Mogul Fund:

Class I	Mario J. Gabelli and affiliates Greenwich, CT 06830	69.78%	Beneficial

	MAC & Co Attn: Mutual Fund Operations Pittsburgh, PA 15219-2502	40.08%	Record*

	Wells Fargo Clearing Services LLC Special Custody Acct FBO Exclusive Benefit Of Customer St. Louis, MO 63103-2523	21.83%	Record*

	SEI Private Trust Company c/o Mellon Bank Attn Mutual Funds Admin Oaks, PA 19456-9989	11.66%	Record*

	National Financial Services LLC For Exclusive Benefit of Our Customers Attn: Mutual Funds Dept 4th Fl. Jersey City, NJ 07310-1995	9.83%	Record*

NAME AND ADDRESS		% OF CLASS		OWNERSHIP

Pet Parents’ Fund:

Class A	RBC Capital Markets LLC Mutual Fund Omnibus Processing Attn: Mutual Fund OPS Manager Minneapolis, MN 55401-7554	94.25%		Record*

Pet Parents’ Fund:

Class I	Mario J. Gabelli and affiliates Greenwich, CT 06830	39.91	%(a)	Beneficial

	Charles Schwab & Co Inc. Reinvest Account Attn: Mutual Fund Dept. San Francisco, CA 94105-1901	8.59%		Record*

*	Beneficial ownership is disclaimed.
(a)	Includes shares of Media Mogul Fund and Pet Parents’ Fund beneficially owned by Mr. Gabelli as a result of his position as a controlling person of certain shareholders. It also includes 6.51% of the shares of Media Mogul Fund and 2.80% of the shares of Pet Parents’ that are held by discretionary client accounts of GAMCO Asset Management Inc., which are also included under Wells Fargo Clearing Services LLC. Mr. Gabelli disclaims beneficial ownership of shares held by discretionary client accounts of GAMCO Asset Management Inc.

As of December 31, 2023, as a group, the Officers and Trustees, excluding Mario J. Gabelli, beneficially owned 0.43% and 1.42% of the Media Mogul Fund and Pet Parents’ Fund, respectively.

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser

The Adviser, a New York limited liability company and registered investment adviser under the Investment Advisers Act of 1940, as amended, serves as an investment adviser to registered investment companies as well as one fund that trades on the London Stock Exchange and three funds within a Luxembourg SICAV, with combined aggregate net assets of approximately $19.1 billion as of September 30, 2023. The Adviser is a wholly owned subsidiary of GAMI. Mr. Mario J. Gabelli may be deemed a “controlling person” of the Adviser on the basis of his controlling interest in GAMI, a New York corporation, whose Class A Common Stock is traded on the OTCQX under the symbol, “GAMI.”. Mr. Gabelli owns a majority of the stock of GGCP which holds a majority of the capital stock and voting power of GAMI. The Adviser has several affiliates that provide investment advisory services: GAMCO Asset Management Inc., a wholly owned subsidiary of GAMI, acts as investment adviser for individuals, pension trusts, profit sharing trusts, and endowments, and as a sub-adviser to certain third party investment funds, which include registered investment companies, having assets under management of approximately $10.1 billion as of September 30, 2023; Teton Advisors, LLC (previously Teton Advisors, Inc., with assets under management of approximately $1.3 billion as of September 30, 2023), and its affiliated investment adviser, Keeley-Teton Advisers, LLC acts as investment adviser to The TETON Westwood Funds and separately managed accounts; and Gabelli & Company Investment Advisers, Inc. (formerly, Gabelli Securities, Inc.), a wholly owned subsidiary of Associated Capital Group, Inc. (“Associated Capital”), acts as investment adviser for certain alternative investment products, consisting primarily of risk arbitrage and merchant banking limited partnerships and offshore companies, with assets under management of approximately $1.59 billion as of September 30, 2023. Teton Advisors, Inc. was spun off by GAMI in March 2009 and is an affiliate of GAMI by virtue of Mr. Gabelli’s ownership of GGCP, the principal shareholder of Teton Advisors, Inc., the parent company of Teton Advisors, LLC, as of September 30, 2023. Effective December 31, 2021, Teton Advisors, Inc. completed a reorganization by transferring its entire business operations and personnel to a new wholly-owned subsidiary, Teton Advisors, LLC. Associated Capital was spun off from GAMI on November 30, 2015, and is an affiliate of GAMI by virtue of Mr. Gabelli’s ownership of GGCP, the principal shareholder of Associated Capital.

The Adviser has sole investment discretion for the Funds’ assets under the supervision of the Company’s Board and in accordance with the Funds’ stated policies. The Adviser will select investments for the Funds and will place purchase and sale orders on behalf of the Funds.

Affiliates of the Adviser may, in the ordinary course of their business, acquire for their own account or for the accounts of their advisory clients, significant (and possibly controlling) positions in the securities of companies that may also be suitable for investment by the Funds. The securities in which the Funds might invest may thereby be limited to some extent. For instance, many companies in the past several years have adopted so-called “poison pill” or other defensive measures designed to discourage or prevent the completion of non-

negotiated offers for control of the company. Such defensive measures may have the effect of limiting the shares of the company that might otherwise be acquired by the Funds if the affiliates of the Adviser or their advisory accounts have or acquire a significant position in the same securities. However, the Adviser does not believe that the investment activities of its affiliates will have a material adverse effect upon the Funds in seeking to achieve their investment objectives.

Securities purchased or sold pursuant to contemporaneous orders entered on behalf of the investment company accounts of the Adviser or the advisory accounts managed by its affiliates for their unaffiliated clients are allocated pursuant to principles believed to be fair and not disadvantageous to any such accounts. In addition, all such orders are accorded priority of execution over orders entered on behalf of accounts in which the Adviser or its affiliates have a substantial pecuniary interest. The Adviser may on occasion give advice or take action with respect to other clients that differs from the actions taken with respect to the Funds. The Funds may invest in the securities of companies which are investment management clients of GAMCO. In addition, portfolio companies or their officers or directors may be minority shareholders of the Adviser or its affiliates.

The Adviser currently serves as investment adviser to the Funds pursuant to investment advisory contracts (the “Contracts”). Pursuant to the Contracts, the Adviser furnishes a continuous investment program for each Fund’s portfolio, makes the day to day investment decisions for the Funds, arranges the portfolio transactions for each Fund, and manages each Fund’s investments in accordance with the stated policies of each Fund, subject to the general supervision of the Board.

Under the Contracts, the Adviser also: (i) maintains the Funds’ books and records, such as journals, ledger accounts and other records in accordance with applicable laws and regulations to the extent not maintained by the Funds’ custodian, transfer agent and dividend disbursing agent, The Bank of New York Mellon (the “Custodian”) and SS&C Global Investor & Distribution Solutions, Inc. (“Transfer Agent” and “Dividend Disbursing Agent”); (ii) transmits purchase and redemption orders for the Funds’ shares to the extent not transmitted by the Funds’ Distributor or others who purchase and redeem shares; (iii) initiates all money transfers to the Funds’ Custodian and from the Funds’ Custodian for the payment of the Funds’ expenses, investments, dividends and share redemptions; (iv) reconciles account information and balances among the Funds’ Distributor, Adviser, Custodian, Transfer Agent and Dividend Disbursing Agent; (v) provides each Fund, upon request, with such office space and facilities, utilities and office equipment as are adequate for the Fund’s needs; (vi) prepares, but does not pay for, all reports by the Company, on behalf of the Funds, to its shareholders and all reports and filings required to maintain the registration and qualification of the Funds’ shares under federal and state law including periodic updating of the Company’s registration statement and prospectus (including its Statement of Additional Information); (vii) supervising the calculation of the net asset value of the Funds’ shares; (viii) preparing notices and agendas for meetings of the Funds’ shareholders and the Company’s Board as well as minutes of such meetings in all matters required by applicable law to be acted upon by the Board; and (ix) oversee the performance of administrative and professional services to a Fund by others, including BNY Mellon Investment Servicing (US) Inc., the Funds’ sub-administrator (the “Sub-Administrator”), the Funds’ Custodian, Transfer Agent and Dividend Disbursing Agent, as well as accounting, auditing, and other services performed for the Funds.

The Contracts provide that absent willful misfeasance, bad faith, gross negligence, or reckless disregard of its duty, the Adviser and its employees, officers, directors, and controlling persons are not liable to the Funds or any of their investors for any act or omission by the Adviser or for any error of judgment or for losses sustained by the Funds. However, the Contracts provide that the Funds are not waiving any rights it may have with respect to any violation of law which cannot be waived. The Contracts also provide indemnification for the Adviser and each of these persons for any conduct for which they are not liable to the Funds. The Contracts in no way restrict the Adviser from acting as adviser to others. The Funds have agreed by the terms of its Contract that the word “Gabelli” in its name is derived from the name of the Adviser which in turn is derived from the name of Mario J. Gabelli; that such name is the property of the Adviser for copyright and/or other purposes; and that, therefore, such name may be freely used by the Adviser for other investment companies, entities, or products. The Funds have further agreed that in the event that for any reason, the Adviser ceases to be its investment adviser, the Fund will, unless the Adviser otherwise consents in writing, promptly take all steps necessary to change its name to one which does not include “Gabelli.”

By their terms, the Contracts will remain in effect from year to year, provided each such annual continuance is specifically approved by the Company’s Board or by a “majority” (as defined pursuant to the 1940 Act) vote of its shareholders and, in either case, by a majority vote of the Independent Trustees cast in person at a meeting called specifically for the purpose of voting on the continuance of the Contracts. The Contracts are terminable without penalty by each Fund on sixty days’ written notice when authorized either by a majority vote of its outstanding voting shares or by a vote of a majority of its Board, or by the Adviser on sixty days’ written notice, and will automatically terminate in the event of its “assignment” as defined by the 1940 Act. A discussion regarding the basis of the Board’s approval of the investment advisory agreements is available in the Trust’s next available report to shareholders.

As compensation for the Adviser’s services and related expenses borne by the Adviser, each Fund pays the Adviser a fee computed daily and payable monthly at the annual rate of 1.00% of each Fund’s net assets. For the last fiscal year ended September 30, each Fund paid investment advisory fees to the Adviser amounting to:

Advisory Fees Paid to Adviser by Each Fund

(Fiscal years ended September 30)

	2021	2022	2023
Media Mogul Fund	$52,860	$50,398	$40,178
Pet Parents’ Fund	$47,668	$49,318	$37,889

The Adviser has contractually agreed to waive its investment advisory fees and/or to reimburse expenses of each Fund to the extent necessary to maintain the total annual fund operating expenses after fee waiver and expense reimbursement (excluding brokerage costs, acquired fund fees and expenses, interest, taxes, and extraordinary expenses) at no more than 1.15% and 0.90%, respectively, of Class A and Class I Shares’ average daily net assets. Under this same arrangement, each Fund has also agreed, during the three year period following the date of any such waiver or reimbursement by the Adviser, to repay such amount, but only to the extent such Fund is able to do so without exceeding the lesser of (1) the expense limit in effect at the time of the waiver or reimbursement, as applicable, or (2) the expense limit in effect at the time of recoupment after giving effect to the repayment.

Portfolio Manager Information

Other Accounts Managed

The table below provides summary information regarding other accounts for which each portfolio manager was primarily responsible for day-to-day management during the fiscal year ended September 30, 2023.

EXCLUDES MEDIA MOGUL FUND

Name of Portfolio Manager	Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
Christopher J. Marangi	Registered Investment Companies:	8	$6.5 billion	3	$4.5 billion
	Other Pooled Investment Vehicles:	1	$4.17 million	0	$0
	Other Accounts:	265	$0.7 billion	0	$0

EXCLUDES PET PARENTS’ FUND

Name of Portfolio Manager	Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
Daniel M. Miller	Registered Investment Companies:	2	$1.9 billion	1	$1.86 billion
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	24	$36.3 million	0	$0

EXCLUDES FOOD OF ALL NATIONS FUND

Name of Portfolio Manager	Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
Kevin V. Dreyer	Registered Investment Companies:	6	$6.4 billion	2	$14.5 billion
	Other Pooled Investment Vehicles:	11	$4.1 million	0	$0
	Other Accounts:	257	$648.1 million	0	$0

EXCLUDES RBI FUND

Name of Portfolio Manager	Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
Brian Sponheimer	Registered Investment Companies:	3	$4.2 billion	1	$2.5 billion
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	8	$1.9 million	0	$0

Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager also has day to day management responsibilities with respect to one or more other accounts. These potential conflicts include:

Allocation of Limited Time and Attention. Because the portfolio manager manages more than one account, they may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as if they were to devote substantially more attention to the management of only a Fund.

Allocation of Limited Investment Opportunities. If the portfolio manager identifies an investment opportunity that may be suitable for multiple accounts, a Fund or Funds may not be able to take full advantage of that opportunity because the opportunity may need to be allocated among these accounts or other accounts managed primarily by other portfolio managers of the Adviser and its affiliates.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the accounts for which they exercise investment responsibility, or may decide that certain of these accounts should take differing positions with respect to a particular security. In these cases, a portfolio manager may execute differing or opposite transactions for one or more accounts which may affect the market price of the security or the execution of the transactions, or both, to the detriment of one or more other accounts.

Selection of Broker-Dealers. A portfolio manager may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds or accounts that he or she supervises. In addition to providing execution of trades, some brokers and dealers provide the Adviser with brokerage and research services. These services may be more beneficial to certain funds or accounts of the Adviser and its affiliates than to others. Although the payment of brokerage commissions is subject to the requirement that the Adviser determines in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to a fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds or other accounts that the Adviser and its affiliates manage. In addition, with respect to certain types of accounts (such as pooled investment vehicles and other accounts managed for organizations and individuals), the Adviser may be limited by the client concerning the selection of brokers or may be instructed to direct trades to particular brokers. In these cases, the Adviser or its affiliates may place separate, non-simultaneous transactions in the same security for a Fund and another account that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other account. Because of Mr. Gabelli’s position with the Funds’ Distributor and his indirect majority ownership interest in the Distributor, he may have an incentive to use the Distributor to execute portfolio transactions for the Funds even if using the Distributor is not in the best interest of the Funds.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to a portfolio manager differ among the accounts that they manage. If the structure of the Adviser’s management fee or a portfolio manager’s compensation differs among accounts (such as where certain accounts pay higher management fees or performance-based management fees), the portfolio manager may be motivated to favor certain accounts over others. The portfolio manager also may be motivated to favor accounts in which they have investment interests, or in which the Adviser or its affiliates have investment interests. In Mr. Gabelli’s case, the Adviser’s compensation (and expenses) for the Funds are marginally greater as a percentage of assets than for certain other accounts and are less than for certain other accounts managed by Mr. Gabelli, while his personal compensation structure varies with near-term performance to a greater degree in certain performance fee based accounts than with non-performance fee based accounts. In addition, he has investment interests in several of the funds managed by the Adviser and its affiliates. Similarly, the desire to maintain assets under management or to enhance a portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those accounts that could most significantly benefit that portfolio manager.

The Adviser and the Funds have adopted compliance policies and procedures that are reasonably designed to address the various conflicts of interest that may arise for the Adviser and its staff members. However, there is no guarantee that such policies and procedures will be able to detect and address every situation in which an actual or potential conflict may arise.

Compensation Structure for Portfolio Managers

The compensation of the portfolio managers for the Funds is structured to enable the Adviser to attract and retain highly qualified professionals in a competitive environment. The portfolio managers receive a compensation package that includes a minimum draw or base salary, equity based incentive compensation via awards that may include restricted stock, and incentive based variable compensation based on a percentage of net revenue received by the Adviser for managing each Fund to the extent that the amount exceeds a minimum level of compensation. Net revenues are determined by deducting from gross investment management fees certain of the firm’s expenses (other than the respective portfolio manager’s compensation) allocable to a Fund (the incentive based variable compensation for managing other accounts is also based on a percentage of net revenues to the investment adviser for managing the account). The portfolio managers receive similar incentive based variable compensation for managing other accounts for GAMCO Asset

Management, Inc. based on gross revenue. The compensation for managing accounts that have a performance based fee will have two components. One component is based on a percentage of net revenues received by the Adviser for managing the account. The second component is based on absolute performance of the account, with respect to which a percentage of the net performance fee is paid to a portfolio manager. These methods of compensation are based on the premise that superior long term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. The level of equity based incentive and incentive based variable compensation is based on an evaluation by the Adviser’s parent, GAMI, of quantitative and qualitative performance evaluation criteria.

Ownership of Shares in the Fund

Set forth in the table below is the dollar range of equity securities in the Gabelli Media Mogul Fund and Gabelli Pet Parents’ Fund beneficially owned by each of the portfolio managers:

Name	Fund	Dollar Range of Equities Securities Held in each Fund*
Christopher J. Marangi	Gabelli Media Mogul Fund	E
Daniel M. Miller	Gabelli Pet Parents’ Fund	E

*	Key to Dollar Ranges - Information as of September 30, 2023.
A.	None
B.	$1 - $10,000
C.	$10,001 - $50,000
D.	$50,001 - $100,000
E.	$100,001 - $500,000
F.	$500,001 - $1,000,000
G.	Over $1,000,000

No portfolio manager or Trustee owns shares of other Funds as of the date of this SAI, which is prior to the inception date of those Funds in the Company.

The Sub-Administrator

The Adviser has entered into an agreement (the “Sub-Administration Agreement”) with BNY Mellon Investment Servicing (US) Inc., (the “Sub-Administrator”), which is located at 301 Bellevue Parkway, Wilmington, Delaware 19809. Under the Sub-Administration Agreement, the Sub-Administrator (a) assists in supervising all aspects of the Company’s operations except those performed by the Adviser under its advisory agreement with the Funds; (b) supplies the Funds with office facilities (which may be in the Sub-Administrator’s own offices), statistical and research data, data processing services, clerical, accounting, and bookkeeping services, including, but not limited to, the calculation of the NAV per share of each Fund, internal auditing and regulatory administration services, internal executive and administrative services, and stationery and office supplies; (c) prepares and distributes materials for all Board Meetings including the mailing of all Board materials and collates the same materials into the Board books and assists in the drafting of minutes of the Board meetings; (d) prepares reports to Company shareholders, tax returns, and reports to and filings with the SEC and state “Blue Sky” authorities; (e) provides any equipment or services necessary for the purpose of pricing shares or valuing each Fund’s investment portfolio; (f) provides compliance testing of all Fund activities against applicable requirements of the 1940 Act and the rules thereunder, the Code, and each Fund’s investment restrictions; (g) furnishes to the Adviser such statistical and other factual information and information regarding economic factors and trends as the Adviser from time to time may require; and (h) generally provides all administrative services that may be required for the ongoing operation of the Company in a manner consistent with the requirements of the 1940 Act.

For the services it provides, the Adviser pays the Sub-Administrator an annual fee based on the value of the aggregate average daily net assets of all funds under its administration managed by the Adviser and its affiliates as follows: up to $10 billion: 0.0275%; $10 billion to $15 billion: 0.0125%; $15 billion to $20 billion: 0.01%; over $20 billion: 0.008%. The Sub-Administrator’s fee is paid by the Adviser and will result in no additional expenses to the Fund.

Counsel

Paul Hastings LLP, 200 Park Avenue, New York, New York 10166, serves as the Company’s legal counsel.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP (“PwC”), 300 Madison Avenue, New York, New York 10017, independent registered public accounting firm, has been selected to audit the annual financial statements. PwC provides audit services and tax return preparation services in connection with the Funds.

Custodian, Transfer Agent, and Dividend Disbursing Agent

The Bank of New York Mellon, located at 240 Greenwich Street, New York, New York, 10286, is the custodian for each Fund’s cash and securities. SS&C Global Investor & Distribution Solutions, Inc. (“SS&C GIDS” or the “Transfer Agent”), located at 430 W 7th Street, Suite 219204, Kansas City, Missouri 64105-1407, performs shareholder services, and acts as the Funds’ transfer agent and dividend disbursing agent. Neither Bank of New York Mellon nor SS&C GIDS assists in or is responsible for investment decisions involving assets of the Funds.

Distributor

To implement the Fund’s Rule 12b-1 Plans, the Fund has entered into a Distribution Agreement with G.distributors, LLC, a Delaware limited liability company which is a wholly owned subsidiary of GAMI, having principal offices located at One Corporate Center, Rye, New York 10580-1422. The Distributor acts as agent of the Fund for the continuous offering of its shares on a best effort basis. Expenses normally attributable to the sale of Fund shares which are not paid by the Fund are paid by the Distributor. The Distributor may enter into selling agreements with registered broker-dealers (“Soliciting Broker-Dealers”) pursuant to which the Distributor may reallow the sales charge to Soliciting Broker-Dealers in accordance with the schedule set forth in the applicable prospectus.

Set forth in the table below are the amounts of sales commissions and underwriting fees on Class A shares and contingent deferred sales charges (“CDSC”) for Class A and Class I shares received and retained by the Distributor:

Sales Commissions for the Years Ended September 30

	2021		2022		2023
Share Class	Commissions	Retained by Distributor	Commissions	Retained by Distributor	Commissions	Retained by Distributor
Class A Sales Commissions	–	–	–	–	–	–
Class A CDSCsa	–	–	–	–	–	–
Class I CDSCs	–	–	–	–	–	–

Set forth in the table below are the amounts of brokerage commissions and other compensation received by the Distributor during the fiscal year ended September 30, 2023:

	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions*	Other Compensation
Media Mogul Fund	–	–	$130	–
Pet Parents’ Fund	–	–	–	–

*	Amounts of brokerage commissions were received and retained by G.research, an affiliate of the Adviser and Distributor.

G.distributors, a Delaware limited liability company and a wholly owned subsidiary of GAMI, having its principal offices located at One Corporate Center, Rye, New York 10580-1422, is each Fund’s distributor. The Distributor acts as agent of each Fund’s shares on a best efforts basis. The Distributor also acts as distributor for other funds in the Fund Complex. The Distributor’s principal address is One Corporate Center, Rye, New York 10580-1422.

Pursuant to the Distribution Agreement, the Company, severally and not jointly, has agreed to indemnify the Distributor for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from the Distributor’s willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations under the Distribution Agreement.

DISTRIBUTION PLANS - Media Mogul Fund and Pet Parents’ Fund Only

The Pet Parents’ Fund and the Media Mogul Fund have adopted separate distribution and service plans (each a “Plan” and collectively the “Plans”) pursuant to Rule 12b-1 under the 1940 Act on behalf of the Class A Shares. Pursuant to the Plans, payments may be made by the Pet Parents’ Fund and the Media Mogul Fund under each Plan for the purpose of financing any activity primarily intended to result in the sales of shares of the class to which such Plan relates as determined by the Board. Such activities typically include advertising; compensation for sales and marketing activities of the Distributor and other banks, broker-dealers, and service providers; shareholder account servicing; production and dissemination of prospectus and sales and marketing materials; and capital or other expenses of associated equipment, rent, salaries, bonuses, interest, and other overhead. To the extent any activity is one which the Pet

Parents’ Fund or Media Mogul Fund may finance without a distribution plan, either Fund may also make payments to finance such activity outside of its Plan and not be subject to its limitations. Payments under the Plans are not dependent on distribution expenses actually incurred by the Distributor. The Plans compensate the Distributor regardless of expense, and accordingly a portion of the payments by either Fund may be used indirectly to finance distribution activities on behalf of other funds in the Fund Complex and a portion of the payments by such other funds may be used to finance distribution activities on behalf of either Fund. The Plans are intended to benefit both Funds by, among other things, increasing its assets and thereby reducing each Fund’s expense ratio.

Under their terms, each Plan remains in effect so long as its continuance is specifically approved at least annually by vote of the applicable Fund’s Board, including a majority of the Independent Directors. Neither Plan may be amended to increase materially the amount to be spent for services provided by the Distributor thereunder without shareholder approval, and all material amendments of either Plan must also be approved by the Board in the manner described above. Each Plan may be terminated at any time, without penalty, by a vote of a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the applicable Fund. Under each Plan, the Distributor will provide the Directors with periodic reports of amounts expended under such Plan and the purpose for which such expenditures were made.

Pursuant to the Plans, each Fund pays the Distributor 0.25% of its average daily net assets of Class A shares. Due to the possible continuing nature of Rule 12b-1 payments, long term investors may pay more than the economic equivalent of the maximum front-end sales charge permitted by the Financial Industry Regulatory Authority, Inc. (“FINRA”). Pursuant to the Distribution Agreement, each Fund appoints the Distributor as its general distributor and exclusive agent for the sale of the Fund’s shares. Each Fund has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under federal securities laws. The Distribution Agreement shall remain in effect from year to year provided that continuance of such agreement shall be approved at least annually (a) by each Fund’s Board, including a vote of a majority of the Independent Directors cast in person at a meeting called for the purpose of voting on such approval or (b) by the vote of the holders of a majority of the outstanding securities of each Fund and by a vote of the majority of the Independent Directors cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated by either party thereto upon sixty days written notice.

Pursuant to each Plan, the Board will review at least quarterly a written report of the distribution expenses incurred on behalf of each class of shares of both Funds by the Distributor. The report includes an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plans remain in effect, the selection and nomination of Independent Directors shall be limited to the Independent Directors.

The amounts included in the previous paragraph as third party servicing fees include amounts paid to the providers of various programs that make shares available to their customers. Subject to tax limitations and approvals by the Board, each Fund also makes payments to the providers of these programs, out of its assets other than Rule 12b-1 payments, in amounts not greater than the savings of expenses each Fund would incur in maintaining shareholder accounts for those who invest in the Fund directly rather than through these programs. The Adviser and its affiliates may also pay for all or a portion of these program’s charges out of their financial resources other than Rule 12b-1 fees.

Class A shares are being offered for the first time shortly after the effective date of this registration statement and Class I shares of the Media Mogul Fund and the Pet Parents’ Fund began being offered to the public on December 1, 2016, and June 19, 2018, respectively.

Shares of each Fund may also be purchased through shareholder agents that are not affiliated with the Fund or the Distributor. There is no sales or service charge imposed by either Fund other than as described in each Fund’s prospectus under the “Classes of Shares” section, but agents who do not receive distribution payments or sales charges may impose a charge to the investor for their services. Such fees may vary among agents, and such agents may impose higher initial or subsequent investment requirements than those established by either Fund. Services provided by broker-dealers may include allowing the investor to establish a margin account and to borrow on the value of each Fund’s shares in that account. It is the responsibility of the shareholder’s agent to establish procedures which would assure that upon receipt of an order to purchase shares of either Fund, the order will be transmitted so that it will be received by the Distributor before the time when the price applicable to the buy order expires.

No Independent Director of either Fund had a direct or indirect financial interest in the operation of either Plan or their related agreements. Those interested persons who beneficially own stock in affiliates of the Adviser or the Distributor or are employed by one of the Gabelli companies may be deemed to have an indirect financial interest.

PORTFOLIO TRANSACTIONS AND BROKERAGE

The Adviser and its affiliates currently serve as investment adviser to a number of investment companies and private account clients and may in the future act as adviser to others. It is the policy of the Adviser and its affiliates to allocate investments suitable and appropriate for each such client in a manner believed by the Adviser to be equitable to each client. In making such allocations among the Funds and other client accounts, the main factors considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Funds and other client accounts.

Under each Contract the Adviser is authorized on behalf of each Fund to employ brokers to effect the purchase or sale of portfolio securities with the objective of obtaining prompt, efficient, and reliable execution and clearance of such transactions at the most favorable price obtainable (“best execution”) at a reasonable expense. The Adviser is permitted to (1) direct Fund portfolio brokerage to G.research, LLC (“G.research”), an affiliate of the Adviser and a broker-dealer member of FINRA; and (2) pay commissions to brokers other than G.research which are higher than what might be charged by another qualified broker to obtain brokerage and/or research services considered by the Adviser to be useful or desirable for its investment management of the Funds and/or other advisory accounts under the management of the Adviser and any investment adviser affiliated with it. The Adviser does not consider the sales of shares of the Funds or other investment funds managed by the Adviser and its affiliates by brokers, including G.research, as a factor in its selection of brokers or dealers for each Fund’s portfolio transactions and has adopted compliance policies and procedures for itself and its affiliates to prevent any such transactions on that basis.

Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions, which may vary among brokers. Transactions in securities other than those for which a securities exchange is the principal market are generally executed through a principal market maker. However, such transactions may be effected through a brokerage firm and a commission is paid whenever it appears that the broker can obtain a price that is at least as favorable taking into account its commissions. In general, there may be no stated commission on principal transactions in OTC securities, but the prices of such securities usually include undisclosed commissions or markups. Option transactions will usually be effected through a broker and a commission will be charged. Each Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation generally referred to as a concession or discount.

The Adviser currently serves as investment adviser to a number of investment company clients and private accounts and may in the future act as adviser to others. Affiliates of the Adviser act as investment adviser to numerous private accounts and adviser to other investment companies. It is the policy of the Adviser and its affiliates to cause purchase and sale transactions to be allocated among the Funds and others whose assets they manage in such manner as it deems equitable. In making such allocations among the Funds and other client accounts, the main factors considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinions of the persons responsible for managing the portfolios of the Funds and other client accounts.

The policy of each Fund regarding purchases and sales of securities and options for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient execution of transactions. In seeking to implement each Fund’s policies, the Adviser effects transactions with those brokers and dealers who the Adviser believes can obtain the most favorable prices and are capable of providing efficient executions. If the Adviser believes such price and execution are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers or dealers who also furnish research and other services to the Funds or the Adviser of the type described in Section 28(e) of the Exchange Act. In doing so, the Funds may also pay higher commission rates than the lowest available when the Adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction. Such services may include, but are not limited to, any one or more of the following: (i) information as to the availability of securities for purchase or sale; (ii) statistical or factual information or opinions pertaining to investments; (iii) wire services; and (iv) appraisals or evaluations of potential and existing investments.

Research services furnished by brokers or dealers through which the Funds effect security transactions are used by the Adviser and its advisory affiliates in carrying out their responsibilities with respect to all of their accounts over which they exercise investment discretion. Such investment information may be useful only to one or more of such other accounts. The purpose of this sharing of research information is to avoid duplicative charges for research provided by brokers and dealers. Neither the Funds nor the Adviser has any agreement or legally binding understanding with any broker or dealer regarding any specific amount of brokerage commissions which will be paid in recognition of such services. However, in determining the amount of portfolio commissions directed to such brokers or dealers, the Adviser considers the level of services provided and, based on such determinations, the Adviser allocated brokerage commissions of $2,129 for Media Mogul Fund and $300 for Pet Parents’ Fund, respectively, on portfolio transactions in the principal amount of $644,111 and $53,849 for Media Mogul Fund and Gabelli Pet Parents’ Fund, respectively, during the fiscal year ended September 30, 2023. The average commissions on these transactions were $0.03, and $0.04 per share for Media Mogul Fund, and Gabelli Pet Parents’ Fund, respectively.

The following tables set forth certain information regarding the Media Mogul Fund and Pet Parents’ Fund’s payment of brokerage commissions for the past year:

Media Mogul Fund

	Year ended September 30,	Commissions Paid
Total Brokerage Commissions	2021	$4,860
	2022	$3,141
	2023	$5,471
% of Total Brokerage Commissions paid to G.research	2023	2.37%
% of Total Transactions involving Commissions paid to G.research	2023	8.26%

Pet Parents’ Fund

	Year ended September 30,	Commissions Paid
Total Brokerage Commissions	2021	$717
	2022	$577
	2023	$999
% of Total Brokerage Commissions paid to G.research	2023	0.00%
% of Total Transactions involving Commissions paid to G.research	2023	0.00%

Investment research obtained by allocations of a Fund’s brokerage is used to augment the scope and supplement the internal research and investment strategy capabilities of the Adviser but does not reduce the overall expenses of the Adviser to any material extent. Such investment research may be in written form or through direct contact with individuals and includes information on particular companies and industries as well as market, economic, or institutional activity areas. Research services furnished by brokers through which a Fund effects securities transactions are used by the Adviser and its advisory affiliates in carrying out their responsibilities with respect to all of their accounts over which they exercise investment discretion. Such investment information may be useful only to one or more of the other accounts of the Adviser and its advisory affiliates, and research information received for the commissions of those particular accounts may be useful both to a Fund and one or more of such other accounts.

The Adviser may also place orders for the purchase or sale of portfolio securities with G.research when it appears that, as an introducing broker or otherwise, G.research can obtain a price, execution, and commission which is at least as favorable as that obtainable by other qualified brokers and at a commission rate at least as favorable as it provides to its best customers for similar transactions. As required by Rule 17e-1 under the 1940 Act, the Board has adopted procedures which provide that the commissions paid to G.research on brokerage transactions must not exceed those which would have been charged by another qualified broker or member firm able to effect the same or a comparable transaction at an equally favorable price or it is what G.research charges its most favored customers on similar transactions. Rule 17e-1 under the 1940 Act and the Company’s procedures contain requirements that the Board, including the Independent Trustees, review such commissions and transactions quarterly and procedures at least annually to determine their continuing appropriateness. The Adviser and G.research are also required to furnish reports and maintain records in connection with such reviews.

To obtain the best execution of portfolio trades on the NYSE, G.research controls and monitors the execution of such transactions on the floor of the NYSE through independent “floor brokers” or the Designated Order Turnaround System of the NYSE. Such transactions are then cleared, confirmed to each Fund for the account of G.research, and settled directly with the Custodian of the Funds by a clearing house member firm which remits the commission less its clearing charges to the G.research. G.research may also effect each Fund’s portfolio transactions in the same manner and pursuant to the same arrangements on other national securities exchanges which adopt direct access rules similar to those of the NYSE. In addition, G.research may directly execute transactions for the Funds on the floor of any exchange, provided: (i) the Company’s Board has expressly authorized G.research to effect such transactions; and (ii) G.research annually advises the Fund of the aggregate compensation it earned on such transactions.

The Funds, excluding Media Mogul Fund and Pet Parents’ Fund did not commence operations as of the fiscal year ended September 30, 2022, and therefore did not pay any brokerage commissions during that period.

During its fiscal year ended September 30, 2023, the Media Mogul Fund acquired the securities of the following regular brokers or dealers or their parents. The following table sets forth the identity of those brokers, dealers, or their parents and the value of such holdings as of September 30, 2023:

Name of Regular Broker-Dealer or Its Parent (Issuer)	Shares	Aggregate Market Value
Liberty Global PLC	15,000	$278,400

During the fiscal year ended September 30, 2023, the Pet Parent’ Fund did not purchase securities of its regular broker-dealers or its parent company.

REDEMPTION OF SHARES

Payment of the redemption price for shares redeemed may be made either in cash or in portfolio securities (selected at the discretion of the Board and taken at their value used in determining each Fund’s NAV as described under “Determination of Net Asset Value”), or partly in cash and partly in portfolio securities. However, payments will be made wholly in cash unless the shareholder has redeemed more than $250,000 over the preceding three months and the Adviser believes that economic conditions exist which would make payments in cash detrimental to the best interests of each Fund. If payment for shares redeemed is made wholly or partly in portfolio securities, brokerage costs may be incurred by the investor in converting the securities to cash. Each Fund will not distribute in-kind portfolio securities that are not readily marketable.

Cancellation of purchase orders for Fund shares (as, for example, when checks submitted to purchase shares are returned unpaid) cause a loss to be incurred when the NAV of that Fund’s shares on the date of cancellation is less than on the original date of purchase. The investor is responsible for such loss, and the Fund may reimburse itself or the Distributor for such loss by automatically redeeming shares from any account registered at any time in that shareholder’s name, or by seeking other redress. If a Fund is unable to recover any loss to itself, it is the position of the SEC that the Distributor will be immediately obligated to make that Fund whole.

Each Fund imposes a redemption fee of 2.00% of the total redemption amount if shareholders sell or exchange any of their shares within seven days of the date of a purchase. The fee, its manner of calculation and exceptions to its applicability are discussed in the Funds’ prospectus. The fee is not a sales charge (load) and is paid directly to the respective Fund and not to the Adviser or Distributor.

No minimum initial investment is required for officers, directors, or full-time employees of the Company, other investment companies managed by the Adviser, the Adviser, the Sub-Administrator, the Distributor or their affiliates, including members of the “immediate family” of such individuals and retirement plans and trusts for their benefit. The term “immediate family” refers to spouses, children and grandchildren (adopted or natural), parents, grandparents, siblings, a spouse’s siblings, a sibling’s spouse, and a sibling’s children.

DETERMINATION OF NET ASSET VALUE

NAV is calculated separately for each class of each Fund. The NAV of Class A shares of the Pet Parents’ Fund and Media Mogul Fund will generally be lower than the NAV of Class I shares as a result of the higher service and distribution related fees to which Class A shares are subject. It is expected, however, that the NAV of each class will tend to converge immediately after the recording of dividends, if any, which will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.

For purposes of determining a Fund’s NAV, equity securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market where trades are reported contemporaneously and for which market quotations are readily available are valued at the last quoted sale or a market’s official closing price at the close of the exchange’s or other market’s regular trading hours, as of or prior to the time and day as of which such value is being determined. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market as determined by the Adviser, which has been appointed the “valuation designee” as such term is defined in Rule 2a-5(e)(4) Of the 1940 Act, pursuant to Rule 2a-5 under the 1940 Act (“Rule 2a-5”) by the Board. If there has been no sale on the day the valuation is made, the securities are valued at the mean of the closing bid and ask prices on the principal market for such security on such day. If no ask prices are quoted on such day, then the security is valued at the closing bid price on the principal market for such security on such day. If no bid or ask prices are quoted on such day, a Fund’s accounting agent will notify the Adviser, which has been appointed Valuation Designee pursuant to Rule 2a-5 under the 1940 Act (“Rule 2a-5”) by the Board, and the security will be valued based on written or standing instructions from the Adviser, as Valuation Designee.

Equity securities which are primarily traded on foreign markets, except for those that trade primarily in Latin America or South America, are generally valued at the preceding closing values of such securities on their respective exchanges but may be fair valued by the valuation designee under procedures adopted pursuant to Rule 2a-5 if market conditions change significantly after the close of the foreign market but prior to the close of business on the day the securities are being valued.. Equity securities which are primarily traded in Latin American or South American markets are valued each day approximately at the time of the close of regular trading on the NYSE as though such time were the close of trading on such Latin American or South American market and such Latin American or South American market were a U.S. market. When the NYSE is open, but the foreign market on which an equity security primarily trades is closed, such as for a foreign national holiday, the security will generally be valued at the last available closing value (subject to the Fair Value Procedures adopted by the Board under Rule 2a-5) using the prevailing exchange rate as described below. If some event occurs affecting or likely to affect the price of an equity security or group of equity securities to a significant extent including but not limited to material market movement, changes in market conditions after a foreign market closes, but prior to 4:00 p.m. Eastern Time, or a company development, such as a material business development, dividend declaration, stock split or rights offering, and if adequate and timely information relating to the event is not available or is not taken into account by the pricing service, the valuation designee should review the pricing furnished by the pricing service to determine whether it is appropriate in the circumstances. In such case, the valuation designee will obtain market quotations from another source or will make a fair value determination of such securities using other appropriate value measurements pursuant to the Funds’ Rule 2a-5 policies and procedures, and such information will be reported to the Board when and as required under Rule 2a-5 and the Funds’ policies and procedures adopted thereunder. If the primary market for such an equity security suspends or limits trading or price movements, whether for the market as a whole or the particular security, and trading also occurs on a secondary market which has not suspended or limited trading or price movement, valuation will be based on information from the secondary market provided by the valuation designee. If all markets on which such an equity security have suspended trading, the Valuation Designee will fair value such security as provided above. Information that becomes known after the close of the NYSE, normally 4:00 p.m. Eastern time, on any business day may be assessed in determining net asset value per share after the time of receipt of the information, but will not be used to retroactively adjust the price of the security determined earlier or on a prior day.

Initial public offering securities are initially valued at cost. Upon commencement of trading, these securities are valued like any other equity security.

Debt obligations (including convertible debt) for which market quotations are readily available are valued at the average of the latest bid and ask prices. If there were no ask prices quoted on such day, the security is valued using the closing bid price. Such debt obligations are valued through prices provided by a pricing service overseen by the Valuation Designee.

Assets and liabilities denominated in foreign currencies will be translated into U.S. dollars at the prevailing exchange rates as provided by an appropriate pricing service. Forward currency exchange contracts will be valued using interpolated forward exchange rates. Prevailing foreign exchange rates and forward currency foreign exchange rates may generally be obtained on a consistent basis at approximately 11:00 a.m. Eastern time, which approximates the close of the London Exchange. As available and as provided by an appropriate pricing service, translation of foreign security and currency market values will also occur with the use of foreign exchange rates obtained at the close of the NYSE, normally 4:00 p.m. Eastern time.

Certain securities are valued principally using dealer quotations. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded. OTC futures and options on futures for which market quotations are readily available will be valued by quotations received from a pricing service or, if no quotations are available from a pricing service, by quotations obtained from one or more dealers in the instrument in question by the Valuation Designee.

Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith by the valuation designee under procedures established pursuant to Rule 2a-5. Fair valuation methodologies and procedures may include, but are not limited to: (i) analysis and review of available financial and non-financial information about the company, (ii) comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities to the equivalent U.S. dollar value American Depositary Receipts securities at the close of U.S. exchanges; and (iii) evaluation of any other information that could be indicative of the value of the security.

A Fund may obtain valuations on the basis of prices provided by a pricing service overseen by the valuation designee. All other investment assets, including restricted and not readily marketable securities, are valued in good faith at fair value by the valuation designee under procedures established pursuant to Rule 2a-5. Additional information on fair valuation is provided in the Funds’ prospectus under “Pricing of Fund Shares.”

In addition, whenever developments in one or more securities markets after the close of the principal markets for one or more portfolio securities and before the time as of which a Fund determines its NAV would, if such developments had been reflected in such principal markets, likely have more than a minimal effect on any of the Fund’s NAV, the Fund may fair value such portfolio securities based on available market information as of the time the Fund determines its NAV.

NYSE Closings

The holidays (as observed) on which the NYSE is closed, and therefore days upon which shareholders cannot redeem shares, currently are: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, National Independence Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day and on the preceding Friday or subsequent Monday when a holiday falls on a Saturday or Sunday, respectively.

ADDITIONAL INFORMATION CONCERNING TAXES

General

Set forth below is a discussion of certain U.S. federal income tax issues concerning the Funds and the purchase, ownership, and disposition of the Funds’ shares by U.S. persons who hold their shares as capital assets (generally, assets held for investment). This discussion is based upon present provisions of the Code, the Treasury regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. This discussion does not purport to be complete or to address all aspects of U.S. federal income taxation that may be relevant to investors in light of their particular circumstances. No ruling has been or is expected to be sought from the Internal Revenue Service (“IRS”) or opinion of tax counsel regarding any matter discussed herein. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position different from any of the tax aspects set forth below. Prospective investors should consult their own tax advisers with regard to the U.S. federal tax consequences of the purchase, ownership, or disposition of shares of the Funds, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

Each Fund has elected to qualify and intends to continue to qualify as a regulated investment company under Subchapter M of the Code.

Accordingly, a Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities, or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies or net income derived from interests in “qualified publicly traded partnerships”, i.e., partnerships that are traded on an established securities market or that are readily tradable on a secondary market, other than partnerships that derive 90% of their gross income from interest, dividends, capital gains, and other traditional permitted mutual fund income and (b) diversify its holdings so that, at the end of each quarter of the taxable year (i) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its total assets is invested in the securities of (I) any one issuer (other than U.S. government securities and the securities of other regulated investment companies), (II) any two or more issuers (other than regulated investment companies) that it controls (by owning at least 20% of such issuers outstanding shares) and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or (III) any one or more “qualified publicly traded partnerships.” There can be no assurance that each Fund will meet all the requirements for such qualification each year.

As a regulated investment company, the Funds generally are not subject to U.S. federal income tax on income and gains that it distributes to shareholders, if at least (I) 90% of such Fund’s investment company taxable income (which includes, among other items, dividends, interest, and the excess of any net short term capital gains over net long term capital losses) for the taxable year is distributed (or deemed distributed) in that taxable year and (II) 90% of such Fund’s net tax exempt income is distributed (or deemed distributed) in that taxable year. Any income or gains retained by each Fund will be subject to regular corporate-level income taxes. In addition, if the Fund were to fail to meet its annual distribution requirement or otherwise fail to qualify as a regulated investment company in any given year, that Fund would be subject to U.S. Federal income tax at regular corporate rates on all of its taxable income and gains in that year. There is no assurance that the Fund will make sufficient distributions to eliminate all taxes at the fund level in all periods.

Each Fund may be able to cure a failure to derive 90% of its income from the sources specified above or a failure to diversify its holdings in the manner described above by paying a tax, by disposing of certain assets, or by paying a tax and disposing of assets. If, in any taxable year, a Fund fails one of these tests and does not timely cure the failure, the Fund will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Fund in computing its taxable income.

A Fund will determine either to distribute or to retain for reinvestment all or part of any net long term capital gains. If any such gains are retained by any Fund, that Fund will be subject to tax on such retained amount. In that event, a Fund expects that it will designate the retained amount as undistributed capital gains in a notice to its shareholders, each of whom (1) will be required to include in income for tax purposes as long term capital gains, its share of the undistributed amount, (2) will be entitled to credit its proportionate share of the tax paid by that Fund against its federal income tax liability and to claim refunds to the extent the credit exceeds such liability, and (3) will increase its basis in its shares of that Fund by an amount equal to the amount of undistributed capital gains included in such shareholder’s gross income net of such tax.

A distribution will be treated as paid during the calendar year if it is paid during the calendar year or declared by a Fund in October, November, or December of that year, payable to shareholders of record on a date during any such month and paid by a Fund during January of the following year. Any such distributions paid during January of the following year will be deemed to be received on December 31 of the year the distributions are declared, rather than when the distributions are received.

Under the Code, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level. To avoid the tax, each Fund must distribute during each calendar year an amount equal to at least the sum of (1) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) 98.2% of its capital gains in excess of its capital losses for the one year period generally ending on October 31 of the calendar year (unless an election is made by such Fund with a November or December year-end to use the Fund’s fiscal year) and (3) certain ordinary income and net capital gains for previous years that were not previously distributed. To avoid application of the excise tax, the Fund intends to make distributions in accordance with calendar year distribution requirements.

If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income will be subject to U.S. Federal income tax at regular corporate rates (without any deduction for distributions to its shareholders), and all distributions from earnings and profits, including any distributions of net tax exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income. Such distributions will be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. In addition, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying as a regulated investment company.

If a Fund failed to qualify as a regulated investment company for a period greater than two taxable years, a Fund may be required to recognize any net built-in gains with respect to certain of its assets, i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if a Fund had been liquidated, in order to qualify as a regulated investment company in a subsequent year.

Gains or losses on the sale of securities by the Fund will be long-term capital gains or losses if the securities have been held by the Fund for more than twelve months. Gains or losses on the sale of securities held for twelve months or less will be short-term capital gains or losses.

Certain options, futures contracts, and options on futures contracts are “section 1256 contracts.” Any gains or losses on section 1256 contracts are generally considered 60% long term and 40% short-term capital gains or losses (“60/40”). Also, section 1256 contracts held by the Fund at the end of each taxable year are “marked-to-market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as 60/40 gain or loss.

Hedging transactions undertaken by the Fund may result in “straddles” for U.S. federal income tax purposes. The straddle rules may affect the character of gains or losses realized by the Fund. In addition, losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Further, a Fund may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. A Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character, and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections accelerate the recognition of gains or losses from the affected straddle positions.

Because application of the straddle rules may affect the character of gains or losses, defer losses, and/or accelerate the recognition of gains or losses from the affected straddle positions, and require the capitalization of interest expense, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long term capital gain, as described below, may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions.

Distributions

Except as provided below, distributions of investment company taxable income are taxable to a U.S. shareholder as ordinary income. Properly designated distributions attributable to qualified dividends received by a Fund from certain U.S. and non-U.S. corporations are taxable to U.S. shareholders who are individuals at the reduced rate applicable to long term capital gains, provided that certain holding period and other requirements are met. Properly designated dividends paid by a Fund to a corporate shareholder, to the extent such dividends are attributable to dividends received by the Fund from U.S. corporations, may, subject to limitations, be eligible for the dividends received deduction.

Properly designated distributions of net capital gain (which consist of the excess of net long term capital gains over net short term capital losses) (“capital gain dividends”), if any, are taxable as long term capital gain, regardless of how long the shareholder has held its Fund shares, and are not eligible for the dividends received deduction. If the NAV of shares is reduced below a shareholder’s cost as a result of a distribution by a Fund, such distribution nevertheless will be taxable even though it represents a partial return of invested capital in an economic sense. The price of shares purchased at any time may reflect the amount of a forthcoming distribution. Those purchasing shares just prior to a distribution will receive a distribution which will be taxable to them, even though the distribution represents in part a return of invested capital. Funds may make taxable distributions even during periods in which share price has declined.

Disposition of Shares

Upon a redemption, sale or exchange of shares, a shareholder will realize a taxable gain or loss depending upon the tax basis in the shares. Such gain or loss will be long term, if the shareholder’s holding period for the shares is more than twelve months. Any loss realized on a redemption, sale or exchange will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of Fund dividends) within the sixty-one day period beginning thirty days before and ending thirty days after the date the shares are disposed of. In such case, the tax basis of the shares acquired will be adjusted to reflect the disallowed loss.

Any loss realized by a shareholder on the redemption, sale, or exchange of Fund shares held by the shareholder for six months or less will be treated for tax purposes as a long term capital loss to the extent of any distributions of net capital gains (including amounts credited as an undistributed capital gain dividend) received by the shareholder with respect to such shares.

If a shareholder (i) incurs a sales load charge in acquiring shares in the Funds and, by reason of incurring such charge or acquiring the shares, acquires the right to acquire shares of one or more regulated investment companies without the payment of a load charge or with the payment of a reduced load charge (a “reinvestment right”), and (ii) disposes of Fund shares before the 91st day after the date on which the shares were acquired and subsequently acquires shares in a Fund or in another regulated investment company before January 31 of the calendar year following the year of such disposition whereby the otherwise applicable load charge is reduced by reason of the reinvestment right, then the original load charge will not be taken into account for the purposes of determining the shareholder’s gain or loss on the disposition (to the extent the original load charge does not exceed the reduction in the subsequent load charge) subject to certain exceptions. To the extent such charge is not taken into account in determining the amount of gain or loss, the charge will be treated as incurred in connection with the subsequently acquired shares and will have a corresponding effect on the shareholder’s basis in such shares.

Tax on Net Investment Income

Certain U.S. holders who are individuals, estates or trusts and whose income exceeds certain thresholds will be required to pay a 3.8% federal tax on all or a portion of their “net investment income,” which includes dividends received from the Funds and capital gains from the sale or other disposition of the Funds’ stock.

Backup Withholding

The Company generally will be required to withhold U.S. federal income tax on all taxable distributions payable to shareholders who fail to provide their correct taxpayer identification number, at the current rate of 24%, or Social Security number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability if proper documentation is properly and timely filed.

Other Taxes

Dividends, distributions and redemption proceeds may also be subject to additional state, local, and foreign taxes depending on each shareholder’s particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above, including the likelihood that ordinary income dividends distributed to them will be subject to withholding of U.S. tax at a rate of 30% (or a lower treaty rate, if applicable), or that distributions may be subject to withholding of U.S. tax at a rate of 30% in the case of certain non-U.S. entities that fail to satisfy applicable reporting and certification requirements regarding their owners and/or account holders. Under proposed Treasury regulations, which may be relied upon by taxpayers until final Treasury regulations are published, there is no FATCA withholding on gross proceeds from a sale or disposition of fund shares (See FATCA, below).

If a shareholder recognizes a loss with respect to the Funds’ shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Foreign Withholding Taxes

Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the rate of foreign tax in advance since the amount of the Funds’ assets to be invested in various countries is not known. The Funds do not expect that they will be eligible to elect to pass through to their shareholders the ability to use the foreign tax deduction or foreign tax credit for foreign taxes paid by a Fund with respect to qualifying taxes.

The Foreign Account Tax Compliance Act (“FATCA”)

A 30% withholding tax on the Funds’ distributions generally applies if paid to a foreign entity unless: (i) if the foreign entity is a “foreign financial institution,” it undertakes certain due diligence, reporting, withholding and certification obligations, (ii) if the foreign entity is not a “foreign financial institution,” it identifies certain of its U.S. investors or (iii) the foreign entity is otherwise excepted under FATCA. If required under the rules above, and subject to any applicable intergovernmental agreements, withholding under FATCA applies generally with respect to distributions from a Fund. Under proposed Treasury regulations, which may be relied upon by taxpayers until final Treasury regulations are published, there is no FATCA withholding on gross proceeds from a sale or disposition of Fund shares or on capital gain distributions. If withholding is required under FATCA on a payment related to your shares, investors that otherwise would not be subject to withholding (or that otherwise would be entitled to a reduced rate of withholding) on such payment generally will be required to seek a refund or credit from the IRS to obtain the benefits of such exemption or reduction. The Funds will not pay any additional amounts in respect to amounts withheld under FATCA. You should consult your tax adviser regarding the effect of FATCA based on your individual circumstances.

Special Federal Income Tax Rules

Certain of the Funds’ investment practices are subject to special and complex federal income tax provisions that may, among other things, (i) disallow, suspend, or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long term capital gain or qualified dividend income into higher taxed short term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is limited), (iv) cause the Funds to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur and (vi) adversely alter the characterization of certain complex financial transactions. The Funds will monitor its transactions and may, but is not required to, make certain tax elections in order to mitigate the effect of these provisions.

INVESTMENT PERFORMANCE INFORMATION

From time to time, each Fund may quote its performance in advertisements or in reports and other communications to shareholders, computed according to formulas prescribed by the SEC.

Each Fund’s performance will vary from time to time depending upon market conditions, the composition of its portfolio, and its operating expenses. Consequently, any given performance quotation should not be considered representative of each Fund’s performance for any specified period in the future. In addition, when considering “average” total return figures for periods longer than one year, it is important to note that each Fund’s annual total returns for any one year in the period might have been greater or less than the average for the entire period. In addition, because the performance will fluctuate, it may not provide a basis for comparing an investment in each Fund with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing each Fund’s performance with that of other mutual funds should give consideration to the quality and maturity of the respective investment companies’ portfolio securities.

In reports or other communications to shareholders or in advertising material, each Fund may compare its performance with that of other mutual funds as listed in the rankings prepared by Lipper Inc., Morningstar, Inc., or similar independent services that monitor the performance of mutual funds or other industry or financial publications. It is important to note that the total return figures are based on historical results and are not intended to indicate future performance. Shareholders may make inquiries regarding a Fund’s total return figures to the Distributor.

In its reports, investor communications or advertisements, a Fund may also include: (i) descriptions and updates concerning its strategies and portfolio investments; (ii) its goals, risk factors, and expenses compared with other mutual funds; (iii) analysis of its investments by industry, country, credit quality, and other characteristics; (iv) a discussion of the risk/return continuum relating to different investments; (v) the potential impact of adding foreign stocks to a domestic portfolio; (vi) the general biography or work experience of the portfolio manager of a Fund; (vii) portfolio manager commentary or market updates; (viii) discussion of macroeconomic factors affecting each Fund and its investments; and (ix) other information of interest to investors.

In connection with communicating its yield or total return to current or prospective shareholders, each Fund may also compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to other unmanaged indexes which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

DESCRIPTION OF THE FUNDS’ SHARES

The shares of a Fund represent a beneficial interest in that Fund’s securities and other assets and in its profits or losses.

The Food of All Nations Fund and the RBI Fund currently offer a single class of shares, and the Media Mogul Fund and the Pet Parents’ Fund offer two classes of shares. Each share of the Funds is entitled to equal dividend, liquidation, and redemption rights. The governing instrument of the Company provides that, as determined by the Trustees, in their sole discretion, without the vote or consent of shareholders, (except as required by the 1940 Act) on any matter submitted to a vote of shareholders either (i) each whole share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional share shall be entitled to a proportionate fractional vote or (ii) each dollar of net asset value (number of shares owned times net asset value per share of the Company, if no series shall have been established, or of such series or class, as applicable) shall be entitled to one vote on any matter on which such shares are entitled to vote and each fractional dollar amount shall be entitled to a proportionate fractional vote. Without limiting the power of the Trustees in any way to designate otherwise in accordance with the preceding sentence, the Trustees have established as a default matter that each whole share is entitled to one vote as to any matter on which it is entitled to vote and each fractional share shall be entitled to a proportionate fractional vote. When issued and outstanding, shares are fully paid and non-assessable by the Company. Shares of a Fund will be voted together, subject to any exceptions set forth in the Company’s governing instrument. Shares have no preemptive rights and are freely transferable.

The Funds do not hold annual meetings of shareholders; however, certain significant corporate matters, such as the approval of a new investment advisory agreement or a change in a fundamental investment policy, which require shareholder approval, will be presented to shareholders at a meeting called by the Board for such purpose.

There normally will be no meeting of the shareholders for the purpose of electing Trustees until such time as less than a majority of Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders’ meeting for the election of Trustees. Each Trustee shall hold office for an indefinite term until the earliest of (i) the next meeting of shareholders if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the declination to serve, death, resignation, retirement, removal or incapacity of the Trustee. Any of the Trustees may be removed with or without cause by the affirmative vote of the shareholders of two thirds of the shares or with cause, by the action of two thirds of the remaining Trustees.

On certain matters, such as the election of Trustees, all shares of all of the Funds vote together as a single class. On other matters affecting a particular Fund, the shares of that Fund vote together as a separate class, such as with respect to a change in a fundamental investment restriction of the Fund. In voting on an investment management agreement for a Fund, approval by the shareholders of that Fund is effective as to the Fund whether or not enough votes are received from the shareholders of any of the other Funds to approve the investment management agreement for the other Funds.

Information for Shareholders

All shareholder inquiries regarding administrative procedures including the purchase and redemption of shares should be directed to the Distributor, G.distributors, LLC, One Corporate Center, Rye, New York 10580-1422. For assistance, call 800- GABELLI (800-422-3554) or through the internet at www.gabelli.com.

The Company will send unaudited reports at least semi-annually, and annual reports containing audited financial statements, to all of its shareholders.

FINANCIAL STATEMENTS

The financial statements for Medial Mogul Fund for the fiscal year ended September 30, 2023, and the Pet Parents’ Fund for the fiscal year ended September 30, 2023, including the Report of PwC, independent registered public accounting firm, are incorporated by reference to each Fund’s Annual Report to Shareholders. There are no Financial Statements for the Food of All Nations Fund and the RBI Fund because prior to the date of this SAI, these Funds have not commenced operations.

Each Fund’s Annual Report and Semi-annual Report will be available upon request and without charge by calling 800-GABELLI (800-422-3554) or through the Internet at www.gabelli.com.

APPENDIX A

DESCRIPTION OF CORPORATE DEBT RATINGS

MOODY’S INVESTORS SERVICE, INC. (“Moody’s”)

Aaa:	Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa:	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A:	Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa:	Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba:	Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B:	Obligations rated B are considered speculative and are subject to very high credit risk.

Caa:	Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca:	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C:	Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

NR:	NR is assigned to an unrated issuer, obligation and/or program.

Should no rating be assigned, the reason may be one of the following:

1.	An application for rating was not received or accepted.

2.	The issue or issuer belongs to a group of securities that are not rated as a matter of policy.

3.	There is a lack of essential data pertaining to the issue or issuer.

4.	The issue was privately placed, in which case the rating is not published in Moody’s publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note:	Moody’s appends numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.

A-1

STANDARD & POOR’S RATINGS SERVICES (“S&P”)

AAA	An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA	An obligation rated ‘AA’ differs from the highest rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A	An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB	An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, C	Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB	An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B	An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC	An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC	An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C	An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D	An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

NR	This indicates that no rating has been requested or that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Description of S&P and Moody’s commercial paper ratings:

The designation A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong. Capacity for timely payment on issues with an A-2 designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody’s. Issuers of P-1 paper must have a superior ability to repay short-term debt obligations, and ordinarily will be evidenced by leading market positions in well-established industries, high rates of return of funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity.

A-2

PART C: OTHER INFORMATION

Item 28	Exhibits

(a)

Amended and Restated Declaration of Trust for Gabelli Innovations Trust (the “Registrant”), dated February 20, 2019, is incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement as filed with the SEC via EDGAR on March 21, 2019 (Accession No. 0001133228-19-001283) (“Pre Effective Amendment No. 1”).

(b)		By-Laws of the Registrant, dated February 20, 2019, are incorporated by reference to Pre-Effective Amendment No. 1.

(c)

Instruments Defining Rights of Security Holders are incorporated by reference to Articles II, VI, and VII of the Registrant’s Amended and Restated Declaration of Trust filed as exhibit 28(a) to Pre-Effective Amendment No. 1 and to Articles I and V of Registrant’s By-Laws filed as exhibit 28(b) to Pre-Effective Amendment No. 1.

(d)	(1)	Investment Advisory Agreement between the Registrant and Gabelli Funds, LLC, with respect to Gabelli Media Mogul Fund, is incorporated by reference to Pre-Effective Amendment No. 1.

	(2)	Investment Advisory Agreement between the Registrant and Gabelli Funds, LLC, with respect to Gabelli Pet Parents’TM Fund, is incorporated by reference to Pre-Effective Amendment No. 1.

	(3)	Investment Advisory Agreement between the Registrant and Gabelli Funds, LLC, with respect to Gabelli Food of All Nations Fund, is incorporated by reference to Pre-Effective Amendment No. 1.

	(4)	Investment Advisory Agreement between the Registrant and Gabelli Funds, LLC, with respect to Gabelli RBI Fund, is incorporated by reference to Pre-Effective Amendment No. 1.

	(5)	Operating Expenses Limitation Agreement between the Registrant and Gabelli Funds, LLC, with respect to Gabelli Media Mogul Fund is incorporated by reference to Pre-Effective Amendment No. 1.

	(6)	Operating Expenses Limitation Agreement between the Registrant and Gabelli Funds, LLC, with respect to Gabelli Pet Parents’TM Fund is incorporated by reference to Pre-Effective Amendment No. 1.

	(7)	Operating Expenses Limitation Agreement between the Registrant and Gabelli Funds, LLC, with respect to Gabelli Food of All Nations Fund is incorporated by reference to Pre-Effective Amendment No. 1.

	(8)	Operating Expenses Limitation Agreement between the Registrant and Gabelli Funds, LLC, with respect to Gabelli RBI Fund is incorporated by reference to Pre-Affective Amendment No. 1.

(e)		Distribution Agreement between the Registrant and G.distributors, LLC, dated February 20, 2019, is incorporated by reference to Pre-Effective Amendment No. 1.

(f)		Not Applicable.

(g)	(1)	Custody Agreement between GAMCO Investors, Inc., and The Bank of New York Mellon, is incorporated by reference to Pre-Effective Amendment No. 1.

	(2)

Appendix A of the Custody Agreement between GAMCO Investors, Inc., and The Bank of New York Mellon, amended and restated as of March 11, 2019, is incorporated by reference to Pre-Effective Amendment No. 1.

(h)	(1)	Transfer Agency and Service Agreement, dated October 12, 1994, is incorporated by reference to Pre-Effective Amendment No. 1

	(2)	Amendment to the Transfer Agency and Service Agreements between Gabelli Funds and DST Asset Manager Solutions, Inc., dated March 11, 2019, is incorporated by reference to Pre-Effective Amendment No. 1.

(i)	(1)	Consent of Paul Hastings LLP, Trust Counsel, is filed herewith.

	(2)

Opinion of Richards, Layton & Finger, P.A., with respect to Gabelli Media Mogul Fund, Gabelli Pet Parents’TM Fund, Gabelli Food of All Nations Fund, and Gabelli RBI Fund, is incorporated by reference to Pre-Effective Amendment No. 1.

(j)	(1)	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm, is filed herewith.

	(2)

Power of Attorney for Mario J. Gabelli, Salvatore Salibello, Anthony S. Colavita, Kuni Nakamura, Michael J. Melarkey, and Frank J. Fahrenkopf, Jr., dated January 27, 2023, is incorporated by reference to Post-Effective Amendment No. 7 to the Registration Statement as filed with the SEC on January 27, 2023 (Accession No. 0001193125-23-017788).

(k)		Not Applicable.

(l)		Initial Subscription Agreement between the Registrant and Gabelli Funds, LLC, is incorporated by reference to Pre-Effective Amendment No. 1.

(m)		Not Applicable.

(n)		Not Applicable.

(o)		Not Applicable.

(p)		Revised Code of Ethics for the Registrant, Gabelli Funds, LLC, GAMCO Asset Management, Inc., G.research, LLC, G.distributors, LLC, Gabelli & Partners, LLC, and Gabelli & Company Investment Advisers, Inc., dated January 18, 2022, is filed herewith.

Item 29.	Persons Controlled by or Under Common Control with Registrant

None.

Item 30.	Indemnification

To the extent consistent with Section 17(h) and (i) of the Investment Company Act of 1940, as amended (the “1940 Act”), and pursuant to Article VIII of the Registrant’s Amended and Restated Declaration of Trust, Trustees, officers and employees of the Trust will be indemnified to the maximum extent permitted by Delaware law and the 1940 Act.

Reference is made to the provisions of Article VIII of the Registrant’s Amended and Restated Declaration of Trust hereby incorporated by reference (as noted in Item 28(a) above).

Insofar as indemnification of liabilities arising under the Securities Act of 1933, as amended (the “Act”) may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in that Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

The Registrant hereby undertakes that it will apply the indemnification provisions of its Amended and Restated Declaration of Trust, the Investment Advisory Agreements and the Distribution Agreement in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the 1940 Act, as amended.

Item 31.	Business and Other Connections of the Investment Adviser

Gabelli Funds, LLC (the “Adviser”) is a registered investment adviser providing investment management and administrative services to the Registrant. The Adviser also provides similar services to other mutual funds.

The information required by this Item 31 with respect to any other business, profession, vocation or employment of a substantial nature engaged in by directors and officers of the Adviser during the past two fiscal years is incorporated by reference to Form ADV filed by the Adviser pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-37706).

Item 32.	Principal Underwriter

(a)	G.distributors, LLC. (“G.distributors”) currently acts as distributor for Gabelli 787 Fund, Inc., The Gabelli Asset Fund, Gabelli Capital Series Funds, Inc., Comstock Funds, Inc., The Gabelli Dividend Growth Fund, Gabelli Equity Series Funds, Inc., GAMCO Global Series Funds, Inc., Gabelli Gold Fund, Inc, The Gabelli Growth Fund, Gabelli International Growth Fund, Inc., Gabelli Investor Funds, Inc., The Gabelli Money Market Funds, The Gabelli SRI Fund, Inc., The Gabelli Utilities Fund, The Gabelli Value 25 Fund Inc., The TETON Westwood Funds, the KEELEY Funds, Inc., and the Gabelli ETFs Trust.

(b)	The information required by this Item 32 with respect to each director, officer or partner of G.distributors is incorporated by reference to Schedule A of Form BD filed by G.distributors pursuant to the Securities Exchange Act of 1934, as amended (SEC File No. 8-68697).

(c)	Not Applicable.

Item 33.	Location of Accounts and Records

https://www.sec.gov/Archives/edgar/data/1760567/000114554923075830/xslFormN-CEN_X01/primary_doc.xml

Item 34.	Management Services

Not Applicable.

Item 35.	Undertakings

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant, GABELLI INNOVATIONS TRUST, certifies that it meets all the requirements for effectiveness of this Post-Effective Amendment No. 8 to its Registration Statement pursuant to Rule 485(b) of the Securities Act of 1933, as amended, and has duly caused this Post-Effective Amendment No. 8 to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Rye and State of New York, on the 26th day of January, 2024.

Gabelli Innovations Trust

By:	/s/ John C. Ball
Name:	John C. Ball
Title:	President and Principal Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 8 to its Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

Mario J. Gabelli* Mario J. Gabelli	Chairman of the Board	January 26, 2024

/s/ John C. Ball John C. Ball	President and Principal Executive Officer	January 26, 2024

/s/ John C. Ball John C. Ball	Treasurer and Principal Financial and Accounting Officer	January 26, 2024

Salvatore M. Salibello* Salvatore M. Salibello	Trustee	January 26, 2024

Anthony S. Colavita* Anthony S. Colavita	Trustee	January 26, 2024

Michael J. Melarkey* Michael J. Melarkey	Trustee	January 26, 2024

Frank J. Fahrenkopf, Jr.* Frank J. Fahrenkopf, Jr.	Trustee	January 26, 2024

*By:	/s/ John C. Ball
John C. Ball Attorney-in-Fact